UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3583

Fidelity Mt. Vernon Street Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2017

Item 1.

Reports to Stockholders

Fidelity Flex℠ Funds Fidelity Flex℠ Mid Cap Growth Fund Annual Report November 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity Flex℠ Mid Cap Growth Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Mid Cap Growth Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Period Ending Values
$11,250	Fidelity Flex℠ Mid Cap Growth Fund
$11,781	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 22.87% for the year ending November 30, 2017, rising steadily and closing the period at an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through period end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, info tech (+41%) led by a wide margin, surging amid strong earnings growth from several major index constituents. Utilities and financials each gained about 25%, the latter group riding an uptick in bond yields. Conversely, consumer discretionary (+20%) also rose solidly but lagged the broader market, as many brick-and-mortar retailers continued to suffer from increased online competition. Rising interest rates held back real estate (+16%), while consumer staples (+15%) and telecom (+1%) struggled due to investors’ general preference for risk assets. Lastly, sluggish oil prices pushed energy to a -4% return.

Comments from Portfolio Manager Jean Park:  From its inception on March 8, 2017, through November 30, 2017, the fund gained 12.50%, lagging the 17.81% return of the Russell Midcap® Growth Index. Versus the benchmark, stock selection was the primary drag on performance, especially in information technology, consumer discretionary and industrials. The fund’s biggest individual relative detractor stemmed from avoiding graphics-card designer and benchmark component Nvidia. Although I believed the company had a solid free-cash-flow (FCF) yield – meeting one of my primary investment criteria – it was very expensive, in my view, so I found other semiconductor companies that were more attractive to me. Nvidia shares posted a strong return for the year, mainly due to the company's favorable earnings. Other notable detractors included untimely ownership of car-parts retailers O’Reilly Automotive and AutoZone. Both stocks disappointed as sales dipped, and I sold both positions by period end. On the positive side, stock picking in consumer staples helped performance versus the benchmark. The fund's biggest individual relative contribution stemmed from avoiding poor-performing drug company and index constituent Incyte. Overweighting electronic payment processing provider Total System Services also delivered a solid boost.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Total System Services, Inc.	2.8	2.1
VeriSign, Inc.	2.4	2.1
Huntington Ingalls Industries, Inc.	2.4	1.6
Delphi Automotive PLC	2.4	0.0
ON Semiconductor Corp.	2.2	0.0
Progressive Corp.	2.1	0.5
Analog Devices, Inc.	2.1	0.0
Citrix Systems, Inc.	2.1	1.2
Citizens Financial Group, Inc.	2.0	1.9
Wyndham Worldwide Corp.	2.0	1.2
	22.5

Top Five Market Sectors as of November 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.5	23.7
Health Care	16.4	16.2
Consumer Discretionary	14.3	21.1
Industrials	14.3	16.0
Financials	10.5	6.6

Asset Allocation (% of fund's net assets)

As of November 30, 2017 *
Stocks	98.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 8.6%

As of May 31, 2017 *
Stocks	98.0%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

 * Foreign investments - 5.7%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments November 30, 2017

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 14.3%
Auto Components - 3.1%
Delphi Automotive PLC	163	$17,061
Visteon Corp. (a)	37	4,873
		21,934
Distributors - 0.8%
Pool Corp.	47	5,905
Diversified Consumer Services - 1.2%
Service Corp. International	225	8,314
Hotels, Restaurants & Leisure - 2.9%
Domino's Pizza, Inc.	24	4,468
Jack in the Box, Inc.	24	2,484
Wyndham Worldwide Corp.	124	13,936
		20,888
Media - 1.7%
Lions Gate Entertainment Corp. Class B	89	2,763
Live Nation Entertainment, Inc. (a)	164	7,442
Scripps Networks Interactive, Inc. Class A	20	1,637
		11,842
Multiline Retail - 1.8%
Dollar General Corp.	56	4,932
Dollar Tree, Inc. (a)	78	8,015
		12,947
Specialty Retail - 1.3%
Ross Stores, Inc.	124	9,428
Textiles, Apparel & Luxury Goods - 1.5%
Carter's, Inc.	46	4,983
Hanesbrands, Inc.	143	2,987
VF Corp.	38	2,772
		10,742

TOTAL CONSUMER DISCRETIONARY		102,000

CONSUMER STAPLES - 4.5%
Beverages - 2.0%
Brown-Forman Corp. Class B (non-vtg.)	69	4,126
Dr. Pepper Snapple Group, Inc.	59	5,322
Monster Beverage Corp. (a)	74	4,638
		14,086
Food Products - 1.1%
The Hershey Co.	69	7,654
Personal Products - 1.3%
Estee Lauder Companies, Inc. Class A	47	5,867
Herbalife Ltd. (a)	50	3,507
		9,374
Tobacco - 0.1%
British American Tobacco PLC sponsored ADR	19	1,209

TOTAL CONSUMER STAPLES		32,323

ENERGY - 0.7%
Energy Equipment & Services - 0.2%
Baker Hughes, a GE Co. Class A	45	1,338
Oil, Gas & Consumable Fuels - 0.5%
Andeavor	33	3,481

TOTAL ENERGY		4,819

FINANCIALS - 10.5%
Banks - 2.8%
Citizens Financial Group, Inc.	352	14,326
Huntington Bancshares, Inc.	330	4,752
Investors Bancorp, Inc.	80	1,142
		20,220
Capital Markets - 4.5%
Ameriprise Financial, Inc.	68	11,100
MarketAxess Holdings, Inc.	13	2,539
Moody's Corp.	75	11,387
S&P Global, Inc.	40	6,619
		31,645
Insurance - 3.2%
Aon PLC	30	4,207
Arch Capital Group Ltd.(a)	37	3,504
Progressive Corp.	283	15,050
		22,761

TOTAL FINANCIALS		74,626

HEALTH CARE - 16.4%
Health Care Equipment & Supplies - 2.9%
Edwards Lifesciences Corp. (a)	67	7,852
Intuitive Surgical, Inc. (a)	11	4,398
ResMed, Inc.	101	8,625
		20,875
Health Care Providers & Services - 4.2%
AmerisourceBergen Corp.	59	5,004
HCA Holdings, Inc. (a)	50	4,250
Laboratory Corp. of America Holdings (a)	25	3,957
MEDNAX, Inc. (a)	50	2,490
Universal Health Services, Inc. Class B	22	2,384
Wellcare Health Plans, Inc. (a)	54	11,501
		29,586
Health Care Technology - 1.9%
Cerner Corp. (a)	194	13,714
Life Sciences Tools & Services - 6.2%
Charles River Laboratories International, Inc. (a)	108	11,254
Illumina, Inc. (a)	40	9,201
Mettler-Toledo International, Inc. (a)	18	11,326
Waters Corp. (a)	61	12,027
		43,808
Pharmaceuticals - 1.2%
Jazz Pharmaceuticals PLC (a)	24	3,354
Teva Pharmaceutical Industries Ltd. sponsored ADR	360	5,335
		8,689

TOTAL HEALTH CARE		116,672

INDUSTRIALS - 14.3%
Aerospace & Defense - 3.4%
Huntington Ingalls Industries, Inc.	72	17,400
TransDigm Group, Inc.	25	7,095
		24,495
Airlines - 0.7%
Alaska Air Group, Inc.	72	4,980
Commercial Services & Supplies - 0.5%
KAR Auction Services, Inc.	73	3,677
Electrical Equipment - 1.8%
AMETEK, Inc.	54	3,925
Fortive Corp.	114	8,510
		12,435
Industrial Conglomerates - 1.8%
Roper Technologies, Inc.	48	12,826
Machinery - 3.4%
Cummins, Inc.	52	8,705
IDEX Corp.	52	7,050
Toro Co.	91	5,938
Wabtec Corp.	29	2,230
		23,923
Professional Services - 1.7%
Dun & Bradstreet Corp.	20	2,462
Equifax, Inc.	86	9,814
		12,276
Trading Companies & Distributors - 1.0%
United Rentals, Inc. (a)	43	6,858

TOTAL INDUSTRIALS		101,470

INFORMATION TECHNOLOGY - 33.5%
Communications Equipment - 1.4%
F5 Networks, Inc. (a)	74	9,931
Electronic Equipment & Components - 1.4%
Amphenol Corp. Class A	113	10,237
Internet Software & Services - 3.8%
Akamai Technologies, Inc. (a)	100	5,578
LogMeIn, Inc.	34	4,046
VeriSign, Inc. (a)	152	17,495
		27,119
IT Services - 8.0%
Amdocs Ltd.	94	6,137
Fiserv, Inc. (a)	94	12,356
FleetCor Technologies, Inc. (a)	23	4,183
Genpact Ltd.	57	1,838
Global Payments, Inc.	60	6,034
Paychex, Inc.	91	6,125
Total System Services, Inc.	270	20,073
		56,746
Semiconductors & Semiconductor Equipment - 11.8%
Analog Devices, Inc.	172	14,811
Applied Materials, Inc.	169	8,918
Broadcom Ltd.	14	3,891
KLA-Tencor Corp.	91	9,304
Lam Research Corp.	45	8,655
Microchip Technology, Inc.	134	11,657
ON Semiconductor Corp. (a)	762	15,301
Skyworks Solutions, Inc.	107	11,207
		83,744
Software - 7.1%
Adobe Systems, Inc. (a)	28	5,081
Check Point Software Technologies Ltd. (a)	91	9,490
Citrix Systems, Inc. (a)	166	14,547
Electronic Arts, Inc. (a)	55	5,849
Intuit, Inc.	16	2,516
Take-Two Interactive Software, Inc. (a)	114	12,717
		50,200

TOTAL INFORMATION TECHNOLOGY		237,977

MATERIALS - 2.1%
Chemicals - 2.1%
CF Industries Holdings, Inc.	64	2,398
Eastman Chemical Co.	18	1,663
Sherwin-Williams Co.	11	4,394
The Scotts Miracle-Gro Co. Class A	34	3,363
Valvoline, Inc.	118	2,910
		14,728
REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.6%
CoreSite Realty Corp.	68	7,717
Equity Lifestyle Properties, Inc.	63	5,690
Extra Space Storage, Inc.	63	5,378
		18,785
TOTAL COMMON STOCKS
(Cost $631,301)		703,400

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 1.13% (b)
(Cost $8,966)	8,965	8,966
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $640,267)		712,366
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(1,444)
NET ASSETS - 100%		$710,922

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$111
Total	$111

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $631,301)	$703,400
Fidelity Central Funds (cost $8,966)	8,966
Total Investment in Securities (cost $640,267)		$712,366
Cash		1,028
Receivable for investments sold		223
Dividends receivable		764
Distributions receivable from Fidelity Central Funds		15
Total assets		714,396
Liabilities
Payable for investments purchased	$3,474
Total liabilities		3,474
Net Assets		$710,922
Net Assets consist of:
Paid in capital		$643,160
Undistributed net investment income		5,271
Accumulated undistributed net realized gain (loss) on investments		(9,608)
Net unrealized appreciation (depreciation) on investments		72,099
Net Assets, for 63,168 shares outstanding		$710,922
Net Asset Value, offering price and redemption price per share ($710,922 ÷ 63,168 shares)		$11.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period March 8, 2017 (commencement of operations) to November 30, 2017
Investment Income
Dividends		$4,374
Special dividends		788
Income from Fidelity Central Funds		111
Total income		5,273
Expenses
Independent trustees' fees and expenses	$1
Miscellaneous	1
Total expenses		2
Net investment income (loss)		5,271
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,608)
Total net realized gain (loss)		(9,608)
Change in net unrealized appreciation (depreciation) on investment securities		72,099
Net gain (loss)		62,491
Net increase (decrease) in net assets resulting from operations		$67,762

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period March 8, 2017 (commencement of operations) to November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,271
Net realized gain (loss)	(9,608)
Change in net unrealized appreciation (depreciation)	72,099
Net increase (decrease) in net assets resulting from operations	67,762
Share transactions
Proceeds from sales of shares	652,377
Cost of shares redeemed	(9,217)
Net increase (decrease) in net assets resulting from share transactions	643,160
Total increase (decrease) in net assets	710,922
Net Assets
Beginning of period	–
End of period	$710,922
Other Information
Undistributed net investment income end of period	$5,271
Shares
Sold	64,021
Redeemed	(853)
Net increase (decrease)	63,168

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Mid Cap Growth Fund

Years ended November 30,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.10C
Net realized and unrealized gain (loss)	1.15
Total from investment operations	1.25
Net asset value, end of period	$11.25
Total ReturnD	12.50%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G,H
Expenses net of fee waivers, if any	- %G,H
Expenses net of all reductions	- %G,H
Net investment income (loss)	1.29%C,G
Supplemental Data
Net assets, end of period (000 omitted)	$711
Portfolio turnover rateI	38%G

 A For the period March 8, 2017 (commencement of operations) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. This dividend is not annualized in the ratio of net investment income (loss) to average net assets. Excluding this dividend the ratio would have been 1.14%.

 D Total returns for periods of less than one year are not annualized.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2017

1. Organization.

Fidelity Flex Mid Cap Growth Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$81,404
Gross unrealized depreciation	(9,431)
Net unrealized appreciation (depreciation)	$71,973
Tax Cost	$640,393

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,271
Capital loss carryforward	$(9,482)
Net unrealized appreciation (depreciation) on securities and other investments	$71,973

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(9,482)
Total capital loss carryforward	$(9,482)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $799,408 and $150,677, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $37 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 79% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Flex Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Flex Mid Cap Growth Fund (a fund of Fidelity Mt. Vernon Street Trust) as of November 30, 2017, and the results of its operations, the changes in its net assets, and the financial highlights for the period March 8, 2017 (commencement of operations) through November 30, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Flex Mid Cap Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 17, 2018

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2017 to November 30, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period-B June 1, 2017 to November 30, 2017
Actual	- %-C	$1,000.00	$1,092.20	$-
Hypothetical-D		$1,000.00	$1,025.07	$-

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C Amount represents less than .005%

 D 5% return per year before expenses

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Fidelity® Growth Company Fund Annual Report November 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Company Fund	37.34%	19.53%	11.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund, a class of the fund, on November 30, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

See above for additional information regarding the performance of Fidelity® Growth Company Fund.

Period Ending Values
$29,213	Fidelity® Growth Company Fund
$25,523	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 22.87% for the year ending November 30, 2017, rising steadily and closing the period at an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through period end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, info tech (+41%) led by a wide margin, surging amid strong earnings growth from several major index constituents. Utilities and financials each gained about 25%, the latter group riding an uptick in bond yields. Conversely, consumer discretionary (+20%) also rose solidly but lagged the broader market, as many brick-and-mortar retailers continued to suffer from increased online competition. Rising interest rates held back real estate (+16%), while consumer staples (+15%) and telecom (+1%) struggled due to investors’ general preference for risk assets. Lastly, sluggish oil prices pushed energy to a -4% return.

Comments from Portfolio Manager Steven Wymer:  For the year, the fund’s share classes advanced about 37%, handily outpacing the 30.25% return of the benchmark Russell 3000® Growth Index. Outperformance of the benchmark was driven largely by favorable stock selection in two sectors: information technology and consumer discretionary, which led the market the past 12 months amid investors’ increasing appetite for higher-growth investments. A sizable overweighting in chipmaker Nvidia was by far the fund’s largest individual relative contributor this period. Among other positives, the firm continued to bring on new processors with improved performance and expanded capabilities in applications related to artificial intelligence and machine learning. While positioning in health care proved a drag on our relative result, two names from the pharmaceuticals, biotechnology & life sciences industry ranked among the fund's top contributors: Alnylam Pharmaceuticals and Bluebird Bio. Aside from health care, an overweighting in energy proved the only other notable relative detractor. Among individual stocks, pharma firm Alkermes was the fund's largest relative detractor. Shares declined as the company awaited feedback from the U.S. Food and Drug Administration.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
NVIDIA Corp.	7.1	7.8
Apple, Inc.	5.1	5.6
Amazon.com, Inc.	4.8	4.9
Alphabet, Inc. Class A	3.6	3.9
Facebook, Inc. Class A	3.3	3.2
Salesforce.com, Inc.	2.9	3.0
adidas AG	2.5	2.7
Microsoft Corp.	2.3	2.1
Alphabet, Inc. Class C	1.9	2.1
Alnylam Pharmaceuticals, Inc.	1.6	0.8
	35.1

Top Five Market Sectors as of November 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	42.8	43.1
Consumer Discretionary	20.6	21.6
Health Care	18.7	16.8
Industrials	6.2	6.5
Consumer Staples	5.1	5.8

Asset Allocation (% of fund's net assets)

As of November 30, 2017*
Stocks	97.8%
Convertible Securities	1.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 11.4%

As of May 31, 2017*
Stocks	97.6%
Convertible Securities	2.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 11.4%

Investments November 30, 2017

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 20.4%
Auto Components - 0.0%
Delphi Automotive PLC	45,200	$4,731
Automobiles - 1.3%
Tesla, Inc. (a)(b)	1,749,000	540,179
Hotels, Restaurants & Leisure - 2.2%
China Lodging Group Ltd. ADR	380,000	40,550
Chipotle Mexican Grill, Inc. (a)	109,200	33,239
Del Taco Restaurants, Inc. (a)	747,400	9,178
Domino's Pizza, Inc.	145,586	27,102
Dunkin' Brands Group, Inc.	236,540	14,121
Hyatt Hotels Corp. Class A (a)	156,040	11,291
Las Vegas Sands Corp.	901,900	62,493
Marriott International, Inc. Class A	148,800	18,898
McDonald's Corp.	1,370,700	235,719
Papa John's International, Inc.	586,900	34,310
Royal Caribbean Cruises Ltd.	24,000	2,973
Sea Ltd. ADR (b)	684,600	7,941
Shake Shack, Inc. Class A (a)(b)	647,900	26,629
Starbucks Corp.	3,869,700	223,746
U.S. Foods Holding Corp. (a)	508,200	14,799
Wingstop, Inc. (b)	43,900	1,720
Yum China Holdings, Inc.	1,918,200	78,320
Yum! Brands, Inc.	1,078,000	89,981
		933,010
Household Durables - 0.4%
Roku, Inc.:
Class A (b)	689,200	30,256
Class B	3,579,213	141,415
Sony Corp. sponsored ADR	128,700	6,023
		177,694
Internet & Direct Marketing Retail - 7.7%
Amazon.com, Inc. (a)	1,694,701	1,994,239
Blue Apron Holdings, Inc.:
Class A (b)	1,018,500	3,045
Class B	1,769,256	5,026
Class B	442,313	1,323
Boohoo.Com PLC (a)	797,300	1,968
Ctrip.com International Ltd. ADR (a)	1,239,200	57,102
Expedia, Inc.	688,700	84,366
Groupon, Inc. (a)	8,398,600	47,368
JD.com, Inc. sponsored ADR (a)	5,360,500	200,751
Netflix, Inc. (a)	2,050,700	384,670
Priceline Group, Inc. (a)	110,868	192,878
The Honest Co., Inc. (a)(c)(d)	39,835	736
TripAdvisor, Inc. (a)	109,300	3,784
Vipshop Holdings Ltd. ADR (a)	1,492,100	12,280
Wayfair LLC Class A (a)(b)	3,286,067	229,992
		3,219,528
Leisure Products - 0.1%
Callaway Golf Co.	1,972,200	28,617
Media - 1.3%
Comcast Corp. Class A	9,045,300	339,561
Liberty Media Corp. Liberty Formula One Group Series C (a)	526,400	19,161
Lions Gate Entertainment Corp.:
Class A (a)(b)	99,846	3,266
Class B	99,846	3,099
The Walt Disney Co.	1,550,800	162,555
Turn, Inc. (Escrow) (d)	984,774	657
		528,299
Multiline Retail - 0.3%
Dollar General Corp.	177,100	15,599
Dollar Tree, Inc. (a)	862,900	88,672
Target Corp.	98,189	5,882
		110,153
Specialty Retail - 1.3%
CarMax, Inc. (a)	145,121	10,000
DavidsTea, Inc. (a)(b)	140,100	571
Home Depot, Inc.	2,027,400	364,567
L Brands, Inc.	138,800	7,783
Lowe's Companies, Inc.	487,900	40,676
RH (a)(b)	991,603	100,539
TJX Companies, Inc.	335,500	25,347
		549,483
Textiles, Apparel & Luxury Goods - 5.8%
adidas AG	4,982,387	1,038,986
Kering SA	539,800	239,491
lululemon athletica, Inc. (a)(e)	7,794,478	521,918
LVMH Moet Hennessy - Louis Vuitton SA (b)	173,243	50,468
NIKE, Inc. Class B	2,699,400	163,098
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	8,886,510	311,917
Tory Burch LLC:
Class A (c)(d)(f)	950,844	45,736
Class B (c)(d)(f)	324,840	16,582
Under Armour, Inc. Class C (non-vtg.) (a)(b)	176,204	2,102
VF Corp.	415,700	30,329
		2,420,627

TOTAL CONSUMER DISCRETIONARY		8,512,321

CONSUMER STAPLES - 5.1%
Beverages - 2.2%
Constellation Brands, Inc. Class A (sub. vtg.)	309,800	67,409
Dr. Pepper Snapple Group, Inc.	170,500	15,377
Fever-Tree Drinks PLC	1,199,173	31,624
Monster Beverage Corp. (a)	7,006,618	439,105
PepsiCo, Inc.	977,640	113,915
The Coca-Cola Co.	5,557,800	254,381
		921,811
Food & Staples Retailing - 0.6%
Costco Wholesale Corp.	932,600	171,999
Drogasil SA	2,655,873	71,398
Kroger Co.	210,550	5,445
Walgreens Boots Alliance, Inc.	279,600	20,344
		269,186
Food Products - 0.4%
Campbell Soup Co.	121,400	5,985
General Mills, Inc.	143,100	8,094
Kellogg Co.	103,300	6,834
Lamb Weston Holdings, Inc.	779,800	42,398
Mondelez International, Inc.	592,500	25,442
The Hain Celestial Group, Inc. (a)	333,500	13,707
The Hershey Co.	258,200	28,642
The Kraft Heinz Co.	446,800	36,356
		167,458
Household Products - 0.3%
Church & Dwight Co., Inc.	803,000	37,813
Colgate-Palmolive Co.	419,000	30,357
Kimberly-Clark Corp.	239,400	28,671
Procter & Gamble Co.	200,300	18,025
		114,866
Personal Products - 0.7%
Coty, Inc. Class A (b)	7,741,800	133,391
Herbalife Ltd. (a)(b)	1,514,710	106,242
Unilever NV (Certificaten Van Aandelen) (Bearer)	1,060,200	61,141
		300,774
Tobacco - 0.9%
Altria Group, Inc.	2,763,280	187,433
British American Tobacco PLC sponsored ADR	821,800	52,291
Philip Morris International, Inc.	1,185,980	121,859
		361,583

TOTAL CONSUMER STAPLES		2,135,678

ENERGY - 1.4%
Energy Equipment & Services - 0.2%
Baker Hughes, a GE Co. Class A	1,693,600	50,351
Halliburton Co.	521,300	21,780
U.S. Silica Holdings, Inc. (b)	592,000	19,637
		91,768
Oil, Gas & Consumable Fuels - 1.2%
Anadarko Petroleum Corp.	256,200	12,321
Cabot Oil & Gas Corp.	1,370,300	39,670
Concho Resources, Inc. (a)	420,100	58,755
Continental Resources, Inc. (a)	464,800	21,999
Diamondback Energy, Inc. (a)	409,233	44,733
EOG Resources, Inc.	1,303,200	133,343
Hess Corp.	91,100	4,180
Noble Energy, Inc.	1,007,611	26,500
PDC Energy, Inc. (a)	461,900	21,224
Pioneer Natural Resources Co.	353,607	55,177
Reliance Industries Ltd.	2,867,093	40,970
Valero Energy Corp.	211,900	18,143
		477,015

TOTAL ENERGY		568,783

FINANCIALS - 2.7%
Banks - 1.1%
Bank of America Corp.	1,747,800	49,236
Citigroup, Inc.	529,180	39,953
HDFC Bank Ltd. sponsored ADR	1,336,674	129,791
JPMorgan Chase & Co.	1,661,500	173,660
Signature Bank (a)	55,585	7,631
Wells Fargo & Co.	771,200	43,550
		443,821
Capital Markets - 1.5%
BlackRock, Inc. Class A	438,300	219,672
BM&F BOVESPA SA	5,367,297	38,105
Charles Schwab Corp.	6,646,875	324,301
E*TRADE Financial Corp. (a)	307,200	14,789
T. Rowe Price Group, Inc.	58,600	6,031
		602,898
Consumer Finance - 0.1%
American Express Co.	222,248	21,716
Discover Financial Services	122,844	8,673
		30,389
Diversified Financial Services - 0.0%
RPI International Holdings LP (a)(c)(d)	130,847	17,864
Insurance - 0.0%
Hiscox Ltd.	385,700	7,224

TOTAL FINANCIALS		1,102,196

HEALTH CARE - 17.9%
Biotechnology - 13.5%
AbbVie, Inc.	1,455,991	141,115
ACADIA Pharmaceuticals, Inc. (a)(b)(e)	7,643,408	231,213
Adverum Biotechnologies, Inc. (a)	203,700	621
Agios Pharmaceuticals, Inc. (a)(b)	1,995,889	122,847
Alexion Pharmaceuticals, Inc. (a)	1,443,260	158,484
Alkermes PLC (a)(e)	9,292,639	485,912
Alnylam Pharmaceuticals, Inc. (a)(e)	4,967,526	668,331
Amgen, Inc.	1,414,600	248,489
Array BioPharma, Inc. (a)	5,648,570	63,546
Arsanis, Inc. (a)	356,200	6,013
aTyr Pharma, Inc. (a)(g)	1,469,144	5,730
aTyr Pharma, Inc. (a)(b)	777,074	3,031
BeiGene Ltd. ADR (a)(b)	1,942,623	155,410
Biogen, Inc. (a)	363,700	117,173
Bioverativ, Inc.	133,850	6,695
bluebird bio, Inc. (a)(e)	2,542,488	439,342
Calyxt, Inc. (e)	1,495,200	28,618
Celgene Corp. (a)	1,123,488	113,281
Celldex Therapeutics, Inc. (a)(b)	1,954,093	5,862
Cellectis SA sponsored ADR (a)(b)	686,011	17,102
Chimerix, Inc. (a)	2,330,057	10,415
Coherus BioSciences, Inc. (a)	2,308,462	20,661
CytomX Therapeutics, Inc. (a)	703,761	14,568
CytomX Therapeutics, Inc. (a)(g)	794,033	16,436
Dicerna Pharmaceuticals, Inc. (a)	56,499	479
Editas Medicine, Inc. (a)	802,082	23,156
Exelixis, Inc. (a)(e)	15,140,367	410,001
Fate Therapeutics, Inc. (a)(b)	1,445,106	6,358
Five Prime Therapeutics, Inc. (a)	1,279,873	33,725
Galapagos Genomics NV sponsored ADR (a)	859,514	75,792
Gilead Sciences, Inc.	1,818,195	135,965
Global Blood Therapeutics, Inc. (a)	1,005,275	39,658
Heron Therapeutics, Inc. (a)(b)	1,677,963	29,532
Intellia Therapeutics, Inc. (a)(b)	877,700	19,766
Intercept Pharmaceuticals, Inc. (a)(b)	181,854	11,168
Intrexon Corp. (a)(b)	479,375	6,539
Ionis Pharmaceuticals, Inc. (a)(e)	7,527,586	417,706
Ironwood Pharmaceuticals, Inc. Class A (a)(b)	5,241,993	90,529
Jounce Therapeutics, Inc. (b)	470,900	7,421
Lexicon Pharmaceuticals, Inc. (a)(b)(e)	6,949,791	71,027
Macrogenics, Inc. (a)	251,500	4,859
Merrimack Pharmaceuticals, Inc. (b)	511,162	5,909
Momenta Pharmaceuticals, Inc. (a)(e)	5,130,358	70,799
Protagonist Therapeutics, Inc. (a)	633,174	12,347
Prothena Corp. PLC (a)(b)(e)	2,153,268	100,105
Regeneron Pharmaceuticals, Inc. (a)	980,618	354,846
Regulus Therapeutics, Inc. (a)(b)(e)	5,354,012	4,872
Rigel Pharmaceuticals, Inc. (a)(e)	10,719,851	44,595
Sage Therapeutics, Inc. (a)	2,065,373	190,861
Seattle Genetics, Inc. (a)	2,055,836	125,262
Seres Therapeutics, Inc. (a)(g)	572,827	6,015
Seres Therapeutics, Inc. (a)	1,154,734	12,125
Sienna Biopharmaceuticals, Inc. (b)	827,877	16,690
Sienna Biopharmaceuticals, Inc.	564,045	10,803
Spark Therapeutics, Inc. (a)	401,700	29,416
Syros Pharmaceuticals, Inc. (a)	730,882	10,854
Syros Pharmaceuticals, Inc. (g)	938,007	13,929
TESARO, Inc. (a)(b)	417,665	35,334
Ultragenyx Pharmaceutical, Inc. (a)	728,700	36,792
uniQure B.V. (a)	302,400	4,578
Vertex Pharmaceuticals, Inc. (a)	313,567	45,245
Xencor, Inc. (a)	943,717	20,488
Zai Lab Ltd. ADR (b)	890,372	23,248
		5,639,689
Health Care Equipment & Supplies - 1.7%
Abbott Laboratories	616,229	34,737
Align Technology, Inc. (a)	131,356	34,268
Danaher Corp.	1,291,600	121,875
DexCom, Inc. (a)	457,700	26,743
Genmark Diagnostics, Inc. (a)	1,493,900	6,648
Insulet Corp. (a)	1,949,100	139,809
Intuitive Surgical, Inc. (a)	380,179	151,988
Novocure Ltd. (a)(b)	1,757,600	33,834
Novocure Ltd. (a)(g)	571,461	11,001
Penumbra, Inc. (a)	1,318,287	138,816
Presbia PLC (a)(e)	1,309,593	3,510
		703,229
Health Care Providers & Services - 0.7%
Apollo Hospitals Enterprise Ltd.	720,000	12,351
Humana, Inc.	61,700	16,095
McKesson Corp.	96,900	14,316
National Vision Holdings, Inc.	173,500	5,654
OptiNose, Inc.	780,212	14,894
OptiNose, Inc.	992,571	17,053
UnitedHealth Group, Inc.	849,200	193,762
		274,125
Health Care Technology - 0.3%
athenahealth, Inc. (a)	674,100	89,581
Castlight Health, Inc. Class B (a)(b)	2,196,794	8,567
Cerner Corp. (a)	226,400	16,004
		114,152
Life Sciences Tools & Services - 0.0%
Illumina, Inc. (a)	52,938	12,177
Pharmaceuticals - 1.7%
Adimab LLC (c)(d)(f)	3,162,765	108,356
Akcea Therapeutics, Inc. (b)(e)	3,713,396	70,889
Avexis, Inc. (a)(e)	1,716,900	162,779
Bristol-Myers Squibb Co.	1,699,600	107,398
Castle Creek Pharmaceuticals, LLC Class A-2 unit (a)(c)(d)(f)(h)	46,864	19,375
Endocyte, Inc. (a)	1,103,415	5,528
Intra-Cellular Therapies, Inc. (a)(e)	3,851,931	59,705
Jazz Pharmaceuticals PLC (a)	392,800	54,890
Kolltan Pharmaceuticals, Inc. rights (d)	7,940,644	1,191
Nektar Therapeutics (a)	226,800	12,245
Rhythm Pharmaceuticals, Inc.	507,600	14,507
Stemcentrx, Inc. rights 12/31/21 (a)(d)	2,065,715	6,073
The Medicines Company (a)(b)	2,355,800	68,318
Theravance Biopharma, Inc. (a)(b)	894,910	25,460
		716,714

TOTAL HEALTH CARE		7,460,086

INDUSTRIALS - 6.0%
Aerospace & Defense - 1.0%
Lockheed Martin Corp.	472,800	150,880
Northrop Grumman Corp.	64,621	19,864
Space Exploration Technologies Corp. Class A (a)(c)(d)	418,210	56,458
The Boeing Co.	544,300	150,662
United Technologies Corp.	443,100	53,814
		431,678
Air Freight & Logistics - 0.3%
FedEx Corp.	90,500	20,947
United Parcel Service, Inc. Class B	973,200	118,195
		139,142
Airlines - 1.7%
Allegiant Travel Co.	129,300	19,654
Azul SA sponsored ADR	546,800	13,757
Delta Air Lines, Inc.	803,400	42,516
InterGlobe Aviation Ltd. (g)	637,747	11,091
JetBlue Airways Corp. (a)	7,329,523	157,365
Ryanair Holdings PLC sponsored ADR (a)	479,252	58,440
Southwest Airlines Co.	2,488,415	150,972
United Continental Holdings, Inc. (a)	1,083,500	68,607
Wheels Up Partners Holdings LLC:
Series B (a)(c)(d)(f)	6,703,518	20,915
Series C (a)(c)(d)(f)	3,466,281	10,815
Wizz Air Holdings PLC (a)(g)	2,992,973	135,355
		689,487
Electrical Equipment - 0.3%
AMETEK, Inc.	65,800	4,783
Eaton Corp. PLC	440,600	34,270
Emerson Electric Co.	396,300	25,688
Fortive Corp.	660,500	49,306
		114,047
Industrial Conglomerates - 0.9%
3M Co.	894,500	217,489
Honeywell International, Inc.	1,085,100	169,232
		386,721
Machinery - 1.4%
Aumann AG (g)	207,300	17,042
Caterpillar, Inc.	2,026,200	285,998
Cummins, Inc.	259,000	43,357
Deere & Co.	521,100	78,092
Illinois Tool Works, Inc.	308,100	52,146
Rational AG	4,075	2,666
Wabtec Corp. (b)	206,500	15,880
Xylem, Inc.	1,033,800	71,684
		566,865
Road & Rail - 0.3%
Union Pacific Corp.	1,147,200	145,121
Trading Companies & Distributors - 0.1%
Univar, Inc. (a)	967,000	28,488

TOTAL INDUSTRIALS		2,501,549

INFORMATION TECHNOLOGY - 42.2%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)	102,300	23,848
Infinera Corp. (a)(e)	11,233,428	81,330
Palo Alto Networks, Inc. (a)	72,300	10,538
		115,716
Electronic Equipment & Components - 0.2%
Cognex Corp.	26,455	3,666
Dell Technologies, Inc. (a)	180,900	14,154
IPG Photonics Corp. (a)	21,364	4,892
TE Connectivity Ltd.	108,400	10,237
Trimble, Inc. (a)	1,453,800	61,045
		93,994
Internet Software & Services - 12.1%
2U, Inc. (a)	813,969	52,175
Actua Corp. (a)(e)	2,336,045	36,209
Alarm.com Holdings, Inc. (a)	26,600	1,090
Alibaba Group Holding Ltd. sponsored ADR (a)	1,306,300	231,320
Alphabet, Inc.:
Class A (a)	1,455,578	1,508,226
Class C (a)	791,483	808,429
Apptio, Inc. Class A (a)	1,353,166	30,189
Baidu.com, Inc. sponsored ADR (a)	6,871	1,639
CarGurus, Inc. Class A (b)	67,900	2,002
Cloudera, Inc. (g)	529,285	8,379
Criteo SA sponsored ADR (a)(b)	177,500	5,920
Dropbox, Inc. Class B (a)(c)(d)	1,105,082	15,703
eBay, Inc. (a)	545,200	18,902
Etsy, Inc. (a)	191,500	3,152
Facebook, Inc. Class A (a)	7,864,391	1,393,413
GoDaddy, Inc. (a)	389,200	18,935
Match Group, Inc. (a)(b)	216,200	6,356
MongoDB, Inc. Class B	956,702	24,565
NAVER Corp.	8,760	6,442
NetEase, Inc. ADR	612,500	201,335
New Relic, Inc. (a)	451,379	25,404
Nutanix, Inc.:
Class A (a)	4,196,600	137,648
Class B (g)	1,151,309	37,763
Okta, Inc.	88,700	2,591
Shopify, Inc. Class A (a)	3,489,296	365,549
Tencent Holdings Ltd.	1,144,100	58,579
Twitter, Inc. (a)	410,390	8,446
Wix.com Ltd. (a)	651,000	35,740
		5,046,101
IT Services - 3.6%
Cognizant Technology Solutions Corp. Class A	994,132	71,856
IBM Corp.	241,400	37,168
MasterCard, Inc. Class A	2,399,400	361,038
PayPal Holdings, Inc. (a)	5,265,400	398,749
Square, Inc. (a)	2,971,300	116,534
Visa, Inc. Class A	4,341,705	488,833
		1,474,178
Semiconductors & Semiconductor Equipment - 10.2%
Advanced Micro Devices, Inc. (a)(b)	7,058,300	76,865
Applied Materials, Inc.	406,100	21,430
ASML Holding NV	408,293	71,664
Broadcom Ltd.	595,302	165,458
Cavium, Inc. (a)	2,095,260	179,103
Cirrus Logic, Inc. (a)	1,547,867	85,504
Cree, Inc. (a)	1,078,371	38,325
Cypress Semiconductor Corp.	613,100	9,816
Inphi Corp. (a)(b)	343,000	14,087
Intel Corp.	78,200	3,506
KLA-Tencor Corp.	250,800	25,642
Marvell Technology Group Ltd.	719,800	16,080
Micron Technology, Inc. (a)	1,032,000	43,746
NVIDIA Corp.	14,701,251	2,950,687
Qorvo, Inc. (a)	234,100	17,927
Silicon Laboratories, Inc. (a)(e)	3,281,489	298,944
Skyworks Solutions, Inc.	123,331	12,918
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,262,400	49,991
Texas Instruments, Inc.	1,780,700	173,244
		4,254,937
Software - 10.3%
Activision Blizzard, Inc.	8,456,108	527,661
Adobe Systems, Inc. (a)	1,802,336	327,070
Appirio, Inc. (Escrow) (d)	389,363	96
Atlassian Corp. PLC (a)	459,200	21,440
Autodesk, Inc. (a)	873,300	95,801
Black Knight, Inc. (a)	465,700	20,910
Electronic Arts, Inc. (a)	1,859,952	197,806
HubSpot, Inc. (a)	1,793,000	145,143
Intuit, Inc.	497,800	78,264
Microsoft Corp.	11,287,217	950,045
Oracle Corp.	1,031,800	50,620
Paylocity Holding Corp. (a)	175,500	8,098
Proofpoint, Inc. (a)	369,200	33,246
Red Hat, Inc. (a)	3,829,186	485,388
SailPoint Technologies Holding, Inc. (a)	244,600	3,596
Salesforce.com, Inc. (a)	11,721,112	1,222,746
Snap, Inc. Class A (a)(b)	4,003,454	55,168
Zendesk, Inc. (a)	1,843,992	61,977
		4,285,075
Technology Hardware, Storage & Peripherals - 5.5%
Apple, Inc.	12,411,348	2,132,890
BlackBerry Ltd. (a)	2,262,100	24,363
NetApp, Inc.	411,600	23,260
Pure Storage, Inc. Class A (a)	3,431,819	63,420
Samsung Electronics Co. Ltd.	21,904	51,146
Western Digital Corp.	94,113	7,422
		2,302,501

TOTAL INFORMATION TECHNOLOGY		17,572,502

MATERIALS - 1.4%
Chemicals - 1.4%
CF Industries Holdings, Inc.	1,386,825	51,964
DowDuPont, Inc.	3,584,579	257,946
LG Chemical Ltd.	24,000	9,211
LyondellBasell Industries NV Class A	130,300	13,642
Monsanto Co.	627,371	74,243
Praxair, Inc.	185,400	28,537
The Mosaic Co.	248,800	6,043
The Scotts Miracle-Gro Co. Class A	1,301,261	128,695
		570,281
Containers & Packaging - 0.0%
Aptargroup, Inc.	53,300	4,712

TOTAL MATERIALS		574,993

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
American Tower Corp.	657,700	94,663
Real Estate Management & Development - 0.0%
Redfin Corp. (b)	69,600	1,585

TOTAL REAL ESTATE		96,248

TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.1%
Verizon Communications, Inc.	990,700	50,417
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (a)	2,820,800	172,266

TOTAL TELECOMMUNICATION SERVICES		222,683

TOTAL COMMON STOCKS
(Cost $18,551,035)		40,747,039

Preferred Stocks - 1.9%
Convertible Preferred Stocks - 1.9%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC Series 3 Preferred (a)(c)(d)(f)	56,343	7,862
Topgolf International, Inc. Series F (c)(d)	819,532	11,337
		19,199
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc.:
Series C (a)(c)(d)	92,950	2,904
Series D (a)(c)(d)	69,363	2,340
		5,244
Leisure Products - 0.0%
Peloton Interactive, Inc. Series E (c)(d)	637,482	14,745
Textiles, Apparel & Luxury Goods - 0.1%
Harmony Biosciences II, Inc. Series A (c)(d)	10,934,380	10,934
Homology Medicines, Inc. Series B (c)(d)	3,750,001	5,400
Rubius Therapeutics, Inc. Series B (c)(d)	1,287,247	13,284
		29,618
TOTAL CONSUMER DISCRETIONARY		68,806
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Neon Therapeutics, Inc. Series B (c)(d)	3,188,856	8,961
UNITY Biotechnology, Inc. Series B (a)(c)(d)	2,214,616	10,032
		18,993
Insurance - 0.0%
Clover Health Series D (c)(d)	863,631	7,859
TOTAL FINANCIALS		26,852
HEALTH CARE - 0.8%
Biotechnology - 0.7%
10X Genomics, Inc. Series C (a)(c)(d)	2,505,940	13,783
23andMe, Inc. Series F (c)(d)	590,383	8,197
Axcella Health, Inc. Series C (a)(c)(d)	536,592	5,409
Immunocore Ltd. Series A (a)(c)(d)	67,323	23,875
Intarcia Therapeutics, Inc.:
Series CC (a)(c)(d)	1,051,411	63,085
Series DD (a)(c)(d)	1,543,687	92,621
Moderna Therapeutics, Inc.:
Series B (c)(d)	242,837	1,751
Series C (c)(d)	554,903	4,001
Series D (a)(c)(d)	4,688,230	33,802
Series E (a)(c)(d)	5,651,170	40,745
Series F (a)(c)(d)	140,212	1,011
Translate Bio:
Series B (a)(c)(d)	4,408,601	12,653
Series C (c)(d)	1,959,621	5,624
		306,557
Health Care Equipment & Supplies - 0.0%
Shockwave Medical, Inc. Series C (c)(d)	5,413,080	5,467
Health Care Providers & Services - 0.0%
Mulberry Health, Inc. Series A8 (a)(c)(d)	2,790,742	17,721
Health Care Technology - 0.1%
Codiak Biosciences, Inc.:
Series A (a)(c)(d)	589,863	2,234
Series B (a)(c)(d)	1,917,058	7,261
Series C 8.00% (c)(d)	2,688,186	10,182
		19,677
TOTAL HEALTH CARE		349,422
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(c)(d)	216,276	29,197
Commercial Services & Supplies - 0.0%
Domo, Inc. Series D (a)(c)(d)	2,990,903	11,545
Professional Services - 0.1%
YourPeople, Inc. Series C (a)(c)(d)	5,833,137	29,982
TOTAL INDUSTRIALS		70,724
INFORMATION TECHNOLOGY - 0.6%
Internet Software & Services - 0.5%
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	7,578,338	2,489
Reddit, Inc. Series B (c)(d)	384,303	6,062
Starry, Inc. Series B (c)(d)	9,869,159	9,099
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)(d)	4,770,180	166,575
Series E, 8.00% (a)(c)(d)	209,216	7,306
		191,531
IT Services - 0.0%
AppNexus, Inc. Series E (a)(c)(d)	923,523	21,380
Software - 0.1%
Appirio, Inc. Series E (Escrow) (d)	2,725,544	693
Cloudflare, Inc. Series D 8.00% (a)(c)(d)	1,429,726	9,079
Dataminr, Inc. Series D (a)(c)(d)	1,773,901	18,466
Outset Medical, Inc. Series C (c)(d)	1,244,716	2,850
Taboola.Com Ltd. Series E (a)(c)(d)	1,337,420	19,767
		50,855
TOTAL INFORMATION TECHNOLOGY		263,766
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series A1 (c)(d)	699,106	3,216

TOTAL CONVERTIBLE PREFERRED STOCKS		782,786

Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
Itau Unibanco Holding SA	1,874,400	23,631
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Yumanity Holdings LLC Class A (a)(c)(d)	464,607	5,194

TOTAL NONCONVERTIBLE PREFERRED STOCKS		28,825

TOTAL PREFERRED STOCKS
(Cost $601,032)		811,611

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 1.13% (i)	73,959,085	73,974
Fidelity Securities Lending Cash Central Fund 1.13% (i)(j)	555,698,066	555,754
TOTAL MONEY MARKET FUNDS
(Cost $629,703)		629,728
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $19,781,770)		42,188,378
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(515,763)
NET ASSETS - 100%		$41,672,615

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,099,826,000 or 2.6% of net assets.

 (d) Level 3 security

 (e) Affiliated company

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $262,741,000 or 0.6% of net assets.

 (h) Investment represents common shares and preferred shares.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Includes investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
10X Genomics, Inc. Series C	2/23/16 - 4/3/17	$11,222
23andMe, Inc. Series F	8/31/17	$8,197
Adimab LLC	9/17/14 - 6/5/15	$47,869
Altiostar Networks, Inc. Series A1	1/10/17	$3,216
AppNexus, Inc. Series E	8/1/14	$18,500
Axcella Health, Inc. Series C	8/11/17	$5,409
Castle Creek Pharmaceuticals, LLC Class A-2 unit	9/29/16	$15,465
Cloudflare, Inc. Series D 8.00%	11/5/14	$8,758
Clover Health Series D	6/7/17	$8,099
Codiak Biosciences, Inc. Series A	11/12/15	$590
Codiak Biosciences, Inc. Series B	11/12/15	$5,751
Codiak Biosciences, Inc. Series C 8.00%	11/17/17	$10,182
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$22,617
Domo, Inc. Series D	1/24/14	$12,362
Dropbox, Inc. Class B	5/2/12	$10,000
Harmony Biosciences II, Inc. Series A	9/22/17	$10,934
Homology Medicines, Inc. Series B	7/28/17	$5,400
Immunocore Ltd. Series A	7/27/15	$12,669
Intarcia Therapeutics, Inc. Series CC	11/14/12	$14,331
Intarcia Therapeutics, Inc. Series DD	3/17/14	$50,000
Jet.Com, Inc. Series B1 (Escrow)	9/19/16	$2,489
MOD Super Fast Pizza Holdings LLC Series 3 Preferred	11/3/16	$7,719
Moderna Therapeutics, Inc. Series B	4/13/17	$1,408
Moderna Therapeutics, Inc. Series C	4/13/17	$3,224
Moderna Therapeutics, Inc. Series D	11/6/13	$20,615
Moderna Therapeutics, Inc. Series E	12/18/14	$24,850
Moderna Therapeutics, Inc. Series F	8/10/16	$617
Mulberry Health, Inc. Series A8	1/20/16	$18,851
Neon Therapeutics, Inc. Series B	12/28/16	$8,961
Outset Medical, Inc. Series C	4/19/17	$3,226
Peloton Interactive, Inc. Series E	3/31/17	$13,809
Reddit, Inc. Series B	7/26/17	$5,456
RPI International Holdings LP	5/21/15 - 3/23/16	$16,269
Rubius Therapeutics, Inc. Series B	6/7/17	$10,800
Shockwave Medical, Inc. Series C	9/27/17	$5,467
Space Exploration Technologies Corp. Class A	10/16/15 - 4/6/17	$38,201
Space Exploration Technologies Corp. Series G	1/20/15	$16,753
Starry, Inc. Series B	12/1/16	$5,339
Taboola.Com Ltd. Series E	12/22/14	$13,943
The Honest Co., Inc.	8/21/14	$1,078
The Honest Co., Inc. Series C	8/21/14	$2,515
The Honest Co., Inc. Series D	8/3/15	$3,174
Topgolf International, Inc. Series F	11/10/17	$11,337
Tory Burch LLC Class A	5/14/15	$67,653
Tory Burch LLC Class B	12/31/12	$17,505
Translate Bio Series B	7/17/15	$4,761
Translate Bio Series C	12/22/16	$3,880
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$74,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$6,971
UNITY Biotechnology, Inc. Series B	10/14/16	$9,102
Wheels Up Partners Holdings LLC Series B	9/18/15	$19,040
Wheels Up Partners Holdings LLC Series C	6/22/17	$10,815
YourPeople, Inc. Series C	5/1/15	$86,920
Yumanity Holdings LLC Class A	2/8/16	$3,140

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$641
Fidelity Securities Lending Cash Central Fund	8,882
Total	$9,523

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
ACADIA Pharmaceuticals, Inc.	$79,057	$--	$--	$--	$--	$(66,081)	$--
ACADIA Pharmaceuticals, Inc.	108,950	42,986	20,070	--	11,831	74,540	231,213
Actua Corp.	43,200	744	12,828	--	(1,934)	7,027	36,209
Akcea Therapeutics, Inc.	--	59,454	2,971	--	2,116	12,290	70,889
Alkermes PLC	564,496	44,452	80,618	--	56,241	(98,659)	485,912
Alnylam Pharmaceuticals, Inc.	211,633	70,869	41,776	--	20,460	407,145	668,331
Applied Micro Circuits Corp.	53,082	--	51,459	--	(489)	(1,134)	--
Apptio, Inc.	15,712	--	--	--	--	4,288	--
Apptio, Inc. Class A	8,213	3,730	2,318	--	(207)	771	--
aTyr Pharma, Inc.	1,743	2,238	752	--	(3,606)	3,408	--
aTyr Pharma, Inc.	4,554	--	--	--	--	1,176	--
Avexis, Inc.	55,238	75,697	12,151	--	4,244	39,751	162,779
bluebird bio, Inc.	146,921	45,530	31,431	--	23,351	254,971	439,342
Calyxt, Inc.	--	12,774	1,199	--	835	16,208	28,618
Chimerix, Inc.	14,256	95	3,241	--	(9,329)	8,634	--
Exelixis, Inc.	308,449	3,202	67,022	--	41,684	123,688	410,001
HubSpot, Inc.	100,001	19,450	15,431	--	4,845	36,278	--
Infinera Corp.	106,776	2,985	16,363	--	(5,711)	(6,357)	81,330
Intra-Cellular Therapies, Inc.	47,622	14,588	7,611	--	3,878	1,228	59,705
Ionis Pharmaceuticals, Inc.	354,387	30,180	55,159	--	35,989	52,309	417,706
Lexicon Pharmaceuticals, Inc.	103,734	16,578	13,727	--	5,811	(41,369)	71,027
lululemon athletica, Inc.	512,051	9,581	83,187	--	56,902	26,571	521,918
Merrimack Pharmaceuticals, Inc.	41,377	--	5,347	6,931	(14,890)	(15,231)	--
Momenta Pharmaceuticals, Inc.	76,442	7,642	11,483	--	738	(2,540)	70,799
Nutanix, Inc. Class A	30,867	77,082	9,608	--	(1,016)	40,323	--
Nutanix, Inc. Class B	33,158	--	--	--	--	(17,734)	--
NVIDIA Corp.	2,768,858	25,835	2,076,932	2,233	1,820,730	431,607	--
Presbia PLC	5,184	938	670	--	(90)	(1,852)	3,510
Prothena Corp. PLC	126,623	18,551	17,049	--	13,413	(41,433)	100,105
Regulus Therapeutics, Inc.	7,632	2,588	876	--	(2,181)	(2,291)	4,872
RH	77,545	1,186	58,577	--	(36,201)	116,586	--
Rigel Pharmaceuticals, Inc.	21,349	10,553	3,946	--	1,098	15,541	44,595
Sage Therapeutics, Inc.	100,093	30,100	16,691	--	12,950	64,409	--
Silicon Laboratories, Inc.	215,457	37,332	33,580	--	11,821	67,914	298,944
Syros Pharmaceuticals, Inc.	--	--	--	--	--	2,863	--
Syros Pharmaceuticals, Inc.	11,084	419	1,548	--	142	757	--
Syros Pharmaceuticals, Inc.	12,101	--	--	--	--	(1,035)	--
Wizz Air Holdings PLC	64,452	11,973	11,208	--	2,698	67,440	--
Total	$6,432,297	$679,332	$2,766,829	$9,164	$2,056,123	$1,582,007	$4,207,805

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$8,581,127	$8,251,701	$196,909	$132,517
Consumer Staples	2,135,678	2,074,537	61,141	--
Energy	568,783	568,783	--	--
Financials	1,152,679	1,107,963	--	44,716
Health Care	7,814,702	7,297,235	27,856	489,611
Industrials	2,572,273	2,413,361	--	158,912
Information Technology	17,836,268	17,473,559	83,144	279,565
Materials	574,993	574,993	--	--
Real Estate	96,248	96,248	--	--
Telecommunication Services	225,899	222,683	--	3,216
Money Market Funds	629,728	629,728	--	--
Total Investments in Securities:	$42,188,378	$40,710,791	$369,050	$1,108,537

The following is a summary of transfers between Level 1 and Level 2 for the period ended November 30, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$0
Level 2 to Level 1	$797,730

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Health Care
Beginning Balance	$402,671
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	47,141
Cost of Purchases	39,799
Proceeds of Sales	-
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$489,611
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2017	$47,141
Other Investments in Securities
Beginning Balance	$736,924
Net Realized Gain (Loss) on Investment Securities	(43,260)
Net Unrealized Gain (Loss) on Investment Securities	(38,329)
Cost of Purchases	104,525
Proceeds of Sales	(140,934)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$618,926
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2017	$(72,605)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.6%
Cayman Islands	2.8%
Germany	2.6%
Ireland	1.7%
Others (Individually Less Than 1%)	4.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2017
Assets
Investment in securities, at value (including securities loaned of $548,763) — See accompanying schedule: Unaffiliated issuers (cost $16,623,846)	$37,350,845
Fidelity Central Funds (cost $629,703)	629,728
Other affiliated issuers (cost $2,528,221)	4,207,805
Total Investment in Securities (cost $19,781,770)		$42,188,378
Cash		244
Restricted cash		310
Receivable for investments sold		55,151
Receivable for fund shares sold		23,605
Dividends receivable		33,297
Interest receivable		2
Distributions receivable from Fidelity Central Funds		737
Prepaid expenses		78
Other receivables		2,210
Total assets		42,304,012
Liabilities
Payable for investments purchased	$9,845
Payable for fund shares redeemed	32,562
Accrued management fee	25,269
Other affiliated payables	3,734
Other payables and accrued expenses	4,258
Collateral on securities loaned	555,729
Total liabilities		631,397
Net Assets		$41,672,615
Net Assets consist of:
Paid in capital		$17,503,542
Distributions in excess of net investment income		(931)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,765,159
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,404,845
Net Assets		$41,672,615
Growth Company:
Net Asset Value, offering price and redemption price per share ($25,256,431 ÷ 136,321 shares)		$185.27
Class K:
Net Asset Value, offering price and redemption price per share ($16,416,184 ÷ 88,621 shares)		$185.24

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2017
Investment Income
Dividends (including $9,164 earned from other affiliated issuers)		$298,693
Interest		9
Income from Fidelity Central Funds		9,523
Total income		308,225
Expenses
Management fee
Basic fee	$206,855
Performance adjustment	57,184
Transfer agent fees	39,877
Accounting and security lending fees	2,250
Custodian fees and expenses	723
Independent trustees' fees and expenses	145
Appreciation in deferred trustee compensation account	3
Registration fees	288
Audit	210
Legal	97
Interest	6
Miscellaneous	315
Total expenses before reductions	307,953
Expense reductions	(632)	307,321
Net investment income (loss)		904
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,244,302
Fidelity Central Funds	(6)
Other affiliated issuers	2,056,123
Foreign currency transactions	(60)
Total net realized gain (loss)		5,300,359
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,906)	5,091,206
Fidelity Central Funds	(49)
Other affiliated issuers	1,582,007
Assets and liabilities in foreign currencies	184
Total change in net unrealized appreciation (depreciation)		6,673,348
Net gain (loss)		11,973,707
Net increase (decrease) in net assets resulting from operations		$11,974,611

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2017	Year ended November 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$904	$41,597
Net realized gain (loss)	5,300,359	4,411,523
Change in net unrealized appreciation (depreciation)	6,673,348	(3,344,102)
Net increase (decrease) in net assets resulting from operations	11,974,611	1,109,018
Distributions to shareholders from net investment income	(37,300)	(13,792)
Distributions to shareholders from net realized gain	(2,014,292)	(1,582,394)
Total distributions	(2,051,592)	(1,596,186)
Share transactions - net increase (decrease)	(4,103,390)	(4,759,956)
Total increase (decrease) in net assets	5,819,629	(5,247,124)
Net Assets
Beginning of period	35,852,986	41,100,110
End of period	$41,672,615	$35,852,986
Other Information
Undistributed net investment income end of period	$–	$35,263
Distributions in excess of net investment income end of period	$(931)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Company Fund

Years ended November 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$142.76	$143.47	$136.46	$124.69	$95.80
Income from Investment Operations
Net investment income (loss)A	(.06)	.09	(.01)	.15	.29
Net realized and unrealized gain (loss)	50.73	4.71	11.72	20.49	31.23
Total from investment operations	50.67	4.80	11.71	20.64	31.52
Distributions from net investment income	(.09)	–	(.13)	(.21)	(.19)
Distributions from net realized gain	(8.07)	(5.51)	(4.57)	(8.67)	(2.44)
Total distributions	(8.16)	(5.51)	(4.70)	(8.87)B	(2.63)
Net asset value, end of period	$185.27	$142.76	$143.47	$136.46	$124.69
Total ReturnC	37.34%	3.48%	8.90%	17.80%	33.85%
Ratios to Average Net AssetsD,E
Expenses before reductions	.85%	.77%	.88%	.82%	.83%
Expenses net of fee waivers, if any	.85%	.77%	.87%	.82%	.83%
Expenses net of all reductions	.85%	.77%	.87%	.82%	.83%
Net investment income (loss)	(.04)%	.07%	(.01)%	.12%	.27%
Supplemental Data
Net assets, end of period (in millions)	$25,256	$21,114	$23,513	$24,165	$22,936
Portfolio turnover rateF	15%G	19%G	18%G	12%G	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $8.87 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $8.666 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth Company Fund Class K

Years ended November 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$142.74	$143.42	$136.41	$124.68	$95.82
Income from Investment Operations
Net investment income (loss)A	.10	.23	.12	.29	.42
Net realized and unrealized gain (loss)	50.70	4.71	11.72	20.48	31.21
Total from investment operations	50.80	4.94	11.84	20.77	31.63
Distributions from net investment income	(.23)	(.11)	(.26)	(.37)	(.34)
Distributions from net realized gain	(8.07)	(5.51)	(4.57)	(8.67)	(2.44)
Total distributions	(8.30)	(5.62)	(4.83)	(9.04)	(2.77)B
Net asset value, end of period	$185.24	$142.74	$143.42	$136.41	$124.68
Total ReturnC	37.47%	3.59%	9.01%	17.93%	34.02%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.66%	.77%	.71%	.71%
Expenses net of fee waivers, if any	.75%	.66%	.77%	.71%	.71%
Expenses net of all reductions	.75%	.66%	.77%	.71%	.71%
Net investment income (loss)	.06%	.17%	.09%	.24%	.39%
Supplemental Data
Net assets, end of period (in millions)	$16,416	$14,739	$17,587	$18,242	$21,951
Portfolio turnover rateF	15%G	19%G	18%G	12%G	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.77 per share is comprised of distributions from net investment income of $.336 and distributions from net realized gain of $2.438 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$1,108,537	Recovery value	Recovery value	0.2% - 0.7% / 0.4%	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	8.3	Increase
			Enterprise value/Sales multiple (EV/S)	0.7 – 9.2 / 4.5	Increase
			Transaction price	$1.00 - $330.00 / $56.81	Increase
			Enterprise value/Gross profit (EV/GP)	5.0	Increase
			Discount rate	8.0% - 69.1% / 27.2%	Decrease
			Enterprise value/Revenue multiple (EV/R)	3.8	Increase
			Discount for lack of marketability	15.0% - 20.0% / 15.7%	Decrease
			Liquidity preference	$4.13 - $73.71 / $43.58	Increase
			Premium rate	15.0% - 40.0% / 28.7%	Increase
			Proxy premium	22.5% - 76.0% / 31.3%	Increase
		Market approach	Transaction price	$0.92 - $139.53 / $52.62	Increase
			Liquidity preference	$16.35 - $45.76 / $36.41	Increase
		Discount cash flow	Discount rate	8.0% - 12.2% / 10.8%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Probability rate	6.3% - 68.9% / 7.0%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2017, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$23,376,943
Gross unrealized depreciation	(1,103,262)
Net unrealized appreciation (depreciation)	$22,273,681
Tax Cost	$19,914,697

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,243
Undistributed long-term capital gain	$1,898,086
Net unrealized appreciation (depreciation) on securities and other investments	$22,273,823

The tax character of distributions paid was as follows:

	November 30, 2017	November 30, 2016
Ordinary Income	$37,300	$ 13,792
Long-term Capital Gains	2,014,292	1,582,394
Total	$2,051,592	$ 1,596,186

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $229,951 in these Subsidiaries, representing .55% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $5,803,569 and $6,734,628, respectively.

Redemptions In-Kind. During the period, 34,649 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $5,209,289. The net realized gain of $3,322,910 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 26,809 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $3,667,395. The Fund had a net realized gain of $2,216,038 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Company. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Company	$32,632.14
Class K	7,245.05
	$39,877

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $203 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$21,355.90%		$6

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $118 and is reflected in Miscellaneous expenses on the Statement of Operations.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $56,269. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $8,882, including $949 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $294 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $327.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2017	Year ended November 30, 2016
From net investment income
Growth Company	$13,724	$–
Class K	23,576	13,792
Total	$37,300	$13,792
From net realized gain
Growth Company	$1,190,770	$904,788
Class K	823,522	677,606
Total	$2,014,292	$1,582,394

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2017	Year ended November 30, 2016	Year ended November 30, 2017	Year ended November 30, 2016
Growth Company
Shares sold	17,127	17,124	$2,740,883	$2,254,562
Reinvestment of distributions	8,092	6,196	1,134,062	857,904
Shares redeemed	(36,791)(a)	(39,316)(b)	(5,635,831)(a)	(5,283,210)(b)
Net increase (decrease)	(11,572)	(15,996)	$(1,760,886)	$(2,170,744)
Class K
Shares sold	19,521	18,989	$3,093,032	$2,493,477
Reinvestment of distributions	6,051	5,003	847,098	691,398
Shares redeemed	(40,209)(a)	(43,361)(b)	(6,282,634)(a)	(5,774,087)(b)
Net increase (decrease)	(14,637)	(19,369)	$(2,342,504)	$(2,589,212)

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the prior Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Growth Company Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 22, 2018

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2017 to November 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period-B June 1, 2017 to November 30, 2017
Growth Company	.89%
Actual		$1,000.00	$1,147.40	$4.79
Hypothetical-C		$1,000.00	$1,020.61	$4.51
Class K	.80%
Actual		$1,000.00	$1,148.00	$4.31
Hypothetical-C		$1,000.00	$1,021.06	$4.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Growth Company Fund
Growth Company	12/27/17	12/26/17	$0.000	$8.455
Class K	12/27/17	12/26/17	$0.016	$8.455

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2017, $1,972,502,271, or, if subsequently determined to be different, the net capital gain of such year.

Growth Company and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Growth Company and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Company Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Growth Company Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Growth Company Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Growth Company Fund Class K Annual Report November 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2017	Past 1 year	Past 5 years	Past 10 years
Class K	37.47%	19.66%	11.46%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Growth Company Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund - Class K on November 30, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$29,596	Fidelity® Growth Company Fund - Class K
$25,523	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 22.87% for the year ending November 30, 2017, rising steadily and closing the period at an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through period end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, info tech (+41%) led by a wide margin, surging amid strong earnings growth from several major index constituents. Utilities and financials each gained about 25%, the latter group riding an uptick in bond yields. Conversely, consumer discretionary (+20%) also rose solidly but lagged the broader market, as many brick-and-mortar retailers continued to suffer from increased online competition. Rising interest rates held back real estate (+16%), while consumer staples (+15%) and telecom (+1%) struggled due to investors’ general preference for risk assets. Lastly, sluggish oil prices pushed energy to a -4% return.

Comments from Portfolio Manager Steven Wymer:  For the year, the fund’s share classes advanced about 37%, handily outpacing the 30.25% return of the benchmark Russell 3000® Growth Index. Outperformance of the benchmark was driven largely by favorable stock selection in two sectors: information technology and consumer discretionary, which led the market the past 12 months amid investors’ increasing appetite for higher-growth investments. A sizable overweighting in chipmaker Nvidia was by far the fund’s largest individual relative contributor this period. Among other positives, the firm continued to bring on new processors with improved performance and expanded capabilities in applications related to artificial intelligence and machine learning. While positioning in health care proved a drag on our relative result, two names from the pharmaceuticals, biotechnology & life sciences industry ranked among the fund's top contributors: Alnylam Pharmaceuticals and Bluebird Bio. Aside from health care, an overweighting in energy proved the only other notable relative detractor. Among individual stocks, pharma firm Alkermes was the fund's largest relative detractor. Shares declined as the company awaited feedback from the U.S. Food and Drug Administration.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
NVIDIA Corp.	7.1	7.8
Apple, Inc.	5.1	5.6
Amazon.com, Inc.	4.8	4.9
Alphabet, Inc. Class A	3.6	3.9
Facebook, Inc. Class A	3.3	3.2
Salesforce.com, Inc.	2.9	3.0
adidas AG	2.5	2.7
Microsoft Corp.	2.3	2.1
Alphabet, Inc. Class C	1.9	2.1
Alnylam Pharmaceuticals, Inc.	1.6	0.8
	35.1

Top Five Market Sectors as of November 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	42.8	43.1
Consumer Discretionary	20.6	21.6
Health Care	18.7	16.8
Industrials	6.2	6.5
Consumer Staples	5.1	5.8

Asset Allocation (% of fund's net assets)

As of November 30, 2017*
Stocks	97.8%
Convertible Securities	1.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 11.4%

As of May 31, 2017*
Stocks	97.6%
Convertible Securities	2.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 11.4%

Investments November 30, 2017

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 20.4%
Auto Components - 0.0%
Delphi Automotive PLC	45,200	$4,731
Automobiles - 1.3%
Tesla, Inc. (a)(b)	1,749,000	540,179
Hotels, Restaurants & Leisure - 2.2%
China Lodging Group Ltd. ADR	380,000	40,550
Chipotle Mexican Grill, Inc. (a)	109,200	33,239
Del Taco Restaurants, Inc. (a)	747,400	9,178
Domino's Pizza, Inc.	145,586	27,102
Dunkin' Brands Group, Inc.	236,540	14,121
Hyatt Hotels Corp. Class A (a)	156,040	11,291
Las Vegas Sands Corp.	901,900	62,493
Marriott International, Inc. Class A	148,800	18,898
McDonald's Corp.	1,370,700	235,719
Papa John's International, Inc.	586,900	34,310
Royal Caribbean Cruises Ltd.	24,000	2,973
Sea Ltd. ADR (b)	684,600	7,941
Shake Shack, Inc. Class A (a)(b)	647,900	26,629
Starbucks Corp.	3,869,700	223,746
U.S. Foods Holding Corp. (a)	508,200	14,799
Wingstop, Inc. (b)	43,900	1,720
Yum China Holdings, Inc.	1,918,200	78,320
Yum! Brands, Inc.	1,078,000	89,981
		933,010
Household Durables - 0.4%
Roku, Inc.:
Class A (b)	689,200	30,256
Class B	3,579,213	141,415
Sony Corp. sponsored ADR	128,700	6,023
		177,694
Internet & Direct Marketing Retail - 7.7%
Amazon.com, Inc. (a)	1,694,701	1,994,239
Blue Apron Holdings, Inc.:
Class A (b)	1,018,500	3,045
Class B	1,769,256	5,026
Class B	442,313	1,323
Boohoo.Com PLC (a)	797,300	1,968
Ctrip.com International Ltd. ADR (a)	1,239,200	57,102
Expedia, Inc.	688,700	84,366
Groupon, Inc. (a)	8,398,600	47,368
JD.com, Inc. sponsored ADR (a)	5,360,500	200,751
Netflix, Inc. (a)	2,050,700	384,670
Priceline Group, Inc. (a)	110,868	192,878
The Honest Co., Inc. (a)(c)(d)	39,835	736
TripAdvisor, Inc. (a)	109,300	3,784
Vipshop Holdings Ltd. ADR (a)	1,492,100	12,280
Wayfair LLC Class A (a)(b)	3,286,067	229,992
		3,219,528
Leisure Products - 0.1%
Callaway Golf Co.	1,972,200	28,617
Media - 1.3%
Comcast Corp. Class A	9,045,300	339,561
Liberty Media Corp. Liberty Formula One Group Series C (a)	526,400	19,161
Lions Gate Entertainment Corp.:
Class A (a)(b)	99,846	3,266
Class B	99,846	3,099
The Walt Disney Co.	1,550,800	162,555
Turn, Inc. (Escrow) (d)	984,774	657
		528,299
Multiline Retail - 0.3%
Dollar General Corp.	177,100	15,599
Dollar Tree, Inc. (a)	862,900	88,672
Target Corp.	98,189	5,882
		110,153
Specialty Retail - 1.3%
CarMax, Inc. (a)	145,121	10,000
DavidsTea, Inc. (a)(b)	140,100	571
Home Depot, Inc.	2,027,400	364,567
L Brands, Inc.	138,800	7,783
Lowe's Companies, Inc.	487,900	40,676
RH (a)(b)	991,603	100,539
TJX Companies, Inc.	335,500	25,347
		549,483
Textiles, Apparel & Luxury Goods - 5.8%
adidas AG	4,982,387	1,038,986
Kering SA	539,800	239,491
lululemon athletica, Inc. (a)(e)	7,794,478	521,918
LVMH Moet Hennessy - Louis Vuitton SA (b)	173,243	50,468
NIKE, Inc. Class B	2,699,400	163,098
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	8,886,510	311,917
Tory Burch LLC:
Class A (c)(d)(f)	950,844	45,736
Class B (c)(d)(f)	324,840	16,582
Under Armour, Inc. Class C (non-vtg.) (a)(b)	176,204	2,102
VF Corp.	415,700	30,329
		2,420,627

TOTAL CONSUMER DISCRETIONARY		8,512,321

CONSUMER STAPLES - 5.1%
Beverages - 2.2%
Constellation Brands, Inc. Class A (sub. vtg.)	309,800	67,409
Dr. Pepper Snapple Group, Inc.	170,500	15,377
Fever-Tree Drinks PLC	1,199,173	31,624
Monster Beverage Corp. (a)	7,006,618	439,105
PepsiCo, Inc.	977,640	113,915
The Coca-Cola Co.	5,557,800	254,381
		921,811
Food & Staples Retailing - 0.6%
Costco Wholesale Corp.	932,600	171,999
Drogasil SA	2,655,873	71,398
Kroger Co.	210,550	5,445
Walgreens Boots Alliance, Inc.	279,600	20,344
		269,186
Food Products - 0.4%
Campbell Soup Co.	121,400	5,985
General Mills, Inc.	143,100	8,094
Kellogg Co.	103,300	6,834
Lamb Weston Holdings, Inc.	779,800	42,398
Mondelez International, Inc.	592,500	25,442
The Hain Celestial Group, Inc. (a)	333,500	13,707
The Hershey Co.	258,200	28,642
The Kraft Heinz Co.	446,800	36,356
		167,458
Household Products - 0.3%
Church & Dwight Co., Inc.	803,000	37,813
Colgate-Palmolive Co.	419,000	30,357
Kimberly-Clark Corp.	239,400	28,671
Procter & Gamble Co.	200,300	18,025
		114,866
Personal Products - 0.7%
Coty, Inc. Class A (b)	7,741,800	133,391
Herbalife Ltd. (a)(b)	1,514,710	106,242
Unilever NV (Certificaten Van Aandelen) (Bearer)	1,060,200	61,141
		300,774
Tobacco - 0.9%
Altria Group, Inc.	2,763,280	187,433
British American Tobacco PLC sponsored ADR	821,800	52,291
Philip Morris International, Inc.	1,185,980	121,859
		361,583

TOTAL CONSUMER STAPLES		2,135,678

ENERGY - 1.4%
Energy Equipment & Services - 0.2%
Baker Hughes, a GE Co. Class A	1,693,600	50,351
Halliburton Co.	521,300	21,780
U.S. Silica Holdings, Inc. (b)	592,000	19,637
		91,768
Oil, Gas & Consumable Fuels - 1.2%
Anadarko Petroleum Corp.	256,200	12,321
Cabot Oil & Gas Corp.	1,370,300	39,670
Concho Resources, Inc. (a)	420,100	58,755
Continental Resources, Inc. (a)	464,800	21,999
Diamondback Energy, Inc. (a)	409,233	44,733
EOG Resources, Inc.	1,303,200	133,343
Hess Corp.	91,100	4,180
Noble Energy, Inc.	1,007,611	26,500
PDC Energy, Inc. (a)	461,900	21,224
Pioneer Natural Resources Co.	353,607	55,177
Reliance Industries Ltd.	2,867,093	40,970
Valero Energy Corp.	211,900	18,143
		477,015

TOTAL ENERGY		568,783

FINANCIALS - 2.7%
Banks - 1.1%
Bank of America Corp.	1,747,800	49,236
Citigroup, Inc.	529,180	39,953
HDFC Bank Ltd. sponsored ADR	1,336,674	129,791
JPMorgan Chase & Co.	1,661,500	173,660
Signature Bank (a)	55,585	7,631
Wells Fargo & Co.	771,200	43,550
		443,821
Capital Markets - 1.5%
BlackRock, Inc. Class A	438,300	219,672
BM&F BOVESPA SA	5,367,297	38,105
Charles Schwab Corp.	6,646,875	324,301
E*TRADE Financial Corp. (a)	307,200	14,789
T. Rowe Price Group, Inc.	58,600	6,031
		602,898
Consumer Finance - 0.1%
American Express Co.	222,248	21,716
Discover Financial Services	122,844	8,673
		30,389
Diversified Financial Services - 0.0%
RPI International Holdings LP (a)(c)(d)	130,847	17,864
Insurance - 0.0%
Hiscox Ltd.	385,700	7,224

TOTAL FINANCIALS		1,102,196

HEALTH CARE - 17.9%
Biotechnology - 13.5%
AbbVie, Inc.	1,455,991	141,115
ACADIA Pharmaceuticals, Inc. (a)(b)(e)	7,643,408	231,213
Adverum Biotechnologies, Inc. (a)	203,700	621
Agios Pharmaceuticals, Inc. (a)(b)	1,995,889	122,847
Alexion Pharmaceuticals, Inc. (a)	1,443,260	158,484
Alkermes PLC (a)(e)	9,292,639	485,912
Alnylam Pharmaceuticals, Inc. (a)(e)	4,967,526	668,331
Amgen, Inc.	1,414,600	248,489
Array BioPharma, Inc. (a)	5,648,570	63,546
Arsanis, Inc. (a)	356,200	6,013
aTyr Pharma, Inc. (a)(g)	1,469,144	5,730
aTyr Pharma, Inc. (a)(b)	777,074	3,031
BeiGene Ltd. ADR (a)(b)	1,942,623	155,410
Biogen, Inc. (a)	363,700	117,173
Bioverativ, Inc.	133,850	6,695
bluebird bio, Inc. (a)(e)	2,542,488	439,342
Calyxt, Inc. (e)	1,495,200	28,618
Celgene Corp. (a)	1,123,488	113,281
Celldex Therapeutics, Inc. (a)(b)	1,954,093	5,862
Cellectis SA sponsored ADR (a)(b)	686,011	17,102
Chimerix, Inc. (a)	2,330,057	10,415
Coherus BioSciences, Inc. (a)	2,308,462	20,661
CytomX Therapeutics, Inc. (a)	703,761	14,568
CytomX Therapeutics, Inc. (a)(g)	794,033	16,436
Dicerna Pharmaceuticals, Inc. (a)	56,499	479
Editas Medicine, Inc. (a)	802,082	23,156
Exelixis, Inc. (a)(e)	15,140,367	410,001
Fate Therapeutics, Inc. (a)(b)	1,445,106	6,358
Five Prime Therapeutics, Inc. (a)	1,279,873	33,725
Galapagos Genomics NV sponsored ADR (a)	859,514	75,792
Gilead Sciences, Inc.	1,818,195	135,965
Global Blood Therapeutics, Inc. (a)	1,005,275	39,658
Heron Therapeutics, Inc. (a)(b)	1,677,963	29,532
Intellia Therapeutics, Inc. (a)(b)	877,700	19,766
Intercept Pharmaceuticals, Inc. (a)(b)	181,854	11,168
Intrexon Corp. (a)(b)	479,375	6,539
Ionis Pharmaceuticals, Inc. (a)(e)	7,527,586	417,706
Ironwood Pharmaceuticals, Inc. Class A (a)(b)	5,241,993	90,529
Jounce Therapeutics, Inc. (b)	470,900	7,421
Lexicon Pharmaceuticals, Inc. (a)(b)(e)	6,949,791	71,027
Macrogenics, Inc. (a)	251,500	4,859
Merrimack Pharmaceuticals, Inc. (b)	511,162	5,909
Momenta Pharmaceuticals, Inc. (a)(e)	5,130,358	70,799
Protagonist Therapeutics, Inc. (a)	633,174	12,347
Prothena Corp. PLC (a)(b)(e)	2,153,268	100,105
Regeneron Pharmaceuticals, Inc. (a)	980,618	354,846
Regulus Therapeutics, Inc. (a)(b)(e)	5,354,012	4,872
Rigel Pharmaceuticals, Inc. (a)(e)	10,719,851	44,595
Sage Therapeutics, Inc. (a)	2,065,373	190,861
Seattle Genetics, Inc. (a)	2,055,836	125,262
Seres Therapeutics, Inc. (a)(g)	572,827	6,015
Seres Therapeutics, Inc. (a)	1,154,734	12,125
Sienna Biopharmaceuticals, Inc. (b)	827,877	16,690
Sienna Biopharmaceuticals, Inc.	564,045	10,803
Spark Therapeutics, Inc. (a)	401,700	29,416
Syros Pharmaceuticals, Inc. (a)	730,882	10,854
Syros Pharmaceuticals, Inc. (g)	938,007	13,929
TESARO, Inc. (a)(b)	417,665	35,334
Ultragenyx Pharmaceutical, Inc. (a)	728,700	36,792
uniQure B.V. (a)	302,400	4,578
Vertex Pharmaceuticals, Inc. (a)	313,567	45,245
Xencor, Inc. (a)	943,717	20,488
Zai Lab Ltd. ADR (b)	890,372	23,248
		5,639,689
Health Care Equipment & Supplies - 1.7%
Abbott Laboratories	616,229	34,737
Align Technology, Inc. (a)	131,356	34,268
Danaher Corp.	1,291,600	121,875
DexCom, Inc. (a)	457,700	26,743
Genmark Diagnostics, Inc. (a)	1,493,900	6,648
Insulet Corp. (a)	1,949,100	139,809
Intuitive Surgical, Inc. (a)	380,179	151,988
Novocure Ltd. (a)(b)	1,757,600	33,834
Novocure Ltd. (a)(g)	571,461	11,001
Penumbra, Inc. (a)	1,318,287	138,816
Presbia PLC (a)(e)	1,309,593	3,510
		703,229
Health Care Providers & Services - 0.7%
Apollo Hospitals Enterprise Ltd.	720,000	12,351
Humana, Inc.	61,700	16,095
McKesson Corp.	96,900	14,316
National Vision Holdings, Inc.	173,500	5,654
OptiNose, Inc.	780,212	14,894
OptiNose, Inc.	992,571	17,053
UnitedHealth Group, Inc.	849,200	193,762
		274,125
Health Care Technology - 0.3%
athenahealth, Inc. (a)	674,100	89,581
Castlight Health, Inc. Class B (a)(b)	2,196,794	8,567
Cerner Corp. (a)	226,400	16,004
		114,152
Life Sciences Tools & Services - 0.0%
Illumina, Inc. (a)	52,938	12,177
Pharmaceuticals - 1.7%
Adimab LLC (c)(d)(f)	3,162,765	108,356
Akcea Therapeutics, Inc. (b)(e)	3,713,396	70,889
Avexis, Inc. (a)(e)	1,716,900	162,779
Bristol-Myers Squibb Co.	1,699,600	107,398
Castle Creek Pharmaceuticals, LLC Class A-2 unit (a)(c)(d)(f)(h)	46,864	19,375
Endocyte, Inc. (a)	1,103,415	5,528
Intra-Cellular Therapies, Inc. (a)(e)	3,851,931	59,705
Jazz Pharmaceuticals PLC (a)	392,800	54,890
Kolltan Pharmaceuticals, Inc. rights (d)	7,940,644	1,191
Nektar Therapeutics (a)	226,800	12,245
Rhythm Pharmaceuticals, Inc.	507,600	14,507
Stemcentrx, Inc. rights 12/31/21 (a)(d)	2,065,715	6,073
The Medicines Company (a)(b)	2,355,800	68,318
Theravance Biopharma, Inc. (a)(b)	894,910	25,460
		716,714

TOTAL HEALTH CARE		7,460,086

INDUSTRIALS - 6.0%
Aerospace & Defense - 1.0%
Lockheed Martin Corp.	472,800	150,880
Northrop Grumman Corp.	64,621	19,864
Space Exploration Technologies Corp. Class A (a)(c)(d)	418,210	56,458
The Boeing Co.	544,300	150,662
United Technologies Corp.	443,100	53,814
		431,678
Air Freight & Logistics - 0.3%
FedEx Corp.	90,500	20,947
United Parcel Service, Inc. Class B	973,200	118,195
		139,142
Airlines - 1.7%
Allegiant Travel Co.	129,300	19,654
Azul SA sponsored ADR	546,800	13,757
Delta Air Lines, Inc.	803,400	42,516
InterGlobe Aviation Ltd. (g)	637,747	11,091
JetBlue Airways Corp. (a)	7,329,523	157,365
Ryanair Holdings PLC sponsored ADR (a)	479,252	58,440
Southwest Airlines Co.	2,488,415	150,972
United Continental Holdings, Inc. (a)	1,083,500	68,607
Wheels Up Partners Holdings LLC:
Series B (a)(c)(d)(f)	6,703,518	20,915
Series C (a)(c)(d)(f)	3,466,281	10,815
Wizz Air Holdings PLC (a)(g)	2,992,973	135,355
		689,487
Electrical Equipment - 0.3%
AMETEK, Inc.	65,800	4,783
Eaton Corp. PLC	440,600	34,270
Emerson Electric Co.	396,300	25,688
Fortive Corp.	660,500	49,306
		114,047
Industrial Conglomerates - 0.9%
3M Co.	894,500	217,489
Honeywell International, Inc.	1,085,100	169,232
		386,721
Machinery - 1.4%
Aumann AG (g)	207,300	17,042
Caterpillar, Inc.	2,026,200	285,998
Cummins, Inc.	259,000	43,357
Deere & Co.	521,100	78,092
Illinois Tool Works, Inc.	308,100	52,146
Rational AG	4,075	2,666
Wabtec Corp. (b)	206,500	15,880
Xylem, Inc.	1,033,800	71,684
		566,865
Road & Rail - 0.3%
Union Pacific Corp.	1,147,200	145,121
Trading Companies & Distributors - 0.1%
Univar, Inc. (a)	967,000	28,488

TOTAL INDUSTRIALS		2,501,549

INFORMATION TECHNOLOGY - 42.2%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)	102,300	23,848
Infinera Corp. (a)(e)	11,233,428	81,330
Palo Alto Networks, Inc. (a)	72,300	10,538
		115,716
Electronic Equipment & Components - 0.2%
Cognex Corp.	26,455	3,666
Dell Technologies, Inc. (a)	180,900	14,154
IPG Photonics Corp. (a)	21,364	4,892
TE Connectivity Ltd.	108,400	10,237
Trimble, Inc. (a)	1,453,800	61,045
		93,994
Internet Software & Services - 12.1%
2U, Inc. (a)	813,969	52,175
Actua Corp. (a)(e)	2,336,045	36,209
Alarm.com Holdings, Inc. (a)	26,600	1,090
Alibaba Group Holding Ltd. sponsored ADR (a)	1,306,300	231,320
Alphabet, Inc.:
Class A (a)	1,455,578	1,508,226
Class C (a)	791,483	808,429
Apptio, Inc. Class A (a)	1,353,166	30,189
Baidu.com, Inc. sponsored ADR (a)	6,871	1,639
CarGurus, Inc. Class A (b)	67,900	2,002
Cloudera, Inc. (g)	529,285	8,379
Criteo SA sponsored ADR (a)(b)	177,500	5,920
Dropbox, Inc. Class B (a)(c)(d)	1,105,082	15,703
eBay, Inc. (a)	545,200	18,902
Etsy, Inc. (a)	191,500	3,152
Facebook, Inc. Class A (a)	7,864,391	1,393,413
GoDaddy, Inc. (a)	389,200	18,935
Match Group, Inc. (a)(b)	216,200	6,356
MongoDB, Inc. Class B	956,702	24,565
NAVER Corp.	8,760	6,442
NetEase, Inc. ADR	612,500	201,335
New Relic, Inc. (a)	451,379	25,404
Nutanix, Inc.:
Class A (a)	4,196,600	137,648
Class B (g)	1,151,309	37,763
Okta, Inc.	88,700	2,591
Shopify, Inc. Class A (a)	3,489,296	365,549
Tencent Holdings Ltd.	1,144,100	58,579
Twitter, Inc. (a)	410,390	8,446
Wix.com Ltd. (a)	651,000	35,740
		5,046,101
IT Services - 3.6%
Cognizant Technology Solutions Corp. Class A	994,132	71,856
IBM Corp.	241,400	37,168
MasterCard, Inc. Class A	2,399,400	361,038
PayPal Holdings, Inc. (a)	5,265,400	398,749
Square, Inc. (a)	2,971,300	116,534
Visa, Inc. Class A	4,341,705	488,833
		1,474,178
Semiconductors & Semiconductor Equipment - 10.2%
Advanced Micro Devices, Inc. (a)(b)	7,058,300	76,865
Applied Materials, Inc.	406,100	21,430
ASML Holding NV	408,293	71,664
Broadcom Ltd.	595,302	165,458
Cavium, Inc. (a)	2,095,260	179,103
Cirrus Logic, Inc. (a)	1,547,867	85,504
Cree, Inc. (a)	1,078,371	38,325
Cypress Semiconductor Corp.	613,100	9,816
Inphi Corp. (a)(b)	343,000	14,087
Intel Corp.	78,200	3,506
KLA-Tencor Corp.	250,800	25,642
Marvell Technology Group Ltd.	719,800	16,080
Micron Technology, Inc. (a)	1,032,000	43,746
NVIDIA Corp.	14,701,251	2,950,687
Qorvo, Inc. (a)	234,100	17,927
Silicon Laboratories, Inc. (a)(e)	3,281,489	298,944
Skyworks Solutions, Inc.	123,331	12,918
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,262,400	49,991
Texas Instruments, Inc.	1,780,700	173,244
		4,254,937
Software - 10.3%
Activision Blizzard, Inc.	8,456,108	527,661
Adobe Systems, Inc. (a)	1,802,336	327,070
Appirio, Inc. (Escrow) (d)	389,363	96
Atlassian Corp. PLC (a)	459,200	21,440
Autodesk, Inc. (a)	873,300	95,801
Black Knight, Inc. (a)	465,700	20,910
Electronic Arts, Inc. (a)	1,859,952	197,806
HubSpot, Inc. (a)	1,793,000	145,143
Intuit, Inc.	497,800	78,264
Microsoft Corp.	11,287,217	950,045
Oracle Corp.	1,031,800	50,620
Paylocity Holding Corp. (a)	175,500	8,098
Proofpoint, Inc. (a)	369,200	33,246
Red Hat, Inc. (a)	3,829,186	485,388
SailPoint Technologies Holding, Inc. (a)	244,600	3,596
Salesforce.com, Inc. (a)	11,721,112	1,222,746
Snap, Inc. Class A (a)(b)	4,003,454	55,168
Zendesk, Inc. (a)	1,843,992	61,977
		4,285,075
Technology Hardware, Storage & Peripherals - 5.5%
Apple, Inc.	12,411,348	2,132,890
BlackBerry Ltd. (a)	2,262,100	24,363
NetApp, Inc.	411,600	23,260
Pure Storage, Inc. Class A (a)	3,431,819	63,420
Samsung Electronics Co. Ltd.	21,904	51,146
Western Digital Corp.	94,113	7,422
		2,302,501

TOTAL INFORMATION TECHNOLOGY		17,572,502

MATERIALS - 1.4%
Chemicals - 1.4%
CF Industries Holdings, Inc.	1,386,825	51,964
DowDuPont, Inc.	3,584,579	257,946
LG Chemical Ltd.	24,000	9,211
LyondellBasell Industries NV Class A	130,300	13,642
Monsanto Co.	627,371	74,243
Praxair, Inc.	185,400	28,537
The Mosaic Co.	248,800	6,043
The Scotts Miracle-Gro Co. Class A	1,301,261	128,695
		570,281
Containers & Packaging - 0.0%
Aptargroup, Inc.	53,300	4,712

TOTAL MATERIALS		574,993

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
American Tower Corp.	657,700	94,663
Real Estate Management & Development - 0.0%
Redfin Corp. (b)	69,600	1,585

TOTAL REAL ESTATE		96,248

TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.1%
Verizon Communications, Inc.	990,700	50,417
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (a)	2,820,800	172,266

TOTAL TELECOMMUNICATION SERVICES		222,683

TOTAL COMMON STOCKS
(Cost $18,551,035)		40,747,039

Preferred Stocks - 1.9%
Convertible Preferred Stocks - 1.9%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC Series 3 Preferred (a)(c)(d)(f)	56,343	7,862
Topgolf International, Inc. Series F (c)(d)	819,532	11,337
		19,199
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc.:
Series C (a)(c)(d)	92,950	2,904
Series D (a)(c)(d)	69,363	2,340
		5,244
Leisure Products - 0.0%
Peloton Interactive, Inc. Series E (c)(d)	637,482	14,745
Textiles, Apparel & Luxury Goods - 0.1%
Harmony Biosciences II, Inc. Series A (c)(d)	10,934,380	10,934
Homology Medicines, Inc. Series B (c)(d)	3,750,001	5,400
Rubius Therapeutics, Inc. Series B (c)(d)	1,287,247	13,284
		29,618
TOTAL CONSUMER DISCRETIONARY		68,806
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Neon Therapeutics, Inc. Series B (c)(d)	3,188,856	8,961
UNITY Biotechnology, Inc. Series B (a)(c)(d)	2,214,616	10,032
		18,993
Insurance - 0.0%
Clover Health Series D (c)(d)	863,631	7,859
TOTAL FINANCIALS		26,852
HEALTH CARE - 0.8%
Biotechnology - 0.7%
10X Genomics, Inc. Series C (a)(c)(d)	2,505,940	13,783
23andMe, Inc. Series F (c)(d)	590,383	8,197
Axcella Health, Inc. Series C (a)(c)(d)	536,592	5,409
Immunocore Ltd. Series A (a)(c)(d)	67,323	23,875
Intarcia Therapeutics, Inc.:
Series CC (a)(c)(d)	1,051,411	63,085
Series DD (a)(c)(d)	1,543,687	92,621
Moderna Therapeutics, Inc.:
Series B (c)(d)	242,837	1,751
Series C (c)(d)	554,903	4,001
Series D (a)(c)(d)	4,688,230	33,802
Series E (a)(c)(d)	5,651,170	40,745
Series F (a)(c)(d)	140,212	1,011
Translate Bio:
Series B (a)(c)(d)	4,408,601	12,653
Series C (c)(d)	1,959,621	5,624
		306,557
Health Care Equipment & Supplies - 0.0%
Shockwave Medical, Inc. Series C (c)(d)	5,413,080	5,467
Health Care Providers & Services - 0.0%
Mulberry Health, Inc. Series A8 (a)(c)(d)	2,790,742	17,721
Health Care Technology - 0.1%
Codiak Biosciences, Inc.:
Series A (a)(c)(d)	589,863	2,234
Series B (a)(c)(d)	1,917,058	7,261
Series C 8.00% (c)(d)	2,688,186	10,182
		19,677
TOTAL HEALTH CARE		349,422
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(c)(d)	216,276	29,197
Commercial Services & Supplies - 0.0%
Domo, Inc. Series D (a)(c)(d)	2,990,903	11,545
Professional Services - 0.1%
YourPeople, Inc. Series C (a)(c)(d)	5,833,137	29,982
TOTAL INDUSTRIALS		70,724
INFORMATION TECHNOLOGY - 0.6%
Internet Software & Services - 0.5%
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	7,578,338	2,489
Reddit, Inc. Series B (c)(d)	384,303	6,062
Starry, Inc. Series B (c)(d)	9,869,159	9,099
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)(d)	4,770,180	166,575
Series E, 8.00% (a)(c)(d)	209,216	7,306
		191,531
IT Services - 0.0%
AppNexus, Inc. Series E (a)(c)(d)	923,523	21,380
Software - 0.1%
Appirio, Inc. Series E (Escrow) (d)	2,725,544	693
Cloudflare, Inc. Series D 8.00% (a)(c)(d)	1,429,726	9,079
Dataminr, Inc. Series D (a)(c)(d)	1,773,901	18,466
Outset Medical, Inc. Series C (c)(d)	1,244,716	2,850
Taboola.Com Ltd. Series E (a)(c)(d)	1,337,420	19,767
		50,855
TOTAL INFORMATION TECHNOLOGY		263,766
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series A1 (c)(d)	699,106	3,216

TOTAL CONVERTIBLE PREFERRED STOCKS		782,786

Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
Itau Unibanco Holding SA	1,874,400	23,631
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Yumanity Holdings LLC Class A (a)(c)(d)	464,607	5,194

TOTAL NONCONVERTIBLE PREFERRED STOCKS		28,825

TOTAL PREFERRED STOCKS
(Cost $601,032)		811,611

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 1.13% (i)	73,959,085	73,974
Fidelity Securities Lending Cash Central Fund 1.13% (i)(j)	555,698,066	555,754
TOTAL MONEY MARKET FUNDS
(Cost $629,703)		629,728
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $19,781,770)		42,188,378
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(515,763)
NET ASSETS - 100%		$41,672,615

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,099,826,000 or 2.6% of net assets.

 (d) Level 3 security

 (e) Affiliated company

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $262,741,000 or 0.6% of net assets.

 (h) Investment represents common shares and preferred shares.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Includes investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
10X Genomics, Inc. Series C	2/23/16 - 4/3/17	$11,222
23andMe, Inc. Series F	8/31/17	$8,197
Adimab LLC	9/17/14 - 6/5/15	$47,869
Altiostar Networks, Inc. Series A1	1/10/17	$3,216
AppNexus, Inc. Series E	8/1/14	$18,500
Axcella Health, Inc. Series C	8/11/17	$5,409
Castle Creek Pharmaceuticals, LLC Class A-2 unit	9/29/16	$15,465
Cloudflare, Inc. Series D 8.00%	11/5/14	$8,758
Clover Health Series D	6/7/17	$8,099
Codiak Biosciences, Inc. Series A	11/12/15	$590
Codiak Biosciences, Inc. Series B	11/12/15	$5,751
Codiak Biosciences, Inc. Series C 8.00%	11/17/17	$10,182
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$22,617
Domo, Inc. Series D	1/24/14	$12,362
Dropbox, Inc. Class B	5/2/12	$10,000
Harmony Biosciences II, Inc. Series A	9/22/17	$10,934
Homology Medicines, Inc. Series B	7/28/17	$5,400
Immunocore Ltd. Series A	7/27/15	$12,669
Intarcia Therapeutics, Inc. Series CC	11/14/12	$14,331
Intarcia Therapeutics, Inc. Series DD	3/17/14	$50,000
Jet.Com, Inc. Series B1 (Escrow)	9/19/16	$2,489
MOD Super Fast Pizza Holdings LLC Series 3 Preferred	11/3/16	$7,719
Moderna Therapeutics, Inc. Series B	4/13/17	$1,408
Moderna Therapeutics, Inc. Series C	4/13/17	$3,224
Moderna Therapeutics, Inc. Series D	11/6/13	$20,615
Moderna Therapeutics, Inc. Series E	12/18/14	$24,850
Moderna Therapeutics, Inc. Series F	8/10/16	$617
Mulberry Health, Inc. Series A8	1/20/16	$18,851
Neon Therapeutics, Inc. Series B	12/28/16	$8,961
Outset Medical, Inc. Series C	4/19/17	$3,226
Peloton Interactive, Inc. Series E	3/31/17	$13,809
Reddit, Inc. Series B	7/26/17	$5,456
RPI International Holdings LP	5/21/15 - 3/23/16	$16,269
Rubius Therapeutics, Inc. Series B	6/7/17	$10,800
Shockwave Medical, Inc. Series C	9/27/17	$5,467
Space Exploration Technologies Corp. Class A	10/16/15 - 4/6/17	$38,201
Space Exploration Technologies Corp. Series G	1/20/15	$16,753
Starry, Inc. Series B	12/1/16	$5,339
Taboola.Com Ltd. Series E	12/22/14	$13,943
The Honest Co., Inc.	8/21/14	$1,078
The Honest Co., Inc. Series C	8/21/14	$2,515
The Honest Co., Inc. Series D	8/3/15	$3,174
Topgolf International, Inc. Series F	11/10/17	$11,337
Tory Burch LLC Class A	5/14/15	$67,653
Tory Burch LLC Class B	12/31/12	$17,505
Translate Bio Series B	7/17/15	$4,761
Translate Bio Series C	12/22/16	$3,880
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$74,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$6,971
UNITY Biotechnology, Inc. Series B	10/14/16	$9,102
Wheels Up Partners Holdings LLC Series B	9/18/15	$19,040
Wheels Up Partners Holdings LLC Series C	6/22/17	$10,815
YourPeople, Inc. Series C	5/1/15	$86,920
Yumanity Holdings LLC Class A	2/8/16	$3,140

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$641
Fidelity Securities Lending Cash Central Fund	8,882
Total	$9,523

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
ACADIA Pharmaceuticals, Inc.	$79,057	$--	$--	$--	$--	$(66,081)	$--
ACADIA Pharmaceuticals, Inc.	108,950	42,986	20,070	--	11,831	74,540	231,213
Actua Corp.	43,200	744	12,828	--	(1,934)	7,027	36,209
Akcea Therapeutics, Inc.	--	59,454	2,971	--	2,116	12,290	70,889
Alkermes PLC	564,496	44,452	80,618	--	56,241	(98,659)	485,912
Alnylam Pharmaceuticals, Inc.	211,633	70,869	41,776	--	20,460	407,145	668,331
Applied Micro Circuits Corp.	53,082	--	51,459	--	(489)	(1,134)	--
Apptio, Inc.	15,712	--	--	--	--	4,288	--
Apptio, Inc. Class A	8,213	3,730	2,318	--	(207)	771	--
aTyr Pharma, Inc.	1,743	2,238	752	--	(3,606)	3,408	--
aTyr Pharma, Inc.	4,554	--	--	--	--	1,176	--
Avexis, Inc.	55,238	75,697	12,151	--	4,244	39,751	162,779
bluebird bio, Inc.	146,921	45,530	31,431	--	23,351	254,971	439,342
Calyxt, Inc.	--	12,774	1,199	--	835	16,208	28,618
Chimerix, Inc.	14,256	95	3,241	--	(9,329)	8,634	--
Exelixis, Inc.	308,449	3,202	67,022	--	41,684	123,688	410,001
HubSpot, Inc.	100,001	19,450	15,431	--	4,845	36,278	--
Infinera Corp.	106,776	2,985	16,363	--	(5,711)	(6,357)	81,330
Intra-Cellular Therapies, Inc.	47,622	14,588	7,611	--	3,878	1,228	59,705
Ionis Pharmaceuticals, Inc.	354,387	30,180	55,159	--	35,989	52,309	417,706
Lexicon Pharmaceuticals, Inc.	103,734	16,578	13,727	--	5,811	(41,369)	71,027
lululemon athletica, Inc.	512,051	9,581	83,187	--	56,902	26,571	521,918
Merrimack Pharmaceuticals, Inc.	41,377	--	5,347	6,931	(14,890)	(15,231)	--
Momenta Pharmaceuticals, Inc.	76,442	7,642	11,483	--	738	(2,540)	70,799
Nutanix, Inc. Class A	30,867	77,082	9,608	--	(1,016)	40,323	--
Nutanix, Inc. Class B	33,158	--	--	--	--	(17,734)	--
NVIDIA Corp.	2,768,858	25,835	2,076,932	2,233	1,820,730	431,607	--
Presbia PLC	5,184	938	670	--	(90)	(1,852)	3,510
Prothena Corp. PLC	126,623	18,551	17,049	--	13,413	(41,433)	100,105
Regulus Therapeutics, Inc.	7,632	2,588	876	--	(2,181)	(2,291)	4,872
RH	77,545	1,186	58,577	--	(36,201)	116,586	--
Rigel Pharmaceuticals, Inc.	21,349	10,553	3,946	--	1,098	15,541	44,595
Sage Therapeutics, Inc.	100,093	30,100	16,691	--	12,950	64,409	--
Silicon Laboratories, Inc.	215,457	37,332	33,580	--	11,821	67,914	298,944
Syros Pharmaceuticals, Inc.	--	--	--	--	--	2,863	--
Syros Pharmaceuticals, Inc.	11,084	419	1,548	--	142	757	--
Syros Pharmaceuticals, Inc.	12,101	--	--	--	--	(1,035)	--
Wizz Air Holdings PLC	64,452	11,973	11,208	--	2,698	67,440	--
Total	$6,432,297	$679,332	$2,766,829	$9,164	$2,056,123	$1,582,007	$4,207,805

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$8,581,127	$8,251,701	$196,909	$132,517
Consumer Staples	2,135,678	2,074,537	61,141	--
Energy	568,783	568,783	--	--
Financials	1,152,679	1,107,963	--	44,716
Health Care	7,814,702	7,297,235	27,856	489,611
Industrials	2,572,273	2,413,361	--	158,912
Information Technology	17,836,268	17,473,559	83,144	279,565
Materials	574,993	574,993	--	--
Real Estate	96,248	96,248	--	--
Telecommunication Services	225,899	222,683	--	3,216
Money Market Funds	629,728	629,728	--	--
Total Investments in Securities:	$42,188,378	$40,710,791	$369,050	$1,108,537

The following is a summary of transfers between Level 1 and Level 2 for the period ended November 30, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$0
Level 2 to Level 1	$797,730

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Health Care
Beginning Balance	$402,671
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	47,141
Cost of Purchases	39,799
Proceeds of Sales	-
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$489,611
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2017	$47,141
Other Investments in Securities
Beginning Balance	$736,924
Net Realized Gain (Loss) on Investment Securities	(43,260)
Net Unrealized Gain (Loss) on Investment Securities	(38,329)
Cost of Purchases	104,525
Proceeds of Sales	(140,934)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$618,926
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2017	$(72,605)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.6%
Cayman Islands	2.8%
Germany	2.6%
Ireland	1.7%
Others (Individually Less Than 1%)	4.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2017
Assets
Investment in securities, at value (including securities loaned of $548,763) — See accompanying schedule: Unaffiliated issuers (cost $16,623,846)	$37,350,845
Fidelity Central Funds (cost $629,703)	629,728
Other affiliated issuers (cost $2,528,221)	4,207,805
Total Investment in Securities (cost $19,781,770)		$42,188,378
Cash		244
Restricted cash		310
Receivable for investments sold		55,151
Receivable for fund shares sold		23,605
Dividends receivable		33,297
Interest receivable		2
Distributions receivable from Fidelity Central Funds		737
Prepaid expenses		78
Other receivables		2,210
Total assets		42,304,012
Liabilities
Payable for investments purchased	$9,845
Payable for fund shares redeemed	32,562
Accrued management fee	25,269
Other affiliated payables	3,734
Other payables and accrued expenses	4,258
Collateral on securities loaned	555,729
Total liabilities		631,397
Net Assets		$41,672,615
Net Assets consist of:
Paid in capital		$17,503,542
Distributions in excess of net investment income		(931)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,765,159
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,404,845
Net Assets		$41,672,615
Growth Company:
Net Asset Value, offering price and redemption price per share ($25,256,431 ÷ 136,321 shares)		$185.27
Class K:
Net Asset Value, offering price and redemption price per share ($16,416,184 ÷ 88,621 shares)		$185.24

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2017
Investment Income
Dividends (including $9,164 earned from other affiliated issuers)		$298,693
Interest		9
Income from Fidelity Central Funds		9,523
Total income		308,225
Expenses
Management fee
Basic fee	$206,855
Performance adjustment	57,184
Transfer agent fees	39,877
Accounting and security lending fees	2,250
Custodian fees and expenses	723
Independent trustees' fees and expenses	145
Appreciation in deferred trustee compensation account	3
Registration fees	288
Audit	210
Legal	97
Interest	6
Miscellaneous	315
Total expenses before reductions	307,953
Expense reductions	(632)	307,321
Net investment income (loss)		904
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,244,302
Fidelity Central Funds	(6)
Other affiliated issuers	2,056,123
Foreign currency transactions	(60)
Total net realized gain (loss)		5,300,359
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,906)	5,091,206
Fidelity Central Funds	(49)
Other affiliated issuers	1,582,007
Assets and liabilities in foreign currencies	184
Total change in net unrealized appreciation (depreciation)		6,673,348
Net gain (loss)		11,973,707
Net increase (decrease) in net assets resulting from operations		$11,974,611

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2017	Year ended November 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$904	$41,597
Net realized gain (loss)	5,300,359	4,411,523
Change in net unrealized appreciation (depreciation)	6,673,348	(3,344,102)
Net increase (decrease) in net assets resulting from operations	11,974,611	1,109,018
Distributions to shareholders from net investment income	(37,300)	(13,792)
Distributions to shareholders from net realized gain	(2,014,292)	(1,582,394)
Total distributions	(2,051,592)	(1,596,186)
Share transactions - net increase (decrease)	(4,103,390)	(4,759,956)
Total increase (decrease) in net assets	5,819,629	(5,247,124)
Net Assets
Beginning of period	35,852,986	41,100,110
End of period	$41,672,615	$35,852,986
Other Information
Undistributed net investment income end of period	$–	$35,263
Distributions in excess of net investment income end of period	$(931)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Company Fund

Years ended November 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$142.76	$143.47	$136.46	$124.69	$95.80
Income from Investment Operations
Net investment income (loss)A	(.06)	.09	(.01)	.15	.29
Net realized and unrealized gain (loss)	50.73	4.71	11.72	20.49	31.23
Total from investment operations	50.67	4.80	11.71	20.64	31.52
Distributions from net investment income	(.09)	–	(.13)	(.21)	(.19)
Distributions from net realized gain	(8.07)	(5.51)	(4.57)	(8.67)	(2.44)
Total distributions	(8.16)	(5.51)	(4.70)	(8.87)B	(2.63)
Net asset value, end of period	$185.27	$142.76	$143.47	$136.46	$124.69
Total ReturnC	37.34%	3.48%	8.90%	17.80%	33.85%
Ratios to Average Net AssetsD,E
Expenses before reductions	.85%	.77%	.88%	.82%	.83%
Expenses net of fee waivers, if any	.85%	.77%	.87%	.82%	.83%
Expenses net of all reductions	.85%	.77%	.87%	.82%	.83%
Net investment income (loss)	(.04)%	.07%	(.01)%	.12%	.27%
Supplemental Data
Net assets, end of period (in millions)	$25,256	$21,114	$23,513	$24,165	$22,936
Portfolio turnover rateF	15%G	19%G	18%G	12%G	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $8.87 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $8.666 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth Company Fund Class K

Years ended November 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$142.74	$143.42	$136.41	$124.68	$95.82
Income from Investment Operations
Net investment income (loss)A	.10	.23	.12	.29	.42
Net realized and unrealized gain (loss)	50.70	4.71	11.72	20.48	31.21
Total from investment operations	50.80	4.94	11.84	20.77	31.63
Distributions from net investment income	(.23)	(.11)	(.26)	(.37)	(.34)
Distributions from net realized gain	(8.07)	(5.51)	(4.57)	(8.67)	(2.44)
Total distributions	(8.30)	(5.62)	(4.83)	(9.04)	(2.77)B
Net asset value, end of period	$185.24	$142.74	$143.42	$136.41	$124.68
Total ReturnC	37.47%	3.59%	9.01%	17.93%	34.02%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.66%	.77%	.71%	.71%
Expenses net of fee waivers, if any	.75%	.66%	.77%	.71%	.71%
Expenses net of all reductions	.75%	.66%	.77%	.71%	.71%
Net investment income (loss)	.06%	.17%	.09%	.24%	.39%
Supplemental Data
Net assets, end of period (in millions)	$16,416	$14,739	$17,587	$18,242	$21,951
Portfolio turnover rateF	15%G	19%G	18%G	12%G	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.77 per share is comprised of distributions from net investment income of $.336 and distributions from net realized gain of $2.438 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$1,108,537	Recovery value	Recovery value	0.2% - 0.7% / 0.4%	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	8.3	Increase
			Enterprise value/Sales multiple (EV/S)	0.7 – 9.2 / 4.5	Increase
			Transaction price	$1.00 - $330.00 / $56.81	Increase
			Enterprise value/Gross profit (EV/GP)	5.0	Increase
			Discount rate	8.0% - 69.1% / 27.2%	Decrease
			Enterprise value/Revenue multiple (EV/R)	3.8	Increase
			Discount for lack of marketability	15.0% - 20.0% / 15.7%	Decrease
			Liquidity preference	$4.13 - $73.71 / $43.58	Increase
			Premium rate	15.0% - 40.0% / 28.7%	Increase
			Proxy premium	22.5% - 76.0% / 31.3%	Increase
		Market approach	Transaction price	$0.92 - $139.53 / $52.62	Increase
			Liquidity preference	$16.35 - $45.76 / $36.41	Increase
		Discount cash flow	Discount rate	8.0% - 12.2% / 10.8%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Probability rate	6.3% - 68.9% / 7.0%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2017, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$23,376,943
Gross unrealized depreciation	(1,103,262)
Net unrealized appreciation (depreciation)	$22,273,681
Tax Cost	$19,914,697

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,243
Undistributed long-term capital gain	$1,898,086
Net unrealized appreciation (depreciation) on securities and other investments	$22,273,823

The tax character of distributions paid was as follows:

	November 30, 2017	November 30, 2016
Ordinary Income	$37,300	$ 13,792
Long-term Capital Gains	2,014,292	1,582,394
Total	$2,051,592	$ 1,596,186

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $229,951 in these Subsidiaries, representing .55% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $5,803,569 and $6,734,628, respectively.

Redemptions In-Kind. During the period, 34,649 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $5,209,289. The net realized gain of $3,322,910 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 26,809 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $3,667,395. The Fund had a net realized gain of $2,216,038 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Company. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Company	$32,632.14
Class K	7,245.05
	$39,877

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $203 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$21,355.90%		$6

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $118 and is reflected in Miscellaneous expenses on the Statement of Operations.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $56,269. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $8,882, including $949 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $294 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $327.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2017	Year ended November 30, 2016
From net investment income
Growth Company	$13,724	$–
Class K	23,576	13,792
Total	$37,300	$13,792
From net realized gain
Growth Company	$1,190,770	$904,788
Class K	823,522	677,606
Total	$2,014,292	$1,582,394

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2017	Year ended November 30, 2016	Year ended November 30, 2017	Year ended November 30, 2016
Growth Company
Shares sold	17,127	17,124	$2,740,883	$2,254,562
Reinvestment of distributions	8,092	6,196	1,134,062	857,904
Shares redeemed	(36,791)(a)	(39,316)(b)	(5,635,831)(a)	(5,283,210)(b)
Net increase (decrease)	(11,572)	(15,996)	$(1,760,886)	$(2,170,744)
Class K
Shares sold	19,521	18,989	$3,093,032	$2,493,477
Reinvestment of distributions	6,051	5,003	847,098	691,398
Shares redeemed	(40,209)(a)	(43,361)(b)	(6,282,634)(a)	(5,774,087)(b)
Net increase (decrease)	(14,637)	(19,369)	$(2,342,504)	$(2,589,212)

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the prior Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Growth Company Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 22, 2018

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2017 to November 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period-B June 1, 2017 to November 30, 2017
Growth Company	.89%
Actual		$1,000.00	$1,147.40	$4.79
Hypothetical-C		$1,000.00	$1,020.61	$4.51
Class K	.80%
Actual		$1,000.00	$1,148.00	$4.31
Hypothetical-C		$1,000.00	$1,021.06	$4.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Growth Company Fund
Growth Company	12/27/17	12/26/17	$0.000	$8.455
Class K	12/27/17	12/26/17	$0.016	$8.455

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2017, $1,972,502,271, or, if subsequently determined to be different, the net capital gain of such year.

Growth Company and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Growth Company and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Company Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Growth Company Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Growth Company Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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GCF-K-ANN-0118
1.863213.109

Fidelity® Growth Strategies Fund Annual Report November 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Strategies Fund	21.63%	15.16%	6.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies Fund, a class of the fund, on November 30, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Period Ending Values
$18,350	Fidelity® Growth Strategies Fund
$23,833	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 22.87% for the year ending November 30, 2017, rising steadily and closing the period at an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through period end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, info tech (+41%) led by a wide margin, surging amid strong earnings growth from several major index constituents. Utilities and financials each gained about 25%, the latter group riding an uptick in bond yields. Conversely, consumer discretionary (+20%) also rose solidly but lagged the broader market, as many brick-and-mortar retailers continued to suffer from increased online competition. Rising interest rates held back real estate (+16%), while consumer staples (+15%) and telecom (+1%) struggled due to investors’ general preference for risk assets. Lastly, sluggish oil prices pushed energy to a -4% return.

Comments from Portfolio Manager Jean Park:  For the fiscal year, the fund's share classes gained roughly 22%, lagging the 25.03% return of the benchmark Russell Midcap® Growth Index. I avoided many of what I saw as the market's riskiest assets, which generally don’t fit my criteria, and thus the fund did not keep pace with its benchmark. Stock selection detracted from performance versus the benchmark, particularly choices in consumer discretionary, industrials and information technology. The fund’s biggest relative detractor was avoiding index component Nvidia, a computer graphics-card designer in tech's semiconductors & semiconductor equipment group. Though the company had solid free-cash-flow (FCF) yield, its stock seemed expensive to me and I found other semiconductor makers that screened more attractively. Nvidia posted a strong return this period, mainly due to continued favorable earnings reports. Also detracting were the fund’s stakes in auto-parts retailers O’Reilly Automotive and AutoZone. Both companies continued to disappoint in growth as sales dipped. Ultimately, I sold both positions by period end. On the upside, choices in consumer staples helped. The fund’s top individual relative contributor, though, was credit-card processor Total Systems Services, which benefited from solid execution as more consumers relied on credit cards versus carrying cash.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Total System Services, Inc.	2.7	2.1
VeriSign, Inc.	2.5	2.0
Huntington Ingalls Industries, Inc.	2.4	1.9
Delphi Automotive PLC	2.4	0.0
Wyndham Worldwide Corp.	2.1	1.2
Progressive Corp.	2.1	0.6
Citizens Financial Group, Inc.	2.1	2.1
Citrix Systems, Inc.	2.1	1.3
Fiserv, Inc.	2.0	1.7
ON Semiconductor Corp.	1.9	0.0
	22.3

Top Five Market Sectors as of November 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.3	24.8
Health Care	16.1	16.3
Consumer Discretionary	15.1	20.8
Industrials	14.8	16.3
Financials	10.6	7.2

Asset Allocation (% of fund's net assets)

As of November 30, 2017*
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 9.2%

As of May 31, 2017*
Stocks	99.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments - 6.9%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments November 30, 2017

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.1%
Auto Components - 3.3%
Delphi Automotive PLC	614,000	$64,267
Visteon Corp. (a)	182,300	24,007
		88,274
Distributors - 1.0%
Pool Corp.	224,200	28,168
Diversified Consumer Services - 1.2%
Service Corp. International	859,800	31,770
Hotels, Restaurants & Leisure - 3.2%
Domino's Pizza, Inc.	103,600	19,286
Jack in the Box, Inc.	97,322	10,074
Wyndham Worldwide Corp.	513,500	57,712
		87,072
Media - 1.7%
Lions Gate Entertainment Corp. Class B	454,296	14,101
Live Nation Entertainment, Inc. (a)	557,000	25,277
Scripps Networks Interactive, Inc. Class A	75,953	6,216
		45,594
Multiline Retail - 1.7%
Dollar General Corp.	209,200	18,426
Dollar Tree, Inc. (a)	275,000	28,259
		46,685
Specialty Retail - 1.3%
Ross Stores, Inc.	478,541	36,383
Textiles, Apparel & Luxury Goods - 1.7%
Carter's, Inc.	173,900	18,837
Hanesbrands, Inc. (b)	713,400	14,903
VF Corp.	174,850	12,757
		46,497

TOTAL CONSUMER DISCRETIONARY		410,443

CONSUMER STAPLES - 4.5%
Beverages - 1.7%
Brown-Forman Corp. Class B (non-vtg.)	149,322	8,929
Dr. Pepper Snapple Group, Inc.	206,000	18,579
Monster Beverage Corp. (a)	281,000	17,610
		45,118
Food Products - 1.1%
The Hershey Co.	277,600	30,794
Personal Products - 1.5%
Estee Lauder Companies, Inc. Class A	187,000	23,343
Herbalife Ltd. (a)	259,100	18,173
		41,516
Tobacco - 0.2%
British American Tobacco PLC sponsored ADR	99,252	6,315

TOTAL CONSUMER STAPLES		123,743

ENERGY - 0.6%
Energy Equipment & Services - 0.2%
Baker Hughes, a GE Co. Class A	138,734	4,125
Oil, Gas & Consumable Fuels - 0.4%
Andeavor	110,710	11,677

TOTAL ENERGY		15,802

FINANCIALS - 10.6%
Banks - 2.9%
Citizens Financial Group, Inc.	1,384,917	56,366
Huntington Bancshares, Inc.	1,500,000	21,600
Investors Bancorp, Inc.	102,013	1,456
		79,422
Capital Markets - 4.3%
Ameriprise Financial, Inc.	236,000	38,522
MarketAxess Holdings, Inc.	64,395	12,574
Moody's Corp.	286,400	43,481
S&P Global, Inc.	140,200	23,200
		117,777
Insurance - 3.4%
Aon PLC	114,600	16,069
Arch Capital Group Ltd. (a)	181,000	17,139
Progressive Corp.	1,079,100	57,387
		90,595

TOTAL FINANCIALS		287,794

HEALTH CARE - 16.1%
Health Care Equipment & Supplies - 3.2%
Edwards Lifesciences Corp. (a)	257,300	30,156
Intuitive Surgical, Inc. (a)	41,800	16,711
ResMed, Inc.	471,800	40,292
		87,159
Health Care Providers & Services - 4.5%
AmerisourceBergen Corp.	160,000	13,571
HCA Holdings, Inc. (a)	188,800	16,048
Laboratory Corp. of America Holdings (a)	125,600	19,879
MEDNAX, Inc. (a)	224,500	11,178
Universal Health Services, Inc. Class B	101,600	11,008
Wellcare Health Plans, Inc. (a)	236,000	50,266
		121,950
Health Care Technology - 1.9%
Cerner Corp. (a)	728,300	51,484
Life Sciences Tools & Services - 5.4%
Charles River Laboratories International, Inc. (a)	307,600	32,052
Illumina, Inc. (a)	158,400	36,437
Mettler-Toledo International, Inc. (a)	64,200	40,395
Waters Corp. (a)	199,600	39,355
		148,239
Pharmaceuticals - 1.1%
Jazz Pharmaceuticals PLC (a)	120,083	16,780
Teva Pharmaceutical Industries Ltd. sponsored ADR (b)	827,000	12,256
		29,036

TOTAL HEALTH CARE		437,868

INDUSTRIALS - 14.8%
Aerospace & Defense - 3.4%
Huntington Ingalls Industries, Inc.	273,000	65,976
TransDigm Group, Inc.	95,000	26,960
		92,936
Airlines - 0.8%
Alaska Air Group, Inc.	294,829	20,393
Commercial Services & Supplies - 0.7%
KAR Auction Services, Inc.	363,700	18,320
Electrical Equipment - 1.7%
AMETEK, Inc.	273,172	19,857
Fortive Corp.	356,736	26,630
		46,487
Industrial Conglomerates - 1.8%
Roper Technologies, Inc.	187,277	50,042
Machinery - 3.4%
Cummins, Inc.	195,500	32,727
IDEX Corp.	214,900	29,134
Toro Co.	344,617	22,486
Wabtec Corp. (b)	123,600	9,505
		93,852
Professional Services - 1.8%
Dun & Bradstreet Corp.	89,724	11,046
Equifax, Inc.	331,000	37,774
		48,820
Trading Companies & Distributors - 1.2%
United Rentals, Inc. (a)	209,200	33,363

TOTAL INDUSTRIALS		404,213

INFORMATION TECHNOLOGY - 32.3%
Communications Equipment - 1.4%
F5 Networks, Inc. (a)	286,500	38,448
Electronic Equipment & Components - 1.4%
Amphenol Corp. Class A	432,800	39,207
Internet Software & Services - 4.0%
Akamai Technologies, Inc. (a)	390,000	21,754
LogMeIn, Inc.	172,707	20,552
VeriSign, Inc. (a)(b)	588,200	67,702
		110,008
IT Services - 8.5%
Amdocs Ltd.	398,500	26,018
Fiserv, Inc. (a)	407,789	53,604
FleetCor Technologies, Inc. (a)	94,600	17,205
Genpact Ltd.	291,328	9,392
Global Payments, Inc.	275,300	27,684
Paychex, Inc.	341,089	22,959
Total System Services, Inc.	1,006,300	74,830
		231,692
Semiconductors & Semiconductor Equipment - 10.5%
Analog Devices, Inc.	534,950	46,065
Applied Materials, Inc.	259,300	13,683
Broadcom Ltd.	58,700	16,315
KLA-Tencor Corp.	436,400	44,618
Lam Research Corp.	172,000	33,081
Microchip Technology, Inc. (b)	487,700	42,425
ON Semiconductor Corp. (a)	2,635,000	52,911
Skyworks Solutions, Inc.	355,200	37,204
		286,302
Software - 6.5%
Adobe Systems, Inc. (a)	95,400	17,312
Check Point Software Technologies Ltd. (a)	312,023	32,541
Citrix Systems, Inc. (a)	640,300	56,109
Electronic Arts, Inc. (a)	206,707	21,983
Intuit, Inc.	67,300	10,581
Take-Two Interactive Software, Inc. (a)	339,500	37,871
		176,397

TOTAL INFORMATION TECHNOLOGY		882,054

MATERIALS - 2.2%
Chemicals - 2.2%
CF Industries Holdings, Inc.	282,000	10,567
Eastman Chemical Co.	91,055	8,411
Sherwin-Williams Co.	35,000	13,980
The Scotts Miracle-Gro Co. Class A	165,341	16,352
Valvoline, Inc.	460,340	11,352
		60,662
REAL ESTATE - 2.9%
Equity Real Estate Investment Trusts (REITs) - 2.9%
CoreSite Realty Corp.	256,500	29,108
Equity Lifestyle Properties, Inc.	267,300	24,140
Extra Space Storage, Inc.	301,400	25,728
		78,976
TOTAL COMMON STOCKS
(Cost $2,290,288)		2,701,555

Money Market Funds - 4.7%
Fidelity Cash Central Fund, 1.13% (c)	30,112,984	30,119
Fidelity Securities Lending Cash Central Fund 1.13% (c)(d)	97,693,508	97,703
TOTAL MONEY MARKET FUNDS
(Cost $127,830)		127,822
TOTAL INVESTMENT IN SECURITIES - 103.8%
(Cost $2,418,118)		2,829,377
NET OTHER ASSETS (LIABILITIES) - (3.8)%		(102,297)
NET ASSETS - 100%		$2,727,080

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$336
Fidelity Securities Lending Cash Central Fund	713
Total	$1,049

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2017
Assets
Investment in securities, at value (including securities loaned of $95,819) — See accompanying schedule: Unaffiliated issuers (cost $2,290,288)	$2,701,555
Fidelity Central Funds (cost $127,830)	127,822
Total Investment in Securities (cost $2,418,118)		$2,829,377
Receivable for investments sold		6,723
Receivable for fund shares sold		757
Dividends receivable		3,042
Distributions receivable from Fidelity Central Funds		49
Prepaid expenses		5
Other receivables		90
Total assets		2,840,043
Liabilities
Payable for investments purchased	$12,302
Payable for fund shares redeemed	1,437
Accrued management fee	947
Other affiliated payables	447
Other payables and accrued expenses	141
Collateral on securities loaned	97,689
Total liabilities		112,963
Net Assets		$2,727,080
Net Assets consist of:
Paid in capital		$2,304,557
Undistributed net investment income		9,985
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,279
Net unrealized appreciation (depreciation) on investments		411,259
Net Assets		$2,727,080
Growth Strategies:
Net Asset Value, offering price and redemption price per share ($2,454,632 ÷ 59,926 shares)		$40.96
Class K:
Net Asset Value, offering price and redemption price per share ($272,448 ÷ 6,598 shares)		$41.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2017
Investment Income
Dividends		$26,388
Special dividends		4,162
Income from Fidelity Central Funds		1,049
Total income		31,599
Expenses
Management fee
Basic fee	$14,497
Performance adjustment	(172)
Transfer agent fees	4,588
Accounting and security lending fees	799
Custodian fees and expenses	88
Independent trustees' fees and expenses	10
Registration fees	52
Audit	60
Legal	11
Miscellaneous	24
Total expenses before reductions	19,957
Expense reductions	(61)	19,896
Net investment income (loss)		11,703
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	116,812
Redemptions in-kind with affiliated entities	13,916
Fidelity Central Funds	3
Total net realized gain (loss)		130,731
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	367,539
Fidelity Central Funds	(7)
Total change in net unrealized appreciation (depreciation)		367,532
Net gain (loss)		498,263
Net increase (decrease) in net assets resulting from operations		$509,966

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2017	Year ended November 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,703	$14,749
Net realized gain (loss)	130,731	446,654
Change in net unrealized appreciation (depreciation)	367,532	(468,799)
Net increase (decrease) in net assets resulting from operations	509,966	(7,396)
Distributions to shareholders from net investment income	(13,542)	(5,195)
Distributions to shareholders from net realized gain	(1,063)	–
Total distributions	(14,605)	(5,195)
Share transactions - net increase (decrease)	(323,399)	(665,611)
Redemption fees	42	199
Total increase (decrease) in net assets	172,004	(678,003)
Net Assets
Beginning of period	2,555,076	3,233,079
End of period	$2,727,080	$2,555,076
Other Information
Undistributed net investment income end of period	$9,985	$11,987

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Strategies Fund

Years ended November 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$33.87	$33.91	$32.44	$27.66	$20.56
Income from Investment Operations
Net investment income (loss)A	.16B	.16C	.04	.11	.09
Net realized and unrealized gain (loss)	7.13	(.16)	1.53	4.72	7.10
Total from investment operations	7.29	–	1.57	4.83	7.19
Distributions from net investment income	(.18)	(.04)	(.09)	(.05)	(.07)D
Distributions from net realized gain	(.02)	–	(.01)	–	(.02)D
Total distributions	(.20)	(.04)	(.10)	(.05)	(.09)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$40.96	$33.87	$33.91	$32.44	$27.66
Total ReturnF	21.63%	.02%	4.86%	17.50%	35.13%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%	.94%	.91%	.72%	.71%
Expenses net of fee waivers, if any	.78%	.94%	.91%	.72%	.71%
Expenses net of all reductions	.78%	.94%	.91%	.72%	.69%
Net investment income (loss)	.43%B	.49%C	.13%	.37%	.39%
Supplemental Data
Net assets, end of period (in millions)	$2,455	$2,080	$2,535	$1,835	$1,640
Portfolio turnover rateI	73%J	63%	40%	58%	87%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .27%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth Strategies Fund Class K

Years ended November 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$34.14	$34.17	$32.70	$27.88	$20.74
Income from Investment Operations
Net investment income (loss)A	.21B	.21C	.10	.17	.15
Net realized and unrealized gain (loss)	7.19	(.14)	1.52	4.76	7.14
Total from investment operations	7.40	.07	1.62	4.93	7.29
Distributions from net investment income	(.23)	(.10)	(.15)	(.11)	(.13)D
Distributions from net realized gain	(.02)	–	(.01)	–	(.02)D
Total distributions	(.25)	(.10)	(.15)E	(.11)	(.15)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$41.29	$34.14	$34.17	$32.70	$27.88
Total ReturnG	21.81%	.20%	5.00%	17.75%	35.42%
Ratios to Average Net AssetsH,I
Expenses before reductions	.63%	.78%	.76%	.53%	.48%
Expenses net of fee waivers, if any	.63%	.78%	.76%	.53%	.48%
Expenses net of all reductions	.63%	.78%	.76%	.53%	.46%
Net investment income (loss)	.57%B	.64%C	.28%	.56%	.62%
Supplemental Data
Net assets, end of period (in millions)	$272	$475	$699	$385	$342
Portfolio turnover rateJ	73%K	63%	40%	58%	87%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $.15 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.008 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Strategies and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$452,337
Gross unrealized depreciation	(41,087)
Net unrealized appreciation (depreciation)	$411,250
Tax Cost	$2,418,127

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,072
Undistributed long-term capital gain	$1,288
Net unrealized appreciation (depreciation) on securities and other investments	$411,250

The tax character of distributions paid was as follows:

	November 30, 2017	November 30, 2016
Ordinary Income	$14,605	$ 5,195

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,888,924 and $2,092,281, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to February 1, 2017, the individual fund fee rate was .35%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Strategies as compared to its benchmark index, the Russell Midcap Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Strategies. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Strategies	$4,430.19
Class K	158.05
	$4,588

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $45 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 2,028 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $77,806. The net realized gain of $13,916 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $713, including an amount less than five hundred dollars from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $37 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $2.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $22.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2017	Year ended November 30, 2016
From net investment income
Growth Strategies	$11,145	$3,237
Class K	2,397	1,958
Total	$13,542	$5,195
From net realized gain
Growth Strategies	$909	$–
Class K	154	–
Total	$1,063	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2017	Year ended November 30, 2016	Year ended November 30, 2017	Year ended November 30, 2016
Growth Strategies
Shares sold	8,324	6,979	$303,468	$228,892
Reinvestment of distributions	338	94	11,624	3,102
Shares redeemed	(10,158)	(20,401)	(373,570)	(674,632)
Net increase (decrease)	(1,496)	(13,328)	$(58,478)	$(442,638)
Class K
Shares sold	1,619	3,172	$59,764	$103,937
Reinvestment of distributions	74	59	2,551	1,958
Shares redeemed	(9,002)(a)	(9,765)	(327,236)(a)	(328,868)
Net increase (decrease)	(7,309)	(6,534)	$(264,921)	$(222,973)

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Strategies Fund (a fund of Fidelity Mt. Vernon Street Trust) as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Growth Strategies Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 16, 2018

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2017 to November 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period-B June 1, 2017 to November 30, 2017
Growth Strategies	.72%
Actual		$1,000.00	$1,091.70	$3.78
Hypothetical-C		$1,000.00	$1,021.46	$3.65
Class K	.56%
Actual		$1,000.00	$1,092.30	$2.94
Hypothetical-C		$1,000.00	$1,022.26	$2.84

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Growth Strategies Fund
Growth Strategies	12/27/17	12/26/17	$0.158	$0.019
Class K	12/27/17	12/26/17	$0.209	$0.019

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2017, $1,288,206, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Growth Strategies and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Growth Strategies and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in August 2013.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Growth Strategies Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Growth Strategies Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking. The Board also considered that, in January 2017, after the periods shown in the chart above, it had approved an amended and restated management contract for the fund (effective February 1, 2017) that lowered the fund's individual fund fee rate from 0.35% to 0.30%. The Board considered that the chart reflects the fund's lower management fee rate for 2016, as if the lower fee rate were in effect for that year.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Growth Strategies Fund Class K Annual Report November 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2017	Past 1 year	Past 5 years	Past 10 years
Class K	21.81%	15.37%	6.48%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Growth Strategies Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies Fund - Class K on November 30, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$18,729	Fidelity® Growth Strategies Fund - Class K
$23,833	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 22.87% for the year ending November 30, 2017, rising steadily and closing the period at an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through period end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, info tech (+41%) led by a wide margin, surging amid strong earnings growth from several major index constituents. Utilities and financials each gained about 25%, the latter group riding an uptick in bond yields. Conversely, consumer discretionary (+20%) also rose solidly but lagged the broader market, as many brick-and-mortar retailers continued to suffer from increased online competition. Rising interest rates held back real estate (+16%), while consumer staples (+15%) and telecom (+1%) struggled due to investors’ general preference for risk assets. Lastly, sluggish oil prices pushed energy to a -4% return.

Comments from Portfolio Manager Jean Park:  For the fiscal year, the fund's share classes gained roughly 22%, lagging the 25.03% return of the benchmark Russell Midcap® Growth Index. I avoided many of what I saw as the market's riskiest assets, which generally don’t fit my criteria, and thus the fund did not keep pace with its benchmark. Stock selection detracted from performance versus the benchmark, particularly choices in consumer discretionary, industrials and information technology. The fund’s biggest relative detractor was avoiding index component Nvidia, a computer graphics-card designer in tech's semiconductors & semiconductor equipment group. Though the company had solid free-cash-flow (FCF) yield, its stock seemed expensive to me and I found other semiconductor makers that screened more attractively. Nvidia posted a strong return this period, mainly due to continued favorable earnings reports. Also detracting were the fund’s stakes in auto-parts retailers O’Reilly Automotive and AutoZone. Both companies continued to disappoint in growth as sales dipped. Ultimately, I sold both positions by period end. On the upside, choices in consumer staples helped. The fund’s top individual relative contributor, though, was credit-card processor Total Systems Services, which benefited from solid execution as more consumers relied on credit cards versus carrying cash.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Total System Services, Inc.	2.7	2.1
VeriSign, Inc.	2.5	2.0
Huntington Ingalls Industries, Inc.	2.4	1.9
Delphi Automotive PLC	2.4	0.0
Wyndham Worldwide Corp.	2.1	1.2
Progressive Corp.	2.1	0.6
Citizens Financial Group, Inc.	2.1	2.1
Citrix Systems, Inc.	2.1	1.3
Fiserv, Inc.	2.0	1.7
ON Semiconductor Corp.	1.9	0.0
	22.3

Top Five Market Sectors as of November 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.3	24.8
Health Care	16.1	16.3
Consumer Discretionary	15.1	20.8
Industrials	14.8	16.3
Financials	10.6	7.2

Asset Allocation (% of fund's net assets)

As of November 30, 2017*
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 9.2%

As of May 31, 2017*
Stocks	99.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments - 6.9%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments November 30, 2017

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.1%
Auto Components - 3.3%
Delphi Automotive PLC	614,000	$64,267
Visteon Corp. (a)	182,300	24,007
		88,274
Distributors - 1.0%
Pool Corp.	224,200	28,168
Diversified Consumer Services - 1.2%
Service Corp. International	859,800	31,770
Hotels, Restaurants & Leisure - 3.2%
Domino's Pizza, Inc.	103,600	19,286
Jack in the Box, Inc.	97,322	10,074
Wyndham Worldwide Corp.	513,500	57,712
		87,072
Media - 1.7%
Lions Gate Entertainment Corp. Class B	454,296	14,101
Live Nation Entertainment, Inc. (a)	557,000	25,277
Scripps Networks Interactive, Inc. Class A	75,953	6,216
		45,594
Multiline Retail - 1.7%
Dollar General Corp.	209,200	18,426
Dollar Tree, Inc. (a)	275,000	28,259
		46,685
Specialty Retail - 1.3%
Ross Stores, Inc.	478,541	36,383
Textiles, Apparel & Luxury Goods - 1.7%
Carter's, Inc.	173,900	18,837
Hanesbrands, Inc. (b)	713,400	14,903
VF Corp.	174,850	12,757
		46,497

TOTAL CONSUMER DISCRETIONARY		410,443

CONSUMER STAPLES - 4.5%
Beverages - 1.7%
Brown-Forman Corp. Class B (non-vtg.)	149,322	8,929
Dr. Pepper Snapple Group, Inc.	206,000	18,579
Monster Beverage Corp. (a)	281,000	17,610
		45,118
Food Products - 1.1%
The Hershey Co.	277,600	30,794
Personal Products - 1.5%
Estee Lauder Companies, Inc. Class A	187,000	23,343
Herbalife Ltd. (a)	259,100	18,173
		41,516
Tobacco - 0.2%
British American Tobacco PLC sponsored ADR	99,252	6,315

TOTAL CONSUMER STAPLES		123,743

ENERGY - 0.6%
Energy Equipment & Services - 0.2%
Baker Hughes, a GE Co. Class A	138,734	4,125
Oil, Gas & Consumable Fuels - 0.4%
Andeavor	110,710	11,677

TOTAL ENERGY		15,802

FINANCIALS - 10.6%
Banks - 2.9%
Citizens Financial Group, Inc.	1,384,917	56,366
Huntington Bancshares, Inc.	1,500,000	21,600
Investors Bancorp, Inc.	102,013	1,456
		79,422
Capital Markets - 4.3%
Ameriprise Financial, Inc.	236,000	38,522
MarketAxess Holdings, Inc.	64,395	12,574
Moody's Corp.	286,400	43,481
S&P Global, Inc.	140,200	23,200
		117,777
Insurance - 3.4%
Aon PLC	114,600	16,069
Arch Capital Group Ltd. (a)	181,000	17,139
Progressive Corp.	1,079,100	57,387
		90,595

TOTAL FINANCIALS		287,794

HEALTH CARE - 16.1%
Health Care Equipment & Supplies - 3.2%
Edwards Lifesciences Corp. (a)	257,300	30,156
Intuitive Surgical, Inc. (a)	41,800	16,711
ResMed, Inc.	471,800	40,292
		87,159
Health Care Providers & Services - 4.5%
AmerisourceBergen Corp.	160,000	13,571
HCA Holdings, Inc. (a)	188,800	16,048
Laboratory Corp. of America Holdings (a)	125,600	19,879
MEDNAX, Inc. (a)	224,500	11,178
Universal Health Services, Inc. Class B	101,600	11,008
Wellcare Health Plans, Inc. (a)	236,000	50,266
		121,950
Health Care Technology - 1.9%
Cerner Corp. (a)	728,300	51,484
Life Sciences Tools & Services - 5.4%
Charles River Laboratories International, Inc. (a)	307,600	32,052
Illumina, Inc. (a)	158,400	36,437
Mettler-Toledo International, Inc. (a)	64,200	40,395
Waters Corp. (a)	199,600	39,355
		148,239
Pharmaceuticals - 1.1%
Jazz Pharmaceuticals PLC (a)	120,083	16,780
Teva Pharmaceutical Industries Ltd. sponsored ADR (b)	827,000	12,256
		29,036

TOTAL HEALTH CARE		437,868

INDUSTRIALS - 14.8%
Aerospace & Defense - 3.4%
Huntington Ingalls Industries, Inc.	273,000	65,976
TransDigm Group, Inc.	95,000	26,960
		92,936
Airlines - 0.8%
Alaska Air Group, Inc.	294,829	20,393
Commercial Services & Supplies - 0.7%
KAR Auction Services, Inc.	363,700	18,320
Electrical Equipment - 1.7%
AMETEK, Inc.	273,172	19,857
Fortive Corp.	356,736	26,630
		46,487
Industrial Conglomerates - 1.8%
Roper Technologies, Inc.	187,277	50,042
Machinery - 3.4%
Cummins, Inc.	195,500	32,727
IDEX Corp.	214,900	29,134
Toro Co.	344,617	22,486
Wabtec Corp. (b)	123,600	9,505
		93,852
Professional Services - 1.8%
Dun & Bradstreet Corp.	89,724	11,046
Equifax, Inc.	331,000	37,774
		48,820
Trading Companies & Distributors - 1.2%
United Rentals, Inc. (a)	209,200	33,363

TOTAL INDUSTRIALS		404,213

INFORMATION TECHNOLOGY - 32.3%
Communications Equipment - 1.4%
F5 Networks, Inc. (a)	286,500	38,448
Electronic Equipment & Components - 1.4%
Amphenol Corp. Class A	432,800	39,207
Internet Software & Services - 4.0%
Akamai Technologies, Inc. (a)	390,000	21,754
LogMeIn, Inc.	172,707	20,552
VeriSign, Inc. (a)(b)	588,200	67,702
		110,008
IT Services - 8.5%
Amdocs Ltd.	398,500	26,018
Fiserv, Inc. (a)	407,789	53,604
FleetCor Technologies, Inc. (a)	94,600	17,205
Genpact Ltd.	291,328	9,392
Global Payments, Inc.	275,300	27,684
Paychex, Inc.	341,089	22,959
Total System Services, Inc.	1,006,300	74,830
		231,692
Semiconductors & Semiconductor Equipment - 10.5%
Analog Devices, Inc.	534,950	46,065
Applied Materials, Inc.	259,300	13,683
Broadcom Ltd.	58,700	16,315
KLA-Tencor Corp.	436,400	44,618
Lam Research Corp.	172,000	33,081
Microchip Technology, Inc. (b)	487,700	42,425
ON Semiconductor Corp. (a)	2,635,000	52,911
Skyworks Solutions, Inc.	355,200	37,204
		286,302
Software - 6.5%
Adobe Systems, Inc. (a)	95,400	17,312
Check Point Software Technologies Ltd. (a)	312,023	32,541
Citrix Systems, Inc. (a)	640,300	56,109
Electronic Arts, Inc. (a)	206,707	21,983
Intuit, Inc.	67,300	10,581
Take-Two Interactive Software, Inc. (a)	339,500	37,871
		176,397

TOTAL INFORMATION TECHNOLOGY		882,054

MATERIALS - 2.2%
Chemicals - 2.2%
CF Industries Holdings, Inc.	282,000	10,567
Eastman Chemical Co.	91,055	8,411
Sherwin-Williams Co.	35,000	13,980
The Scotts Miracle-Gro Co. Class A	165,341	16,352
Valvoline, Inc.	460,340	11,352
		60,662
REAL ESTATE - 2.9%
Equity Real Estate Investment Trusts (REITs) - 2.9%
CoreSite Realty Corp.	256,500	29,108
Equity Lifestyle Properties, Inc.	267,300	24,140
Extra Space Storage, Inc.	301,400	25,728
		78,976
TOTAL COMMON STOCKS
(Cost $2,290,288)		2,701,555

Money Market Funds - 4.7%
Fidelity Cash Central Fund, 1.13% (c)	30,112,984	30,119
Fidelity Securities Lending Cash Central Fund 1.13% (c)(d)	97,693,508	97,703
TOTAL MONEY MARKET FUNDS
(Cost $127,830)		127,822
TOTAL INVESTMENT IN SECURITIES - 103.8%
(Cost $2,418,118)		2,829,377
NET OTHER ASSETS (LIABILITIES) - (3.8)%		(102,297)
NET ASSETS - 100%		$2,727,080

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$336
Fidelity Securities Lending Cash Central Fund	713
Total	$1,049

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2017
Assets
Investment in securities, at value (including securities loaned of $95,819) — See accompanying schedule: Unaffiliated issuers (cost $2,290,288)	$2,701,555
Fidelity Central Funds (cost $127,830)	127,822
Total Investment in Securities (cost $2,418,118)		$2,829,377
Receivable for investments sold		6,723
Receivable for fund shares sold		757
Dividends receivable		3,042
Distributions receivable from Fidelity Central Funds		49
Prepaid expenses		5
Other receivables		90
Total assets		2,840,043
Liabilities
Payable for investments purchased	$12,302
Payable for fund shares redeemed	1,437
Accrued management fee	947
Other affiliated payables	447
Other payables and accrued expenses	141
Collateral on securities loaned	97,689
Total liabilities		112,963
Net Assets		$2,727,080
Net Assets consist of:
Paid in capital		$2,304,557
Undistributed net investment income		9,985
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,279
Net unrealized appreciation (depreciation) on investments		411,259
Net Assets		$2,727,080
Growth Strategies:
Net Asset Value, offering price and redemption price per share ($2,454,632 ÷ 59,926 shares)		$40.96
Class K:
Net Asset Value, offering price and redemption price per share ($272,448 ÷ 6,598 shares)		$41.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2017
Investment Income
Dividends		$26,388
Special dividends		4,162
Income from Fidelity Central Funds		1,049
Total income		31,599
Expenses
Management fee
Basic fee	$14,497
Performance adjustment	(172)
Transfer agent fees	4,588
Accounting and security lending fees	799
Custodian fees and expenses	88
Independent trustees' fees and expenses	10
Registration fees	52
Audit	60
Legal	11
Miscellaneous	24
Total expenses before reductions	19,957
Expense reductions	(61)	19,896
Net investment income (loss)		11,703
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	116,812
Redemptions in-kind with affiliated entities	13,916
Fidelity Central Funds	3
Total net realized gain (loss)		130,731
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	367,539
Fidelity Central Funds	(7)
Total change in net unrealized appreciation (depreciation)		367,532
Net gain (loss)		498,263
Net increase (decrease) in net assets resulting from operations		$509,966

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2017	Year ended November 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,703	$14,749
Net realized gain (loss)	130,731	446,654
Change in net unrealized appreciation (depreciation)	367,532	(468,799)
Net increase (decrease) in net assets resulting from operations	509,966	(7,396)
Distributions to shareholders from net investment income	(13,542)	(5,195)
Distributions to shareholders from net realized gain	(1,063)	–
Total distributions	(14,605)	(5,195)
Share transactions - net increase (decrease)	(323,399)	(665,611)
Redemption fees	42	199
Total increase (decrease) in net assets	172,004	(678,003)
Net Assets
Beginning of period	2,555,076	3,233,079
End of period	$2,727,080	$2,555,076
Other Information
Undistributed net investment income end of period	$9,985	$11,987

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Strategies Fund

Years ended November 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$33.87	$33.91	$32.44	$27.66	$20.56
Income from Investment Operations
Net investment income (loss)A	.16B	.16C	.04	.11	.09
Net realized and unrealized gain (loss)	7.13	(.16)	1.53	4.72	7.10
Total from investment operations	7.29	–	1.57	4.83	7.19
Distributions from net investment income	(.18)	(.04)	(.09)	(.05)	(.07)D
Distributions from net realized gain	(.02)	–	(.01)	–	(.02)D
Total distributions	(.20)	(.04)	(.10)	(.05)	(.09)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$40.96	$33.87	$33.91	$32.44	$27.66
Total ReturnF	21.63%	.02%	4.86%	17.50%	35.13%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%	.94%	.91%	.72%	.71%
Expenses net of fee waivers, if any	.78%	.94%	.91%	.72%	.71%
Expenses net of all reductions	.78%	.94%	.91%	.72%	.69%
Net investment income (loss)	.43%B	.49%C	.13%	.37%	.39%
Supplemental Data
Net assets, end of period (in millions)	$2,455	$2,080	$2,535	$1,835	$1,640
Portfolio turnover rateI	73%J	63%	40%	58%	87%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .27%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth Strategies Fund Class K

Years ended November 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$34.14	$34.17	$32.70	$27.88	$20.74
Income from Investment Operations
Net investment income (loss)A	.21B	.21C	.10	.17	.15
Net realized and unrealized gain (loss)	7.19	(.14)	1.52	4.76	7.14
Total from investment operations	7.40	.07	1.62	4.93	7.29
Distributions from net investment income	(.23)	(.10)	(.15)	(.11)	(.13)D
Distributions from net realized gain	(.02)	–	(.01)	–	(.02)D
Total distributions	(.25)	(.10)	(.15)E	(.11)	(.15)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$41.29	$34.14	$34.17	$32.70	$27.88
Total ReturnG	21.81%	.20%	5.00%	17.75%	35.42%
Ratios to Average Net AssetsH,I
Expenses before reductions	.63%	.78%	.76%	.53%	.48%
Expenses net of fee waivers, if any	.63%	.78%	.76%	.53%	.48%
Expenses net of all reductions	.63%	.78%	.76%	.53%	.46%
Net investment income (loss)	.57%B	.64%C	.28%	.56%	.62%
Supplemental Data
Net assets, end of period (in millions)	$272	$475	$699	$385	$342
Portfolio turnover rateJ	73%K	63%	40%	58%	87%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $.15 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.008 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Strategies and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$452,337
Gross unrealized depreciation	(41,087)
Net unrealized appreciation (depreciation)	$411,250
Tax Cost	$2,418,127

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,072
Undistributed long-term capital gain	$1,288
Net unrealized appreciation (depreciation) on securities and other investments	$411,250

The tax character of distributions paid was as follows:

	November 30, 2017	November 30, 2016
Ordinary Income	$14,605	$ 5,195

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,888,924 and $2,092,281, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to February 1, 2017, the individual fund fee rate was .35%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Strategies as compared to its benchmark index, the Russell Midcap Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Strategies. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Strategies	$4,430.19
Class K	158.05
	$4,588

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $45 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 2,028 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $77,806. The net realized gain of $13,916 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $713, including an amount less than five hundred dollars from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $37 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $2.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $22.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2017	Year ended November 30, 2016
From net investment income
Growth Strategies	$11,145	$3,237
Class K	2,397	1,958
Total	$13,542	$5,195
From net realized gain
Growth Strategies	$909	$–
Class K	154	–
Total	$1,063	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2017	Year ended November 30, 2016	Year ended November 30, 2017	Year ended November 30, 2016
Growth Strategies
Shares sold	8,324	6,979	$303,468	$228,892
Reinvestment of distributions	338	94	11,624	3,102
Shares redeemed	(10,158)	(20,401)	(373,570)	(674,632)
Net increase (decrease)	(1,496)	(13,328)	$(58,478)	$(442,638)
Class K
Shares sold	1,619	3,172	$59,764	$103,937
Reinvestment of distributions	74	59	2,551	1,958
Shares redeemed	(9,002)(a)	(9,765)	(327,236)(a)	(328,868)
Net increase (decrease)	(7,309)	(6,534)	$(264,921)	$(222,973)

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Strategies Fund (a fund of Fidelity Mt. Vernon Street Trust) as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Growth Strategies Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 16, 2018

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2017 to November 30, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period-B June 1, 2017 to November 30, 2017
Growth Strategies	.72%
Actual		$1,000.00	$1,091.70	$3.78
Hypothetical-C		$1,000.00	$1,021.46	$3.65
Class K	.56%
Actual		$1,000.00	$1,092.30	$2.94
Hypothetical-C		$1,000.00	$1,022.26	$2.84

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Growth Strategies Fund
Growth Strategies	12/27/17	12/26/17	$0.158	$0.019
Class K	12/27/17	12/26/17	$0.209	$0.019

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2017, $1,288,206, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Growth Strategies and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Growth Strategies and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in August 2013.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Growth Strategies Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Growth Strategies Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking. The Board also considered that, in January 2017, after the periods shown in the chart above, it had approved an amended and restated management contract for the fund (effective February 1, 2017) that lowered the fund's individual fund fee rate from 0.35% to 0.30%. The Board considered that the chart reflects the fund's lower management fee rate for 2016, as if the lower fee rate were in effect for that year.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

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Boston, MA 02210

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FEG-K-ANN-0118
1.863026.109

Fidelity® Growth Strategies K6 Fund Annual Report November 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® Growth Strategies K6 Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Period Ending Values
$10,950	Fidelity® Growth Strategies K6 Fund
$11,218	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 22.87% for the year ending November 30, 2017, rising steadily and closing the period at an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through period end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, info tech (+41%) led by a wide margin, surging amid strong earnings growth from several major index constituents. Utilities and financials each gained about 25%, the latter group riding an uptick in bond yields. Conversely, consumer discretionary (+20%) also rose solidly but lagged the broader market, as many brick-and-mortar retailers continued to suffer from increased online competition. Rising interest rates held back real estate (+16%), while consumer staples (+15%) and telecom (+1%) struggled due to investors’ general preference for risk assets. Lastly, sluggish oil prices pushed energy to a -4% return.

Comments from Portfolio Manager Jean Park:  From its inception on May 25, 2017, through November 30, 2017, the fund gained 9.50%, lagging the 12.18% return of the benchmark Russell Midcap® Growth Index. Versus the benchmark, stock selection was the main drag on performance, especially in industrials, information technology and consumer discretionary. In the latter, untimely ownership of car-parts retailers O’Reilly Automotive and AutoZone were notable relative detractors. Both stocks disappointed as sales dipped, and I sold both positions by period end. Another laggard was consumer credit-reporting agency Equifax. Data breaches announced in July and September sent shares of Equifax lower. However, the subsequent retirement of the company’s chief information officer and chief security officer, as well as the departure of the CEO, helped the stock recover somewhat in September, and I remained confident in Equifax’s longer-term prospects. On the positive side, a combination of stock picking and an underweighting in the materials sector aided performance versus the benchmark. My picks in consumer staples also helped. The fund’s biggest individual relative contribution stemmed from avoiding poor-performing drug company and index constituent Incyte. Overweighting media giant Scripps Networks Interactive also provided a solid boost.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Total System Services, Inc.	2.7	2.2
VeriSign, Inc.	2.5	2.1
Huntington Ingalls Industries, Inc.	2.4	2.1
Delphi Automotive PLC	2.3	0.0
Progressive Corp.	2.1	0.8
Wyndham Worldwide Corp.	2.1	2.1
Citizens Financial Group, Inc.	2.1	2.1
Citrix Systems, Inc.	2.0	2.0
Fiserv, Inc.	2.0	1.7
ON Semiconductor Corp.	1.9	0.0
	22.1

Top Five Market Sectors as of November 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.3	23.8
Health Care	16.0	16.6
Consumer Discretionary	14.8	22.4
Industrials	14.8	17.0
Financials	10.7	6.6

Asset Allocation (% of fund's net assets)

As of November 30, 2017*
Stocks	99.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments - 8.9%

As of May 31, 2017*
Stocks	98.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.4%

 * Foreign investments - 5.7%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments November 30, 2017

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 14.8%
Auto Components - 3.2%
Delphi Automotive PLC	18,000	$1,884,060
Visteon Corp.(a)	5,300	697,957
		2,582,017
Distributors - 0.9%
Pool Corp.	6,100	766,404
Diversified Consumer Services - 1.2%
Service Corp. International	25,400	938,530
Hotels, Restaurants & Leisure - 3.2%
Domino's Pizza, Inc.	3,000	558,480
Jack in the Box, Inc.	3,100	320,881
Wyndham Worldwide Corp.	15,000	1,685,850
		2,565,211
Media - 1.6%
Lions Gate Entertainment Corp. Class B	13,200	409,728
Live Nation Entertainment, Inc. (a)	16,500	748,770
Scripps Networks Interactive, Inc. Class A	2,200	180,048
		1,338,546
Multiline Retail - 1.7%
Dollar General Corp.	6,300	554,904
Dollar Tree, Inc. (a)	8,000	822,080
		1,376,984
Specialty Retail - 1.3%
Ross Stores, Inc.	13,600	1,034,008
Textiles, Apparel & Luxury Goods - 1.7%
Carter's, Inc.	5,100	552,432
Hanesbrands, Inc. (b)	20,600	430,334
VF Corp.	5,237	382,092
		1,364,858

TOTAL CONSUMER DISCRETIONARY		11,966,558

CONSUMER STAPLES - 4.6%
Beverages - 1.7%
Brown-Forman Corp. Class B (non-vtg.)	4,700	281,060
Dr. Pepper Snapple Group, Inc.	6,200	559,178
Monster Beverage Corp. (a)	8,300	520,161
		1,360,399
Food Products - 1.1%
The Hershey Co.	8,200	909,626
Personal Products - 1.5%
Estee Lauder Companies, Inc. Class A	5,600	699,048
Herbalife Ltd. (a)	7,400	519,036
		1,218,084
Tobacco - 0.3%
British American Tobacco PLC sponsored ADR	3,022	192,290

TOTAL CONSUMER STAPLES		3,680,399

ENERGY - 0.7%
Energy Equipment & Services - 0.2%
Baker Hughes, a GE Co. Class A	6,300	187,299
Oil, Gas & Consumable Fuels - 0.5%
Andeavor	3,600	379,692

TOTAL ENERGY		566,991

FINANCIALS - 10.7%
Banks - 3.0%
Citizens Financial Group, Inc.	40,600	1,652,420
Huntington Bancshares, Inc.	45,700	658,080
Investors Bancorp, Inc.	6,200	88,474
		2,398,974
Capital Markets - 4.4%
Ameriprise Financial, Inc.	7,000	1,142,610
MarketAxess Holdings, Inc.	1,900	371,013
Moody's Corp.	8,500	1,290,470
S&P Global, Inc.	4,500	744,660
		3,548,753
Insurance - 3.3%
Aon PLC	3,400	476,748
Arch Capital Group Ltd. (a)	5,085	481,499
Progressive Corp.	31,900	1,696,442
		2,654,689

TOTAL FINANCIALS		8,602,416

HEALTH CARE - 16.0%
Health Care Equipment & Supplies - 3.1%
Edwards Lifesciences Corp. (a)	7,400	867,280
Intuitive Surgical, Inc. (a)	1,200	479,736
ResMed, Inc.	13,700	1,169,980
		2,516,996
Health Care Providers & Services - 4.5%
AmerisourceBergen Corp.	4,800	407,136
HCA Holdings, Inc. (a)	5,900	501,500
Laboratory Corp. of America Holdings (a)	3,700	585,599
MEDNAX, Inc. (a)	6,800	338,572
Universal Health Services, Inc. Class B	3,100	335,885
Wellcare Health Plans, Inc. (a)	6,900	1,469,631
		3,638,323
Health Care Technology - 1.9%
Cerner Corp. (a)	21,600	1,526,904
Life Sciences Tools & Services - 5.4%
Charles River Laboratories International, Inc. (a)	9,100	948,220
Illumina, Inc. (a)	4,600	1,058,138
Mettler-Toledo International, Inc. (a)	1,900	1,195,499
Waters Corp. (a)	5,900	1,163,303
		4,365,160
Pharmaceuticals - 1.1%
Jazz Pharmaceuticals PLC (a)	3,400	475,116
Teva Pharmaceutical Industries Ltd. sponsored ADR (b)	24,200	358,644
		833,760

TOTAL HEALTH CARE		12,881,143

INDUSTRIALS - 14.8%
Aerospace & Defense - 3.4%
Huntington Ingalls Industries, Inc.	8,100	1,957,527
TransDigm Group, Inc.	2,800	794,612
		2,752,139
Airlines - 0.8%
Alaska Air Group, Inc.	9,100	629,447
Commercial Services & Supplies - 0.7%
KAR Auction Services, Inc.	10,600	533,922
Electrical Equipment - 1.6%
AMETEK, Inc.	7,800	566,982
Fortive Corp.	9,900	739,035
		1,306,017
Industrial Conglomerates - 1.8%
Roper Technologies, Inc.	5,500	1,469,655
Machinery - 3.5%
Cummins, Inc.	5,800	970,920
IDEX Corp.	6,700	908,319
Toro Co.	10,300	672,075
Wabtec Corp.	3,800	292,220
		2,843,534
Professional Services - 1.8%
Dun & Bradstreet Corp.	2,500	307,775
Equifax, Inc.	9,800	1,118,376
		1,426,151
Trading Companies & Distributors - 1.2%
United Rentals, Inc. (a)	5,900	940,932

TOTAL INDUSTRIALS		11,901,797

INFORMATION TECHNOLOGY - 32.3%
Communications Equipment - 1.4%
F5 Networks, Inc. (a)	8,300	1,113,860
Electronic Equipment & Components - 1.4%
Amphenol Corp. Class A	12,775	1,157,287
Internet Software & Services - 4.0%
Akamai Technologies, Inc. (a)	11,400	635,892
LogMeIn, Inc.	4,800	571,200
VeriSign, Inc. (a)(b)	17,500	2,014,250
		3,221,342
IT Services - 8.6%
Amdocs Ltd.	11,800	770,422
Fiserv, Inc. (a)	12,100	1,590,545
FleetCor Technologies, Inc. (a)	2,700	491,049
Genpact Ltd.	8,856	285,517
Global Payments, Inc.	8,100	814,536
Paychex, Inc.	11,100	747,141
Total System Services, Inc.	29,800	2,215,928
		6,915,138
Semiconductors & Semiconductor Equipment - 10.5%
Analog Devices, Inc.	15,800	1,360,538
Applied Materials, Inc.	7,500	395,775
Broadcom Ltd.	1,700	472,498
KLA-Tencor Corp.	12,700	1,298,448
Lam Research Corp.	5,100	980,883
Microchip Technology, Inc.	14,400	1,252,656
ON Semiconductor Corp. (a)	77,600	1,558,208
Skyworks Solutions, Inc.	10,600	1,110,244
		8,429,250
Software - 6.4%
Adobe Systems, Inc. (a)	2,800	508,116
Check Point Software Technologies Ltd. (a)	9,100	949,039
Citrix Systems, Inc. (a)	18,700	1,638,681
Electronic Arts, Inc. (a)	6,100	648,735
Intuit, Inc.	2,000	314,440
Take-Two Interactive Software, Inc. (a)	9,900	1,104,345
		5,163,356

TOTAL INFORMATION TECHNOLOGY		26,000,233

MATERIALS - 2.2%
Chemicals - 2.2%
CF Industries Holdings, Inc.	8,316	311,601
Eastman Chemical Co.	2,500	230,925
Sherwin-Williams Co.	1,000	399,420
The Scotts Miracle-Gro Co. Class A	4,800	474,720
Valvoline, Inc.	13,500	332,910
		1,749,576
REAL ESTATE - 2.9%
Equity Real Estate Investment Trusts (REITs) - 2.9%
CoreSite Realty Corp.	7,510	852,235
Equity Lifestyle Properties, Inc.	7,900	713,449
Extra Space Storage, Inc.	9,100	776,776
		2,342,460
TOTAL COMMON STOCKS
(Cost $73,705,014)		79,691,573

Money Market Funds - 3.8%
Fidelity Cash Central Fund, 1.13% (c)	669,866	670,000
Fidelity Securities Lending Cash Central Fund 1.13% (c)(d)	2,365,074	2,365,310
TOTAL MONEY MARKET FUNDS
(Cost $3,035,310)		3,035,310
TOTAL INVESTMENT IN SECURITIES - 102.8%
(Cost $76,740,324)		82,726,883
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(2,215,293)
NET ASSETS - 100%		$80,511,590

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,388
Fidelity Securities Lending Cash Central Fund	476
Total	$3,864

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2017
Assets
Investment in securities, at value (including securities loaned of $2,317,671) — See accompanying schedule: Unaffiliated issuers (cost $73,705,014)	$79,691,573
Fidelity Central Funds (cost $3,035,310)	3,035,310
Total Investment in Securities (cost $76,740,324)		$82,726,883
Receivable for investments sold		449,310
Receivable for fund shares sold		4,915
Dividends receivable		89,016
Distributions receivable from Fidelity Central Funds		1,156
Total assets		83,271,280
Liabilities
Payable for investments purchased	$359,530
Payable for fund shares redeemed	5,841
Accrued management fee	28,994
Collateral on securities loaned	2,365,325
Total liabilities		2,759,690
Net Assets		$80,511,590
Net Assets consist of:
Paid in capital		$74,856,415
Undistributed net investment income		197,572
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(528,956)
Net unrealized appreciation (depreciation) on investments		5,986,559
Net Assets, for 7,353,227 shares outstanding		$80,511,590
Net Asset Value, offering price and redemption price per share ($80,511,590 ÷ 7,353,227 shares)		$10.95

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period May 25, 2017 (commencement of operations) to November 30, 2017
Investment Income
Dividends		$294,619
Income from Fidelity Central Funds		3,864
Total income		298,483
Expenses
Management fee	$106,091
Independent trustees' fees and expenses	58
Total expenses before reductions	106,149
Expense reductions	(111)	106,038
Net investment income (loss)		192,445
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(523,810)
Fidelity Central Funds	(15)
Foreign currency transactions	(4)
Total net realized gain (loss)		(523,829)
Change in net unrealized appreciation (depreciation) on investment securities		5,986,559
Net gain (loss)		5,462,730
Net increase (decrease) in net assets resulting from operations		$5,655,175

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period May 25, 2017 (commencement of operations) to November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$192,445
Net realized gain (loss)	(523,829)
Change in net unrealized appreciation (depreciation)	5,986,559
Net increase (decrease) in net assets resulting from operations	5,655,175
Share transactions
Proceeds from sales of shares	81,896,163
Cost of shares redeemed	(7,039,748)
Net increase (decrease) in net assets resulting from share transactions	74,856,415
Total increase (decrease) in net assets	80,511,590
Net Assets
Beginning of period	–
End of period	$80,511,590
Other Information
Undistributed net investment income end of period	$197,572
Shares
Sold	8,041,900
Redeemed	(688,673)
Net increase (decrease)	7,353,227

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Strategies K6 Fund

Years ended November 30,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.04
Net realized and unrealized gain (loss)	.91
Total from investment operations	.95
Net asset value, end of period	$10.95
Total ReturnC,D	9.50%
Ratios to Average Net AssetsE,F
Expenses before reductions	.45%G
Expenses net of fee waivers, if any	.45%G
Expenses net of all reductions	.45%G
Net investment income (loss)	.81%G
Supplemental Data
Net assets, end of period (000 omitted)	$80,512
Portfolio turnover rateH	56%G,I

 A For the period May 25, 2017 (commencement of operations) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2017

1. Organization.

Fidelity Growth Strategies K6 Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

The book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,979,258
Gross unrealized depreciation	(997,198)
Net unrealized appreciation (depreciation)	$5,982,060
Tax Cost	$76,744,823

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$197,572
Capital loss carryforward	$(524,457)
Net unrealized appreciation (depreciation) on securities and other investments	$5,982,060

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(524,457)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $14,415,060 and $17,241,521, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $350 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Exchanges In-Kind. During the period, an affiliated entity completed an exchange in-kind with the Fund. The affiliated entity delivered investments and cash valued at $77,806,295 in exchange for 7,648,188 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $476. During the period, there were no securities loaned to FCM.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $104 for the period. In addition, through arrangements with the Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $7.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Strategies K6 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Strategies K6 Fund (a fund of Fidelity Mt. Vernon Street Trust) as of November 30, 2017, and the results of its operations, the changes in its net assets, and the financial highlights for the period May 25, 2017 (commencement of operations) through November 30, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Growth Strategies K6 Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 18, 2018

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2017 to November 30, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period-B June 1, 2017 to November 30, 2017
Actual	.45%	$1,000.00	$1,090.60	$2.36
Hypothetical-C		$1,000.00	$1,022.81	$2.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

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FEGK6-ANN-0118
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Fidelity® New Millennium Fund® Annual Report November 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® New Millennium Fund®	20.69%	14.49%	8.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Millennium Fund® on November 30, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,961	Fidelity® New Millennium Fund®
$22,199	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 22.87% for the year ending November 30, 2017, rising steadily and closing the period at an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through period end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, info tech (+41%) led by a wide margin, surging amid strong earnings growth from several major index constituents. Utilities and financials each gained about 25%, the latter group riding an uptick in bond yields. Conversely, consumer discretionary (+20%) also rose solidly but lagged the broader market, as many brick-and-mortar retailers continued to suffer from increased online competition. Rising interest rates held back real estate (+16%), while consumer staples (+15%) and telecom (+1%) struggled due to investors’ general preference for risk assets. Lastly, sluggish oil prices pushed energy to a -4% return.

Comments from Portfolio Manager John Roth:  For the fiscal year, the fund gained 20.69%, underperforming the benchmark S&P 500® index. Versus the benchmark, underexposure to Apple detracted more than any other individual position the past year. We sold the fund's stake in Apple during the period; however, Apple shares rallied, driven by better-than-expected sales for iPhone® devices. In late October, the stock gained on speculation of booming demand for Apple’s new luxury smartphone, the iPhone X, which was released in early November. KeyW Holding, a supplier of engineering and tech solutions to national security and intelligence organizations, also detracted. Our out-of-benchmark stake in KeyW returned about -56%, hurt by disappointing quarterly financial results as some of its contracts were delayed. A cash position of about 4%, on average, also dented relative performance in a strong market. Conversely, picks in consumer discretionary and health care helped the most from a sector perspective. Among individual contributors, not owning multinational industrial conglomerate General Electric (GE) and energy stalwart Exxon Mobil, two large index components that underperformed, added the most value. Lastly, our foreign investments contributed overall, aided in part by a weaker U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp.	3.2	2.9
Qualcomm, Inc.	2.4	0.0
UnitedHealth Group, Inc.	2.1	1.7
Eurofins Scientific SA	2.1	2.2
ARAMARK Holdings Corp.	2.0	1.3
Cisco Systems, Inc.	2.0	1.8
The Williams Companies, Inc.	2.0	2.0
Wal-Mart Stores, Inc.	1.9	0.0
Chevron Corp.	1.9	1.7
ConocoPhillips Co.	1.5	1.4
	21.1

Top Five Market Sectors as of November 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.0	18.2
Information Technology	14.9	17.9
Consumer Discretionary	13.5	10.8
Health Care	13.4	12.9
Energy	12.9	11.8

Asset Allocation (% of fund's net assets)

As of November 30, 2017*
Stocks	96.5%
Bonds	0.1%
Convertible Securities	0.4%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	2.8%

 * Foreign investments - 17.6%

As of May 31, 2017*
Stocks	93.4%
Bonds	0.2%
Convertible Securities	0.2%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	6.0%

 * Foreign investments - 16.0%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments November 30, 2017

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.5%
Auto Components - 0.5%
Magna International, Inc. Class A (sub. vtg.)	280,900	$15,757
Automobiles - 1.3%
Fiat Chrysler Automobiles NV	1,933,300	33,059
Tesla, Inc. (a)	29,900	9,235
		42,294
Distributors - 0.4%
Pool Corp.	119,500	15,014
Hotels, Restaurants & Leisure - 3.2%
ARAMARK Holdings Corp.	1,571,300	66,937
Drive Shack, Inc.	923,300	5,706
Noodles & Co. (a)(b)	143,438	724
U.S. Foods Holding Corp. (a)	732,600	21,333
Whitbread PLC	227,498	10,978
		105,678
Household Durables - 2.1%
D.R. Horton, Inc.	550,700	28,086
NVR, Inc. (a)	5,100	17,723
Toll Brothers, Inc.	474,813	23,897
		69,706
Internet & Direct Marketing Retail - 0.6%
Priceline Group, Inc. (a)	11,700	20,355
Media - 0.3%
WME Entertainment Parent, LLC Class A (a)(c)(d)(e)	3,633,768	9,084
Multiline Retail - 0.5%
Dollar General Corp.	207,500	18,277
Specialty Retail - 2.3%
AutoZone, Inc. (a)	31,700	21,770
Citi Trends, Inc.	74,890	1,931
Tiffany & Co., Inc.	330,000	31,185
TJX Companies, Inc.	265,000	20,021
		74,907
Textiles, Apparel & Luxury Goods - 1.3%
Brunello Cucinelli SpA	822,600	26,044
Hermes International SCA	22,100	11,649
Under Armour, Inc. Class A (sub. vtg.) (a)(b)	274,100	3,643
		41,336

TOTAL CONSUMER DISCRETIONARY		412,408

CONSUMER STAPLES - 6.0%
Beverages - 0.9%
Fever-Tree Drinks PLC	321,258	8,472
Molson Coors Brewing Co. Class B	278,000	21,712
		30,184
Food & Staples Retailing - 3.9%
Costco Wholesale Corp.	155,900	28,753
CVS Health Corp.	260,000	19,916
Kroger Co.	628,400	16,250
Wal-Mart Stores, Inc.	646,600	62,869
		127,788
Food Products - 0.9%
Amira Nature Foods Ltd. (a)(b)	1,082,352	4,708
Amplify Snack Brands, Inc. (a)(b)	826,476	4,794
Associated British Foods PLC	311,700	12,427
Greencore Group PLC	2,384,461	6,775
		28,704
Personal Products - 0.3%
Coty, Inc. Class A	669,500	11,535

TOTAL CONSUMER STAPLES		198,211

ENERGY - 12.6%
Energy Equipment & Services - 1.9%
Borr Drilling Ltd.	4,401,703	19,576
Oceaneering International, Inc.	588,652	11,502
Odfjell Drilling A/S (a)	5,127,100	22,124
TechnipFMC PLC	325,600	9,325
		62,527
Oil, Gas & Consumable Fuels - 10.7%
Anadarko Petroleum Corp.	540,400	25,988
Cabot Oil & Gas Corp.	711,100	20,586
Cheniere Energy, Inc. (a)	160,300	7,746
Chevron Corp.	517,000	61,518
Cimarex Energy Co.	126,300	14,665
ConocoPhillips Co.	990,400	50,392
Denbury Resources, Inc. (a)(b)	2,486,300	4,351
Diamondback Energy, Inc. (a)	215,500	23,556
Energy Transfer Equity LP	416,500	6,747
GasLog Ltd. (b)	377,541	6,796
Golar LNG Ltd. (b)	717,100	17,720
Legacy Reserves LP (a)(f)	5,606,520	8,690
Southwestern Energy Co. (a)	510,600	3,247
The Williams Companies, Inc.	2,251,900	65,418
Whiting Petroleum Corp. (a)	119,925	2,992
Williams Partners LP	843,900	30,971
		351,383

TOTAL ENERGY		413,910

FINANCIALS - 18.0%
Banks - 7.5%
Bank of America Corp.	3,737,200	105,275
First Republic Bank	206,200	19,700
Metro Bank PLC (a)(b)	243,010	11,351
PNC Financial Services Group, Inc.	288,600	40,566
Republic First Bancorp, Inc. (a)(b)	933,900	8,825
SunTrust Banks, Inc.	424,112	26,138
U.S. Bancorp	621,000	34,248
		246,103
Capital Markets - 1.0%
KKR & Co. LP	1,235,604	24,613
The NASDAQ OMX Group, Inc.	123,500	9,776
		34,389
Diversified Financial Services - 0.1%
New Academy Holding Co. LLC unit (a)(d)(e)(g)	66,000	2,059
Insurance - 7.0%
AIA Group Ltd.	2,385,200	19,332
American International Group, Inc.	705,000	42,272
Arch Capital Group Ltd. (a)	308,200	29,183
Chubb Ltd.	309,709	47,110
First American Financial Corp.	298,000	16,566
FNF Group	657,300	26,594
MetLife, Inc.	617,000	33,121
The Travelers Companies, Inc.	105,400	14,289
		228,467
Mortgage Real Estate Investment Trusts - 0.1%
KKR Real Estate Finance Trust, Inc.	172,700	3,540
Thrifts & Mortgage Finance - 2.3%
Housing Development Finance Corp. Ltd.	425,968	11,068
MGIC Investment Corp. (a)	1,967,300	28,762
Radian Group, Inc.	1,774,923	36,368
		76,198

TOTAL FINANCIALS		590,756

HEALTH CARE - 13.3%
Health Care Equipment & Supplies - 4.1%
Becton, Dickinson & Co.	117,000	26,701
Boston Scientific Corp. (a)	1,857,500	48,815
Danaher Corp.	182,200	17,192
DexCom, Inc. (a)	217,400	12,703
Integra LifeSciences Holdings Corp. (a)	197,000	9,578
Intuitive Surgical, Inc. (a)	28,800	11,514
Sartorius Stedim Biotech	102,900	7,361
		133,864
Health Care Providers & Services - 3.9%
Amplifon SpA	1,041,550	16,277
National Vision Holdings, Inc.	334,800	10,911
Premier, Inc. (a)	239,400	6,947
Teladoc, Inc. (a)(b)	191,300	7,097
UnitedHealth Group, Inc.	301,900	68,885
Universal Health Services, Inc. Class B	154,000	16,686
		126,803
Health Care Technology - 1.0%
Cerner Corp. (a)	231,200	16,344
HealthStream, Inc. (a)	212,710	5,058
Medidata Solutions, Inc. (a)	165,500	11,029
		32,431
Life Sciences Tools & Services - 3.0%
Agilent Technologies, Inc.	377,200	26,117
Bruker Corp.	126,653	4,456
Eurofins Scientific SA	113,696	68,841
		99,414
Pharmaceuticals - 1.3%
Catalent, Inc. (a)	248,493	9,888
GlaxoSmithKline PLC	1,184,600	20,496
Prestige Brands Holdings, Inc. (a)	300,000	13,560
		43,944

TOTAL HEALTH CARE		436,456

INDUSTRIALS - 10.0%
Aerospace & Defense - 3.9%
General Dynamics Corp.	239,300	49,573
KEYW Holding Corp. (a)(b)	1,870,437	10,269
Kratos Defense & Security Solutions, Inc. (a)	259,700	2,709
Northrop Grumman Corp.	142,700	43,866
Space Exploration Technologies Corp.:
Class A (a)(d)(e)	58,589	7,910
Class C (d)(e)	818	110
Teledyne Technologies, Inc. (a)	75,700	14,098
		128,535
Air Freight & Logistics - 1.0%
C.H. Robinson Worldwide, Inc. (b)	244,600	21,195
Hub Group, Inc. Class A (a)	207,916	9,938
		31,133
Commercial Services & Supplies - 1.0%
KAR Auction Services, Inc.	283,900	14,300
Stericycle, Inc. (a)	125,800	8,342
U.S. Ecology, Inc.	193,056	9,933
		32,575
Electrical Equipment - 0.4%
Melrose Industries PLC	4,653,496	12,580
Machinery - 1.5%
Aumann AG (h)	223,600	18,382
Flowserve Corp.	158,200	6,736
Pentair PLC	160,200	11,400
Rational AG	21,300	13,934
		50,452
Marine - 0.2%
Goodbulk Ltd.	447,903	5,115
Hapag-Lloyd AG (a)(b)(h)	50,993	1,910
		7,025
Road & Rail - 0.4%
Genesee & Wyoming, Inc. Class A (a)	164,900	12,997
Trading Companies & Distributors - 1.6%
Bunzl PLC	455,200	13,020
Rush Enterprises, Inc. Class A (a)	241,500	11,763
United Rentals, Inc. (a)	178,400	28,451
		53,234

TOTAL INDUSTRIALS		328,531

INFORMATION TECHNOLOGY - 14.9%
Communications Equipment - 2.0%
Cisco Systems, Inc.	1,773,300	66,144
Electronic Equipment & Components - 1.6%
Amphenol Corp. Class A	280,182	25,382
CDW Corp.	182,000	12,742
Keysight Technologies, Inc. (a)	290,000	12,615
		50,739
Internet Software & Services - 1.4%
Akamai Technologies, Inc. (a)	357,400	19,936
GoDaddy, Inc. (a)	380,400	18,506
LogMeIn, Inc.	72,423	8,618
		47,060
IT Services - 4.8%
First Data Corp. Class A (a)	2,439,762	40,134
FleetCor Technologies, Inc. (a)	53,900	9,803
Leidos Holdings, Inc.	340,800	21,665
PayPal Holdings, Inc. (a)	499,500	37,827
Science Applications International Corp.	123,900	9,193
Visa, Inc. Class A	356,100	40,093
		158,715
Semiconductors & Semiconductor Equipment - 2.9%
KLA-Tencor Corp.	86,700	8,864
Maxim Integrated Products, Inc.	140,200	7,337
Qualcomm, Inc.	1,201,600	79,714
		95,915
Software - 2.2%
ANSYS, Inc. (a)	118,500	17,561
Aspen Technology, Inc. (a)	379,600	25,403
Black Knight, Inc. (a)	201,549	9,050
Citrix Systems, Inc. (a)	207,300	18,166
Trion World, Inc. (a)(d)(e)	1,062,359	0
Trion World, Inc. warrants 10/3/18 (a)(d)(e)	42,310	0
		70,180

TOTAL INFORMATION TECHNOLOGY		488,753

MATERIALS - 1.7%
Chemicals - 0.3%
Potash Corp. of Saskatchewan, Inc.	514,800	10,103
Construction Materials - 0.1%
Forterra, Inc. (a)(b)	407,800	4,013
Metals & Mining - 1.3%
Franco-Nevada Corp.	143,800	11,716
Freeport-McMoRan, Inc. (a)	838,200	11,668
Newcrest Mining Ltd.	541,982	9,556
Novagold Resources, Inc. (a)	2,591,580	10,044
		42,984

TOTAL MATERIALS		57,100

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 0.9%
Cousins Properties, Inc.	901,553	8,087
Healthcare Trust of America, Inc.	274,800	8,406
Spirit Realty Capital, Inc.	985,100	8,413
VEREIT, Inc.	471,400	3,677
		28,583
Real Estate Management & Development - 0.3%
Realogy Holdings Corp.	414,300	11,563

TOTAL REAL ESTATE		40,146

TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
Verizon Communications, Inc.	794,000	40,407
UTILITIES - 4.4%
Electric Utilities - 4.4%
Alliant Energy Corp.	409,800	18,486
Duke Energy Corp.	295,300	26,335
Exelon Corp.	454,100	18,941
IDACORP, Inc.	260,800	25,770
OGE Energy Corp.	265,200	9,484
Southern Co.	320,100	16,389
Xcel Energy, Inc.	557,200	28,757
		144,162
TOTAL COMMON STOCKS
(Cost $2,407,977)		3,150,840

Preferred Stocks - 1.1%
Convertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.4%
Diversified Consumer Services - 0.2%
Lyft, Inc. Series H (d)(e)	143,083	5,687
Leisure Products - 0.2%
Peloton Interactive, Inc. Series E (d)(e)	230,821	5,339
TOTAL CONSUMER DISCRETIONARY		11,026
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series H (d)(e)	7,570	1,022

TOTAL CONVERTIBLE PREFERRED STOCKS		12,048

Nonconvertible Preferred Stocks - 0.7%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
Porsche Automobil Holding SE (Germany)	222,673	18,632
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Sartorius AG (non-vtg.)	39,029	3,740

TOTAL NONCONVERTIBLE PREFERRED STOCKS		22,372

TOTAL PREFERRED STOCKS
(Cost $27,465)		34,420
	Principal Amount (000s)	Value (000s)

Corporate Bonds - 0.1%
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World, Inc. 10% 10/10/19 pay-in-kind (d)(e)(i)	451	178
Nonconvertible Bonds - 0.1%
ENERGY - 0.1%
Energy Equipment & Services - 0.1%
Pacific Drilling V Ltd. 7.25% 12/1/17 (h)	9,250	4,255
TOTAL CORPORATE BONDS
(Cost $9,610)		4,433
	Shares	Value (000s)

Other - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Utica Shale Drilling Program (non-operating revenue interest) (c)(d)(e)
(Cost $8,368)	8,367,654	6,443

Money Market Funds - 4.0%
Fidelity Cash Central Fund, 1.13% (j)	78,437,008	78,453
Fidelity Securities Lending Cash Central Fund 1.13% (j)(k)	51,574,754	51,580
TOTAL MONEY MARKET FUNDS
(Cost $130,030)		130,033
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $2,583,450)		3,326,169
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(38,196)
NET ASSETS - 100%		$3,287,973

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $37,832,000 or 1.2% of net assets.

 (e) Level 3 security

 (f) Affiliated company

 (g) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $24,547,000 or 0.7% of net assets.

 (i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Lyft, Inc. Series H	11/22/17	$5,687
New Academy Holding Co. LLC unit	8/1/11	$6,956
Peloton Interactive, Inc. Series E	3/31/17	$5,000
Space Exploration Technologies Corp. Class A	4/8/16 - 9/11/17	$5,981
Space Exploration Technologies Corp. Class C	9/11/17	$110
Space Exploration Technologies Corp. Series H	8/4/17	$1,022
Trion World, Inc.	8/22/08 - 3/20/13	$5,798
Trion World, Inc. warrants 10/3/18	10/10/13	$0
Trion World, Inc. 10% 10/10/19 pay-in-kind	10/10/13 - 10/10/17	$450
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$8,368
WME Entertainment Parent, LLC Class A	8/16/16	$7,349

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$998
Fidelity Securities Lending Cash Central Fund	1,064
Total	$2,062

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Legacy Reserves LP	$1,485	$6,749	$--	$--	$--	$456	$8,690
Total	$1,485	$6,749	$--	$--	$--	$456	$8,690

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$442,066	$421,956	$--	$20,110
Consumer Staples	198,211	198,211	--	--
Energy	413,910	413,910	--	--
Financials	590,756	588,697	--	2,059
Health Care	440,196	419,700	20,496	--
Industrials	329,553	320,511	--	9,042
Information Technology	488,753	488,753	--	--
Materials	57,100	57,100	--	--
Real Estate	40,146	40,146	--	--
Telecommunication Services	40,407	40,407	--	--
Utilities	144,162	144,162	--	--
Corporate Bonds	4,433	--	4,255	178
Other	6,443	--	--	6,443
Money Market Funds	130,033	130,033	--	--
Total Investments in Securities:	$3,326,169	$3,263,586	$24,751	$37,832

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$25,444
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(4,280)
Cost of Purchases	16,695
Proceeds of Sales	(27)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$37,832
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2017	$(4,280)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.4%
United Kingdom	3.0%
Bermuda	2.3%
Luxembourg	2.1%
Germany	1.8%
Canada	1.5%
Switzerland	1.4%
Italy	1.3%
Netherlands	1.0%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		November 30, 2017
Assets
Investment in securities, at value (including securities loaned of $48,942) — See accompanying schedule: Unaffiliated issuers (cost $2,437,836)	$3,187,446
Fidelity Central Funds (cost $130,030)	130,033
Other affiliated issuers (cost $15,584)	8,690
Total Investment in Securities (cost $2,583,450)		$3,326,169
Restricted cash		86
Receivable for investments sold		12,826
Receivable for fund shares sold		549
Dividends receivable		4,773
Interest receivable		306
Distributions receivable from Fidelity Central Funds		160
Prepaid expenses		6
Other receivables		29
Total assets		3,344,904
Liabilities
Payable for investments purchased	$1,698
Payable for fund shares redeemed	1,930
Accrued management fee	1,183
Other affiliated payables	472
Other payables and accrued expenses	78
Collateral on securities loaned	51,570
Total liabilities		56,931
Net Assets		$3,287,973
Net Assets consist of:
Paid in capital		$2,288,755
Undistributed net investment income		15,017
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		241,464
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		742,737
Net Assets, for 76,997 shares outstanding		$3,287,973
Net Asset Value, offering price and redemption price per share ($3,287,973 ÷ 76,997 shares)		$42.70

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2017
Investment Income
Dividends		$43,963
Interest		2,129
Income from Fidelity Central Funds		2,062
Total income		48,154
Expenses
Management fee
Basic fee	$17,561
Performance adjustment	(6,220)
Transfer agent fees	4,723
Accounting and security lending fees	943
Custodian fees and expenses	69
Independent trustees' fees and expenses	12
Registration fees	54
Audit	97
Legal	11
Miscellaneous	26
Total expenses before reductions	17,276
Expense reductions	(155)	17,121
Net investment income (loss)		31,033
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	246,806
Fidelity Central Funds	(3)
Foreign currency transactions	(24)
Total net realized gain (loss)		246,779
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	319,508
Fidelity Central Funds	(12)
Other affiliated issuers	456
Assets and liabilities in foreign currencies	21
Total change in net unrealized appreciation (depreciation)		319,973
Net gain (loss)		566,752
Net increase (decrease) in net assets resulting from operations		$597,785

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2017	Year ended November 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$31,033	$37,107
Net realized gain (loss)	246,779	153,907
Change in net unrealized appreciation (depreciation)	319,973	36,889
Net increase (decrease) in net assets resulting from operations	597,785	227,903
Distributions to shareholders from net investment income	(34,461)	(29,142)
Distributions to shareholders from net realized gain	(147,147)	(323,806)
Total distributions	(181,608)	(352,948)
Share transactions
Proceeds from sales of shares	217,367	164,269
Reinvestment of distributions	173,679	337,203
Cost of shares redeemed	(563,945)	(644,660)
Net increase (decrease) in net assets resulting from share transactions	(172,899)	(143,188)
Total increase (decrease) in net assets	243,278	(268,233)
Net Assets
Beginning of period	3,044,695	3,312,928
End of period	$3,287,973	$3,044,695
Other Information
Undistributed net investment income end of period	$15,017	$30,997
Shares
Sold	5,693	4,743
Issued in reinvestment of distributions	4,765	10,236
Redeemed	(14,529)	(18,882)
Net increase (decrease)	(4,071)	(3,903)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity New Millennium Fund

Years ended November 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$37.56	$38.99	$42.10	$40.16	$32.83
Income from Investment Operations
Net investment income (loss)A	.38	.43	.39	.38B	.23
Net realized and unrealized gain (loss)	7.01	2.31	(.46)	3.89	10.14
Total from investment operations	7.39	2.74	(.07)	4.27	10.37
Distributions from net investment income	(.43)	(.35)	(.28)	(.19)	(.37)
Distributions from net realized gain	(1.82)	(3.82)	(2.76)	(2.13)	(2.67)
Total distributions	(2.25)	(4.17)	(3.04)	(2.33)C	(3.04)
Net asset value, end of period	$42.70	$37.56	$38.99	$42.10	$40.16
Total ReturnD	20.69%	8.57%	.08%	11.31%	34.78%
Ratios to Average Net AssetsE,F
Expenses before reductions	.54%	.57%	.72%	.82%	.88%
Expenses net of fee waivers, if any	.54%	.57%	.72%	.82%	.88%
Expenses net of all reductions	.54%	.57%	.71%	.81%	.87%
Net investment income (loss)	.98%	1.25%	1.00%	.92%B	.65%
Supplemental Data
Net assets, end of period (in millions)	$3,288	$3,045	$3,313	$4,282	$2,826
Portfolio turnover rateG	31%	44%	57%	44%	49%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

 C Total distributions of $2.33 per share is comprised of distributions from net investment income of $.192 and distributions from net realized gain of $2.133 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity New Millennium Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Corporate Bonds	$ 178	Recovery value	Recovery value	39.5%	Increase
Equities	$31,211	Recovery value	Recovery value	0.0%	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA	5.9	Increase
			Enterprise value/Gross profit (EV/GP)	5.0	Increase
			Discount rate	14.1%	Decrease
			Discount for lack of marketability	10.0% - 15.0% / 13.6%	Decrease
			Premium rate	10.0%	Increase
		Market approach	Transaction price	$2.50 - $135.00 / $61.71	Increase
Other	$ 6,443	Market approach	Transaction price	$100.00	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2017, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$926,571
Gross unrealized depreciation	(173,205)
Net unrealized appreciation (depreciation)	$753,366
Tax Cost	$2,572,803

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$57,701
Undistributed long-term capital gain	$200,227
Net unrealized appreciation (depreciation) on securities and other investments	$741,292

The tax character of distributions paid was as follows:

	November 30, 2017	November 30, 2016
Ordinary Income	$35,432	$ 29,142
Long-term Capital Gains	146,176	323,806
Total	$181,608	$ 352,948

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $15,613 in these Subsidiaries, representing .47% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $952,878 and $1,264,464, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to February 1, 2017, the individual fund fee rate was .35%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .36% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $26 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $6,406. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,064, including $54 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $127 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $28.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity New Millennium Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Millennium Fund (a fund of Fidelity Mt. Vernon Street Trust) as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity New Millennium Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 18, 2018

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2017 to November 30, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period-B June 1, 2017 to November 30, 2017
Actual	.55%	$1,000.00	$1,114.90	$2.92
Hypothetical-C		$1,000.00	$1,022.31	$2.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity New Millennium Fund voted to pay on December 27, 2017, to shareholders of record at the opening of business on December 26, 2017, a distribution of $3.118 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.357 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2017, $200,227,326, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 97% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed in during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity New Millennium Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity New Millennium Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity New Millennium Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking. The Board also considered that, in January 2017, after the periods shown in the chart above, it had approved an amended and restated management contract for the fund (effective February 1, 2017) that lowered the fund's individual fund fee rate from 0.35% to 0.30%. The Board considered that the chart reflects the fund's lower management fee rate for 2016, as if the lower fee rate were in effect for that year.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Series Growth Company Fund Annual Report November 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2017	Past 1 year	Life of fundA
Fidelity® Series Growth Company Fund	38.10%	16.85%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Growth Company Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$18,833	Fidelity® Series Growth Company Fund
$17,448	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 22.87% for the year ending November 30, 2017, rising steadily and closing the period at an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through period end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, info tech (+41%) led by a wide margin, surging amid strong earnings growth from several major index constituents. Utilities and financials each gained about 25%, the latter group riding an uptick in bond yields. Conversely, consumer discretionary (+20%) also rose solidly but lagged the broader market, as many brick-and-mortar retailers continued to suffer from increased online competition. Rising interest rates held back real estate (+16%), while consumer staples (+15%) and telecom (+1%) struggled due to investors’ general preference for risk assets. Lastly, sluggish oil prices pushed energy to a -4% return.

Comments from Portfolio Manager Steven Wymer:  For the fiscal year, the fund gained 38.10%, handily outpacing the 30.25% return of the benchmark Russell 3000® Growth Index. Outperformance of the benchmark was driven largely by favorable stock selection in information technology – which led the market the past 12 months amid investors’ increasing appetite for higher-growth investments – and consumer discretionary. A sizable overweighting in chipmaker Nvidia was by far the fund’s largest individual relative contributor this period. Among other positives, the firm continued to bring on new processors with improved performance and expanded capabilities in applications related to artificial intelligence and machine learning. While industry positioning within health care dampened our relative result, good stock picks more than compensated, including two names from the pharmaceuticals, biotechnology & life sciences industry: Alnylam Pharmaceuticals and Bluebird Bio. Aside from market selection in health care, an overweighting in energy proved the only other notable drag on a sector basis. Among individual stocks, pharma firm Alkermes was the fund's largest relative detractor. Shares declined as the company awaited feedback on a key drug candidate from the U.S. Food and Drug Administration.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
NVIDIA Corp.	7.1	7.8
Apple, Inc.	5.1	5.7
Amazon.com, Inc.	4.8	4.8
Alphabet, Inc. Class A	3.6	3.9
Facebook, Inc. Class A	3.3	3.2
Salesforce.com, Inc.	2.9	3.0
adidas AG	2.4	2.7
Microsoft Corp.	2.3	2.1
Alphabet, Inc. Class C	1.9	2.1
Alnylam Pharmaceuticals, Inc.	1.6	0.8
	35.0

Top Five Market Sectors as of November 30, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	42.6	43.0
Consumer Discretionary	20.5	21.6
Health Care	18.5	16.6
Industrials	6.2	6.5
Consumer Staples	5.1	5.9

Asset Allocation (% of fund's net assets)

As of November 30, 2017*
Stocks	97.8%
Convertible Securities	1.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 11.5%

As of May 31, 2017*
Stocks	98.3%
Convertible Securities	1.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 11.7%

Investments November 30, 2017

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
CONSUMER DISCRETIONARY - 20.3%
Auto Components - 0.0%
Delphi Automotive PLC	12,400	$1,297,908
Automobiles - 1.3%
Tesla, Inc. (a)(b)	480,100	148,278,885
Hotels, Restaurants & Leisure - 2.2%
China Lodging Group Ltd. ADR	103,800	11,076,498
Chipotle Mexican Grill, Inc. (a)	29,800	9,070,822
Del Taco Restaurants, Inc. (a)	207,800	2,551,784
Domino's Pizza, Inc.	40,198	7,483,260
Dunkin' Brands Group, Inc.	64,200	3,832,740
Hyatt Hotels Corp. Class A (a)	43,500	3,147,660
Las Vegas Sands Corp.	246,200	17,059,198
Marriott International, Inc. Class A	41,000	5,207,000
McDonald's Corp.	384,500	66,122,465
Papa John's International, Inc.	160,300	9,371,138
Royal Caribbean Cruises Ltd.	6,500	805,220
Sea Ltd. ADR (b)	189,200	2,194,720
Shake Shack, Inc. Class A (a)(b)	175,600	7,217,160
Starbucks Corp.	1,082,500	62,590,150
U.S. Foods Holding Corp. (a)	138,600	4,036,032
Wingstop, Inc.	13,600	532,984
Yum China Holdings, Inc.	526,100	21,480,663
Yum! Brands, Inc.	298,900	24,949,183
		258,728,677
Household Durables - 0.1%
Roku, Inc.:
Class A (b)	189,899	8,336,566
Class B	148,375	5,862,296
Sony Corp. sponsored ADR	35,000	1,638,000
		15,836,862
Internet & Direct Marketing Retail - 7.7%
Amazon.com, Inc. (a)	473,399	557,072,273
Blue Apron Holdings, Inc.:
Class A (b)	302,600	904,774
Class B	515,684	1,464,800
Class B	128,920	385,471
Boohoo.Com PLC (a)	223,100	550,640
Ctrip.com International Ltd. ADR (a)	351,000	16,174,080
Expedia, Inc.	190,100	23,287,250
Groupon, Inc. (a)	2,475,200	13,960,128
JD.com, Inc. sponsored ADR (a)	1,497,800	56,092,610
Netflix, Inc. (a)	573,900	107,652,162
Priceline Group, Inc. (a)	30,900	53,757,039
The Honest Co., Inc. (a)(c)(d)	9,496	175,338
TripAdvisor, Inc. (a)	27,200	941,664
Vipshop Holdings Ltd. ADR (a)	411,400	3,385,822
Wayfair LLC Class A (a)(b)	943,801	66,056,632
		901,860,683
Leisure Products - 0.1%
Callaway Golf Co.	538,000	7,806,380
Media - 1.3%
Comcast Corp. Class A	2,540,000	95,351,600
Liberty Media Corp. Liberty Formula One Group Series C (a)	141,300	5,143,320
Lions Gate Entertainment Corp.:
Class A (a)	31,800	1,040,178
Class B	24,300	754,272
The Walt Disney Co.	434,700	45,565,254
Turn, Inc. (Escrow) (d)	205,882	137,406
		147,992,030
Multiline Retail - 0.3%
Dollar General Corp.	48,900	4,307,112
Dollar Tree, Inc. (a)	239,900	24,652,124
Target Corp.	28,000	1,677,200
		30,636,436
Specialty Retail - 1.4%
CarMax, Inc. (a)	39,648	2,732,144
DavidsTea, Inc. (a)	42,500	173,188
Home Depot, Inc.	569,000	102,317,580
L Brands, Inc.	37,900	2,125,053
Lowe's Companies, Inc.	134,900	11,246,613
RH (a)	344,144	34,892,760
TJX Companies, Inc.	91,600	6,920,380
		160,407,718
Textiles, Apparel & Luxury Goods - 5.9%
adidas AG	1,371,436	285,988,018
Kering SA	150,700	66,860,419
lululemon athletica, Inc. (a)	2,371,083	158,767,718
LVMH Moet Hennessy - Louis Vuitton SA (b)	49,897	14,535,570
NIKE, Inc. Class B	752,900	45,490,218
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	2,524,300	88,602,930
Tory Burch LLC (c)(d)(e)	248,840	11,969,204
Under Armour, Inc. Class C (non-vtg.) (a)(b)	47,659	568,572
VF Corp.	118,900	8,674,944
		681,457,593

TOTAL CONSUMER DISCRETIONARY		2,354,303,172

CONSUMER STAPLES - 5.1%
Beverages - 2.2%
Constellation Brands, Inc. Class A (sub. vtg.)	85,000	18,495,150
Dr. Pepper Snapple Group, Inc.	46,600	4,202,854
Fever-Tree Drinks PLC	337,902	8,911,084
Monster Beverage Corp. (a)	1,954,500	122,488,515
PepsiCo, Inc.	271,400	31,623,528
The Coca-Cola Co.	1,560,500	71,424,085
		257,145,216
Food & Staples Retailing - 0.6%
Costco Wholesale Corp.	266,500	49,150,595
Drogasil SA	728,300	19,578,854
Kroger Co.	55,700	1,440,402
Walgreens Boots Alliance, Inc.	81,000	5,893,560
		76,063,411
Food Products - 0.4%
Campbell Soup Co.	33,500	1,651,550
General Mills, Inc.	39,000	2,205,840
Kellogg Co.	28,900	1,912,024
Lamb Weston Holdings, Inc.	217,700	11,836,349
Mondelez International, Inc.	160,100	6,874,694
The Hain Celestial Group, Inc. (a)	92,600	3,805,860
The Hershey Co.	69,900	7,754,007
The Kraft Heinz Co.	122,400	9,959,688
		46,000,012
Household Products - 0.3%
Church & Dwight Co., Inc.	220,000	10,359,800
Colgate-Palmolive Co.	115,100	8,338,995
Kimberly-Clark Corp.	65,100	7,796,376
Procter & Gamble Co.	56,700	5,102,433
		31,597,604
Personal Products - 0.7%
Coty, Inc. Class A	2,160,500	37,225,415
Herbalife Ltd. (a)	422,300	29,620,122
Unilever NV (Certificaten Van Aandelen) (Bearer)	298,100	17,191,107
		84,036,644
Tobacco - 0.9%
Altria Group, Inc.	795,900	53,985,897
British American Tobacco PLC sponsored ADR	228,900	14,564,907
Philip Morris International, Inc.	336,500	34,575,375
		103,126,179

TOTAL CONSUMER STAPLES		597,969,066

ENERGY - 1.4%
Energy Equipment & Services - 0.2%
Baker Hughes, a GE Co. Class A	463,300	13,773,909
Halliburton Co.	143,900	6,012,142
U.S. Silica Holdings, Inc. (b)	161,400	5,353,638
		25,139,689
Oil, Gas & Consumable Fuels - 1.2%
Anadarko Petroleum Corp.	69,800	3,356,682
Cabot Oil & Gas Corp.	374,900	10,853,355
Concho Resources, Inc. (a)	114,800	16,055,928
Continental Resources, Inc. (a)	128,300	6,072,439
Diamondback Energy, Inc. (a)	119,600	13,073,476
EOG Resources, Inc.	362,400	37,080,768
Hess Corp.	25,200	1,156,176
Noble Energy, Inc.	274,200	7,211,460
PDC Energy, Inc. (a)	127,438	5,855,776
Pioneer Natural Resources Co.	96,693	15,087,976
Reliance Industries Ltd.	841,535	12,025,377
Valero Energy Corp.	56,600	4,846,092
		132,675,505

TOTAL ENERGY		157,815,194

FINANCIALS - 2.6%
Banks - 1.1%
Bank of America Corp.	485,700	13,682,169
Citigroup, Inc.	146,200	11,038,100
HDFC Bank Ltd. sponsored ADR	369,311	35,860,098
JPMorgan Chase & Co.	467,300	48,842,196
Signature Bank (a)	15,400	2,114,112
Wells Fargo & Co.	209,800	11,847,406
		123,384,081
Capital Markets - 1.4%
BlackRock, Inc. Class A	122,900	61,596,251
BM&F BOVESPA SA	1,503,800	10,676,293
Charles Schwab Corp.	1,857,600	90,632,304
E*TRADE Financial Corp. (a)	84,900	4,087,086
T. Rowe Price Group, Inc.	16,000	1,646,720
		168,638,654
Consumer Finance - 0.1%
American Express Co.	60,500	5,911,455
Discover Financial Services	37,458	2,644,535
		8,555,990
Diversified Financial Services - 0.0%
RPI International Holdings LP (a)(c)(d)	35,220	4,808,411
Insurance - 0.0%
Hiscox Ltd.	108,800	2,037,905

TOTAL FINANCIALS		307,425,041

HEALTH CARE - 18.0%
Biotechnology - 13.6%
AbbVie, Inc.	407,084	39,454,581
ACADIA Pharmaceuticals, Inc. (a)	1,787,174	54,062,014
Adverum Biotechnologies, Inc. (a)	61,000	186,050
Agios Pharmaceuticals, Inc. (a)(b)	583,228	35,897,683
Alexion Pharmaceuticals, Inc. (a)	404,900	44,462,069
Alkermes PLC (a)	2,636,659	137,870,899
Alnylam Pharmaceuticals, Inc. (a)	1,387,223	186,636,982
Amgen, Inc.	404,400	71,036,904
Array BioPharma, Inc. (a)	1,573,800	17,705,250
Arsanis, Inc. (a)	98,500	1,662,680
aTyr Pharma, Inc. (a)	397,874	1,551,709
BeiGene Ltd. ADR (a)(b)	561,636	44,930,880
Biogen, Inc. (a)	103,300	33,280,161
Bioverativ, Inc.	38,450	1,923,269
bluebird bio, Inc. (a)	735,931	127,168,877
Calyxt, Inc. (b)	414,500	7,933,530
Celgene Corp. (a)	315,500	31,811,865
Celldex Therapeutics, Inc. (a)(b)	552,143	1,656,429
Cellectis SA sponsored ADR (a)(b)	241,100	6,010,623
Chimerix, Inc. (a)	638,631	2,854,681
Coherus BioSciences, Inc. (a)(b)	646,392	5,785,208
CytomX Therapeutics, Inc. (a)	236,549	4,896,564
CytomX Therapeutics, Inc. (a)(f)	207,739	4,300,197
Dicerna Pharmaceuticals, Inc. (a)	17,770	150,690
Editas Medicine, Inc. (a)(b)	223,362	6,448,461
Exelixis, Inc. (a)	4,184,484	113,315,827
Fate Therapeutics, Inc. (a)	110,073	484,321
Five Prime Therapeutics, Inc. (a)	386,600	10,186,910
Galapagos Genomics NV sponsored ADR (a)	244,300	21,542,374
Gilead Sciences, Inc.	513,000	38,362,140
Global Blood Therapeutics, Inc. (a)	284,700	11,231,415
Heron Therapeutics, Inc. (a)	464,051	8,167,298
Intellia Therapeutics, Inc. (a)	237,838	5,356,112
Intercept Pharmaceuticals, Inc. (a)	58,400	3,586,344
Intrexon Corp. (a)(b)	128,900	1,758,196
Ionis Pharmaceuticals, Inc. (a)	2,104,782	116,794,353
Ironwood Pharmaceuticals, Inc. Class A (a)	1,454,056	25,111,547
Jounce Therapeutics, Inc. (b)	132,800	2,092,928
Lexicon Pharmaceuticals, Inc. (a)	1,971,877	20,152,583
Macrogenics, Inc. (a)	79,600	1,537,872
Merrimack Pharmaceuticals, Inc.	138,860	1,605,222
Momenta Pharmaceuticals, Inc. (a)	1,454,095	20,066,511
Protagonist Therapeutics, Inc. (a)	202,800	3,954,600
Prothena Corp. PLC (a)(b)	620,477	28,845,976
Regeneron Pharmaceuticals, Inc. (a)	271,300	98,172,618
Regulus Therapeutics, Inc. (a)	1,508,832	1,372,886
Rigel Pharmaceuticals, Inc. (a)	3,059,712	12,728,402
Sage Therapeutics, Inc. (a)	595,734	55,051,779
Seattle Genetics, Inc. (a)	568,817	34,658,020
Seres Therapeutics, Inc. (a)	398,892	4,188,366
Seres Therapeutics, Inc. (a)(f)	142,139	1,492,460
Sienna Biopharmaceuticals, Inc.	241,945	4,877,611
Sienna Biopharmaceuticals, Inc.	155,108	2,970,628
Spark Therapeutics, Inc. (a)	134,400	9,842,112
Syros Pharmaceuticals, Inc. (a)	201,160	2,987,226
Syros Pharmaceuticals, Inc. (f)	301,001	4,469,865
TESARO, Inc. (a)	117,700	9,957,420
Ultragenyx Pharmaceutical, Inc. (a)	206,600	10,431,234
uniQure B.V. (a)	84,908	1,285,507
Vertex Pharmaceuticals, Inc. (a)	85,300	12,307,937
Xencor, Inc. (a)	289,200	6,278,532
Zai Lab Ltd. ADR (b)	251,800	6,574,498
		1,583,477,886
Health Care Equipment & Supplies - 1.7%
Abbott Laboratories	169,021	9,527,714
Align Technology, Inc. (a)	35,434	9,244,022
Danaher Corp.	358,000	33,780,880
DexCom, Inc. (a)(b)	127,500	7,449,825
Genmark Diagnostics, Inc. (a)	540,100	2,403,445
Insulet Corp. (a)	542,720	38,929,306
Intuitive Surgical, Inc. (a)	106,921	42,744,877
Novocure Ltd. (a)(b)	606,900	11,682,825
Novocure Ltd. (a)(f)	149,451	2,876,932
Penumbra, Inc. (a)	378,492	39,855,208
Presbia PLC (a)	443,695	1,189,103
		199,684,137
Health Care Providers & Services - 0.7%
Humana, Inc.	17,100	4,460,706
McKesson Corp.	26,800	3,959,432
National Vision Holdings, Inc.	48,100	1,567,579
OptiNose, Inc.	225,000	4,295,250
OptiNose, Inc.	301,785	5,184,968
UnitedHealth Group, Inc.	238,200	54,350,094
		73,818,029
Health Care Technology - 0.3%
athenahealth, Inc. (a)	197,700	26,272,353
Castlight Health, Inc. Class B (a)	777,600	3,032,640
Cerner Corp. (a)	63,100	4,460,539
		33,765,532
Life Sciences Tools & Services - 0.0%
Illumina, Inc. (a)	14,362	3,303,691
Pharmaceuticals - 1.7%
Adimab LLC (c)(d)(e)	762,787	26,133,083
Akcea Therapeutics, Inc. (b)	1,096,839	20,938,657
Avexis, Inc. (a)	489,721	46,430,448
Bristol-Myers Squibb Co.	467,500	29,541,325
Castle Creek Pharmaceuticals, LLC Class A-2 unit (a)(c)(d)(e)(g)	13,511	5,585,718
Endocyte, Inc. (a)(b)	293,700	1,471,437
Intra-Cellular Therapies, Inc. (a)	1,072,498	16,623,719
Jazz Pharmaceuticals PLC (a)	109,400	15,287,556
Kolltan Pharmaceuticals, Inc. rights (d)	1,692,030	253,805
Nektar Therapeutics (a)	62,900	3,395,971
Rhythm Pharmaceuticals, Inc.	139,600	3,989,768
Stemcentrx, Inc. rights 12/31/21 (a)(d)	568,100	1,670,214
The Medicines Company (a)(b)	704,623	20,434,067
Theravance Biopharma, Inc. (a)	283,801	8,074,138
		199,829,906

TOTAL HEALTH CARE		2,093,879,181

INDUSTRIALS - 6.1%
Aerospace & Defense - 1.1%
Lockheed Martin Corp.	133,900	42,730,168
Northrop Grumman Corp.	17,700	5,440,980
Space Exploration Technologies Corp. Class A (a)(c)(d)	137,569	18,571,815
The Boeing Co.	151,500	41,935,200
United Technologies Corp.	122,900	14,926,205
		123,604,368
Air Freight & Logistics - 0.3%
FedEx Corp.	24,800	5,740,208
United Parcel Service, Inc. Class B	275,300	33,435,185
		39,175,393
Airlines - 1.6%
Allegiant Travel Co.	35,000	5,320,000
Azul SA sponsored ADR	147,700	3,716,132
Delta Air Lines, Inc.	224,100	11,859,372
InterGlobe Aviation Ltd. (f)	164,284	2,857,074
JetBlue Airways Corp. (a)	2,050,800	44,030,676
Ryanair Holdings PLC sponsored ADR (a)	130,910	15,963,165
Southwest Airlines Co.	694,100	42,111,047
United Continental Holdings, Inc. (a)	307,800	19,489,896
Wheels Up Partners Holdings LLC:
Series B (a)(c)(d)(e)	1,843,115	5,750,519
Series C (a)(c)(d)(e)	670,590	2,092,241
Wizz Air Holdings PLC (a)(f)	846,826	38,297,076
		191,487,198
Electrical Equipment - 0.3%
AMETEK, Inc.	16,700	1,213,923
Eaton Corp. PLC	120,700	9,388,046
Emerson Electric Co.	107,000	6,935,740
Fortive Corp.	180,900	13,504,185
		31,041,894
Industrial Conglomerates - 0.9%
3M Co.	255,500	62,122,270
Honeywell International, Inc.	307,600	47,973,296
		110,095,566
Machinery - 1.4%
Aumann AG (f)	65,600	5,393,013
Caterpillar, Inc.	567,300	80,074,395
Cummins, Inc.	72,000	12,052,800
Deere & Co.	150,600	22,568,916
Illinois Tool Works, Inc.	84,500	14,301,625
Rational AG	1,300	850,410
Wabtec Corp. (b)	56,400	4,337,160
Xylem, Inc.	287,100	19,907,514
		159,485,833
Road & Rail - 0.4%
Union Pacific Corp.	320,400	40,530,600
Trading Companies & Distributors - 0.1%
Univar, Inc. (a)	263,500	7,762,710

TOTAL INDUSTRIALS		703,183,562

INFORMATION TECHNOLOGY - 42.1%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)	28,100	6,550,672
Infinera Corp. (a)	3,207,500	23,222,300
Palo Alto Networks, Inc. (a)	19,900	2,900,425
		32,673,397
Electronic Equipment & Components - 0.2%
Cognex Corp.	7,300	1,011,561
Dell Technologies, Inc. (a)	49,700	3,888,528
IPG Photonics Corp. (a)	5,700	1,305,186
TE Connectivity Ltd.	27,500	2,597,100
Trimble, Inc. (a)	398,300	16,724,617
		25,526,992
Internet Software & Services - 12.0%
2U, Inc. (a)	237,580	15,228,878
Actua Corp. (a)	715,818	11,095,179
Alarm.com Holdings, Inc. (a)	7,600	311,524
Alibaba Group Holding Ltd. sponsored ADR (a)	365,300	64,687,324
Alphabet, Inc.:
Class A (a)	401,770	416,302,021
Class C (a)	219,656	224,358,835
Apptio, Inc. Class A (a)	218,800	4,881,428
Baidu.com, Inc. sponsored ADR (a)	2,000	477,160
CarGurus, Inc. Class A	19,400	571,912
Cloudera, Inc. (f)	113,172	1,791,513
Criteo SA sponsored ADR (a)(b)	51,600	1,720,860
eBay, Inc. (a)	148,800	5,158,896
Etsy, Inc. (a)	50,800	836,168
Facebook, Inc. Class A (a)	2,186,258	387,361,192
GoDaddy, Inc. (a)	105,500	5,132,575
Match Group, Inc. (a)(b)	60,000	1,764,000
NAVER Corp.	2,306	1,695,923
NetEase, Inc. ADR	171,500	56,373,765
New Relic, Inc. (a)	135,246	7,611,645
Nutanix, Inc.:
Class A (a)	1,272,300	41,731,440
Class B (f)	274,751	9,011,833
Okta, Inc.	24,900	727,329
Shopify, Inc. Class A (a)	974,049	102,044,307
Tencent Holdings Ltd.	315,500	16,153,962
Twitter, Inc. (a)	117,190	2,411,770
Wix.com Ltd. (a)	179,207	9,838,464
		1,389,279,903
IT Services - 3.6%
Cognizant Technology Solutions Corp. Class A	279,100	20,173,348
IBM Corp.	68,900	10,608,533
MasterCard, Inc. Class A	670,900	100,950,323
PayPal Holdings, Inc. (a)	1,491,000	112,913,430
Square, Inc. (a)	852,700	33,442,894
Visa, Inc. Class A	1,203,200	135,468,288
		413,556,816
Semiconductors & Semiconductor Equipment - 10.2%
Advanced Micro Devices, Inc. (a)(b)	1,956,500	21,306,285
Applied Materials, Inc.	111,200	5,868,024
ASML Holding NV	112,000	19,658,240
Broadcom Ltd.	166,336	46,231,428
Cavium, Inc. (a)	602,400	51,493,152
Cirrus Logic, Inc. (a)	427,300	23,604,052
Cree, Inc. (a)	295,466	10,500,862
Cypress Semiconductor Corp.	174,500	2,793,745
Inphi Corp. (a)	104,400	4,287,708
Intel Corp.	21,500	964,060
KLA-Tencor Corp.	73,200	7,483,968
Marvell Technology Group Ltd.	200,300	4,474,702
Micron Technology, Inc. (a)	280,000	11,869,200
NVIDIA Corp.	4,103,600	823,633,546
Qorvo, Inc. (a)	63,500	4,862,830
Silicon Laboratories, Inc. (a)	934,381	85,122,109
Skyworks Solutions, Inc.	33,878	3,548,382
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	345,300	13,673,880
Texas Instruments, Inc.	498,200	48,469,878
		1,189,846,051
Software - 10.3%
Activision Blizzard, Inc.	2,364,300	147,532,320
Adobe Systems, Inc. (a)	503,500	91,370,145
Appirio, Inc. (Escrow) (d)	100,642	24,806
Atlassian Corp. PLC (a)	121,800	5,686,842
Autodesk, Inc. (a)	241,100	26,448,670
Black Knight, Inc. (a)	130,900	5,877,410
Electronic Arts, Inc. (a)	521,300	55,440,255
HubSpot, Inc. (a)	512,900	41,519,255
Intuit, Inc.	136,400	21,444,808
Microsoft Corp.	3,145,292	264,739,228
Oracle Corp.	281,400	13,805,484
Paylocity Holding Corp. (a)	53,800	2,482,332
Proofpoint, Inc. (a)	101,100	9,104,055
Red Hat, Inc. (a)	1,078,400	136,697,984
SailPoint Technologies Holding, Inc. (a)	67,700	995,190
Salesforce.com, Inc. (a)	3,279,942	342,163,549
Snap, Inc. Class A (a)(b)	1,087,997	14,992,599
Zendesk, Inc. (a)	532,900	17,910,769
		1,198,235,701
Technology Hardware, Storage & Peripherals - 5.5%
Apple, Inc.	3,451,665	593,168,630
BlackBerry Ltd. (a)	636,200	6,851,874
NetApp, Inc.	115,000	6,498,650
Pure Storage, Inc. Class A (a)	927,378	17,137,945
Samsung Electronics Co. Ltd.	6,396	14,934,790
Western Digital Corp.	25,620	2,020,393
		640,612,282

TOTAL INFORMATION TECHNOLOGY		4,889,731,142

MATERIALS - 1.4%
Chemicals - 1.4%
CF Industries Holdings, Inc.	380,800	14,268,576
DowDuPont, Inc.	1,018,705	73,306,012
LG Chemical Ltd.	6,673	2,561,147
LyondellBasell Industries NV Class A	36,200	3,790,140
Monsanto Co.	170,991	20,235,075
Praxair, Inc.	50,200	7,726,784
The Mosaic Co.	74,800	1,816,892
The Scotts Miracle-Gro Co. Class A	361,621	35,764,317
		159,468,943
Containers & Packaging - 0.0%
Aptargroup, Inc.	14,500	1,281,945

TOTAL MATERIALS		160,750,888

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
American Tower Corp.	180,300	25,950,579
Real Estate Management & Development - 0.0%
Redfin Corp. (b)	19,700	448,766

TOTAL REAL ESTATE		26,399,345

TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.1%
Verizon Communications, Inc.	282,200	14,361,158
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (a)	787,200	48,074,304

TOTAL TELECOMMUNICATION SERVICES		62,435,462

TOTAL COMMON STOCKS
(Cost $6,099,216,623)		11,353,892,053

Preferred Stocks - 1.5%
Convertible Preferred Stocks - 1.4%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC Series 3 Preferred (a)(c)(d)(e)	16,248	2,267,083
Topgolf International, Inc. Series F (c)(d)	234,069	3,237,994
		5,505,077
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc.:
Series C (a)(c)(d)	22,157	692,353
Series D (a)(c)(d)	19,064	643,092
		1,335,445
Leisure Products - 0.0%
Peloton Interactive, Inc. Series E (c)(d)	194,028	4,487,868
Textiles, Apparel & Luxury Goods - 0.1%
Harmony Biosciences II, Inc. Series A (c)(d)	2,550,636	2,550,636
Homology Medicines, Inc. Series B (c)(d)	958,333	1,380,000
Rubius Therapeutics, Inc. Series B (c)(d)	333,731	3,444,104
		7,374,740
TOTAL CONSUMER DISCRETIONARY		18,703,130
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Neon Therapeutics, Inc. Series B (c)(d)	921,285	2,588,811
UNITY Biotechnology, Inc. Series B (a)(c)(d)	645,485	2,924,047
		5,512,858
Insurance - 0.0%
Clover Health Series D (c)(d)	264,037	2,402,737
TOTAL FINANCIALS		7,915,595
HEALTH CARE - 0.5%
Biotechnology - 0.4%
10X Genomics, Inc. Series C (a)(c)(d)	715,467	3,935,069
23andMe, Inc. Series F (c)(d)	164,720	2,287,005
Axcella Health, Inc. Series C (a)(c)(d)	111,581	1,124,736
Immunocore Ltd. Series A (a)(c)(d)	18,504	6,562,006
Intarcia Therapeutics, Inc. Series EE (a)(c)(d)	116,544	6,992,640
Moderna Therapeutics, Inc.:
Series B (c)(d)	171,343	1,235,383
Series C (c)(d)	111,846	806,410
Series E (a)(c)(d)	1,403,070	10,116,135
Series F (a)(c)(d)	1,538,270	11,090,927
Translate Bio:
Series B (a)(c)(d)	1,211,240	3,476,259
Series C (c)(d)	566,997	1,627,281
		49,253,851
Health Care Equipment & Supplies - 0.0%
Shockwave Medical, Inc. Series C (c)(d)	1,015,306	1,025,439
Health Care Providers & Services - 0.0%
Mulberry Health, Inc. Series A8 (a)(c)(d)	783,663	4,976,260
Health Care Technology - 0.1%
Codiak Biosciences, Inc.:
Series A (a)(c)(d)	163,914	620,841
Series B (a)(c)(d)	532,720	2,017,730
Series C 8.00% (c)(d)	648,255	2,455,331
		5,093,902
TOTAL HEALTH CARE		60,349,452
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series G (a)(c)(d)	53,937	7,281,495
Commercial Services & Supplies - 0.0%
Domo, Inc. Series D (a)(c)(d)	613,084	2,366,504
Professional Services - 0.1%
YourPeople, Inc. Series C (a)(c)(d)	1,527,000	7,848,780
TOTAL INDUSTRIALS		17,496,779
INFORMATION TECHNOLOGY - 0.5%
Internet Software & Services - 0.4%
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	2,105,094	691,418
Reddit, Inc. Series B (c)(d)	37,935	598,383
Starry, Inc. Series B (c)(d)	2,961,147	2,730,178
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)(d)	1,095,852	38,267,152
Series E, 8.00% (a)(c)(d)	51,852	1,810,672
		44,097,803
IT Services - 0.0%
AppNexus, Inc. Series E (a)(c)(d)	209,665	4,853,745
Software - 0.1%
Appirio, Inc. Series E (Escrow) (d)	704,496	179,055
Cloudflare, Inc. Series D 8.00% (a)(c)(d)	344,325	2,186,464
Dataminr, Inc. Series D (a)(c)(d)	442,241	4,603,729
Outset Medical, Inc. Series C (c)(d)	382,862	876,754
Taboola.Com Ltd. Series E (a)(c)(d)	331,426	4,898,476
		12,744,478
TOTAL INFORMATION TECHNOLOGY		61,696,026
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series A1 (c)(d)	202,849	933,105

TOTAL CONVERTIBLE PREFERRED STOCKS		167,094,087

Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Banks - 0.1%
Itau Unibanco Holding SA	536,100	6,758,877
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Yumanity Holdings LLC Class A (a)(c)(d)	130,754	1,461,830

TOTAL NONCONVERTIBLE PREFERRED STOCKS		8,220,707

TOTAL PREFERRED STOCKS
(Cost $155,423,349)		175,314,794

Money Market Funds - 1.8%
Fidelity Cash Central Fund, 1.13% (h)	71,523,048	71,537,352
Fidelity Securities Lending Cash Central Fund 1.13% (h)(i)	134,716,701	134,730,173
TOTAL MONEY MARKET FUNDS
(Cost $206,266,010)		206,267,525
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $6,460,905,982)		11,735,474,372
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(113,312,829)
NET ASSETS - 100%		$11,622,161,543

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $243,463,191 or 2.1% of net assets.

 (d) Level 3 security

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $70,489,963 or 0.6% of net assets.

 (g) Investment represents common shares and preferred shares.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
10X Genomics, Inc. Series C	2/23/16 - 4/3/17	$3,204,004
23andMe, Inc. Series F	8/31/17	$2,287,005
Adimab LLC	9/17/14 - 6/5/15	$11,583,995
Altiostar Networks, Inc. Series A1	1/10/17	$933,105
AppNexus, Inc. Series E	8/1/14	$4,200,051
Axcella Health, Inc. Series C	8/11/17	$1,124,736
Castle Creek Pharmaceuticals, LLC Class A-2 unit	9/29/16	$4,458,630
Cloudflare, Inc. Series D 8.00%	11/5/14	$2,109,163
Clover Health Series D	6/7/17	$2,476,086
Codiak Biosciences, Inc. Series A	11/12/15	$163,914
Codiak Biosciences, Inc. Series B	11/12/15	$1,598,160
Codiak Biosciences, Inc. Series C 8.00%	11/17/17	$2,455,331
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$5,638,573
Domo, Inc. Series D	1/24/14	$2,533,999
Harmony Biosciences II, Inc. Series A	9/22/17	$2,550,636
Homology Medicines, Inc. Series B	7/28/17	$1,380,000
Immunocore Ltd. Series A	7/27/15	$3,482,067
Intarcia Therapeutics, Inc. Series EE	9/2/16	$6,992,640
Jet.Com, Inc. Series B1 (Escrow)	9/19/16	$691,418
MOD Super Fast Pizza Holdings LLC Series 3 Preferred	11/3/16	$2,225,976
Moderna Therapeutics, Inc. Series B	4/13/17	$993,789
Moderna Therapeutics, Inc. Series C	4/13/17	$649,825
Moderna Therapeutics, Inc. Series E	12/18/14	$10,570,104
Moderna Therapeutics, Inc. Series F	8/10/16	$11,588,640
Mulberry Health, Inc. Series A8	1/20/16	$5,293,448
Neon Therapeutics, Inc. Series B	12/28/16	$2,588,811
Outset Medical, Inc. Series C	4/19/17	$992,187
Peloton Interactive, Inc. Series E	3/31/17	$4,202,996
Reddit, Inc. Series B	7/26/17	$538,544
RPI International Holdings LP	5/21/15 - 3/23/16	$4,390,645
Rubius Therapeutics, Inc. Series B	6/7/17	$2,800,003
Shockwave Medical, Inc. Series C	9/27/17	$1,025,439
Space Exploration Technologies Corp. Class A	10/16/15 - 4/6/17	$12,876,729
Space Exploration Technologies Corp. Series G	1/20/15	$4,177,960
Starry, Inc. Series B	12/1/16	$1,601,981
Taboola.Com Ltd. Series E	12/22/14	$3,455,249
The Honest Co., Inc.	8/21/14	$256,936
The Honest Co., Inc. Series C	8/21/14	$599,509
The Honest Co., Inc. Series D	8/3/15	$872,273
Topgolf International, Inc. Series F	11/10/17	$3,237,994
Tory Burch LLC	5/14/15	$17,704,966
Translate Bio Series B	7/17/15	$1,308,139
Translate Bio Series C	12/22/16	$1,122,654
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$17,000,007
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$1,727,583
UNITY Biotechnology, Inc. Series B	10/14/16	$2,652,943
Wheels Up Partners Holdings LLC Series B	9/18/15	$5,235,000
Wheels Up Partners Holdings LLC Series C	6/22/17	$2,092,241
YourPeople, Inc. Series C	5/1/15	$22,753,949
Yumanity Holdings LLC Class A	2/8/16	$883,727

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$300,000
Fidelity Securities Lending Cash Central Fund	1,551,084
Total	$1,851,084

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,373,006,302	$2,320,158,558	$21,862,666	$30,985,078
Consumer Staples	597,969,066	580,777,959	17,191,107	--
Energy	157,815,194	157,815,194	--	--
Financials	322,099,513	309,375,507	--	12,724,006
Health Care	2,155,690,463	2,052,080,765	8,155,596	95,454,102
Industrials	720,680,341	676,768,987	--	43,911,354
Information Technology	4,951,427,168	4,873,552,374	16,153,962	61,720,832
Materials	160,750,888	160,750,888	--	--
Real Estate	26,399,345	26,399,345	--	--
Telecommunication Services	63,368,567	62,435,462	--	933,105
Money Market Funds	206,267,525	206,267,525	--	--
Total Investments in Securities:	$11,735,474,372	$11,426,382,564	$63,363,331	$245,728,477

The following is a summary of transfers between Level 1 and Level 2 for the period ended November 30, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$234,830,511

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$235,622,156
Net Realized Gain (Loss) on Investment Securities	(2,737,329)
Net Unrealized Gain (Loss) on Investment Securities	(3,007,707)
Cost of Purchases	39,941,450
Proceeds of Sales	(24,090,093)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$245,728,477
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2017	$(3,276,821)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.5%
Cayman Islands	2.8%
Germany	2.5%
Ireland	1.8%
Others (Individually Less Than 1%)	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2017
Assets
Investment in securities, at value (including securities loaned of $132,732,035) — See accompanying schedule: Unaffiliated issuers (cost $6,254,639,972)	$11,529,206,847
Fidelity Central Funds (cost $206,266,010)	206,267,525
Total Investment in Securities (cost $6,460,905,982)		$11,735,474,372
Restricted cash		103,981
Receivable for investments sold		10,693,172
Receivable for fund shares sold		5,195,811
Dividends receivable		9,153,689
Distributions receivable from Fidelity Central Funds		168,904
Other receivables		17,893
Total assets		11,760,807,822
Liabilities
Payable for investments purchased	$2,736,568
Payable for fund shares redeemed	578,050
Other payables and accrued expenses	612,172
Collateral on securities loaned	134,719,489
Total liabilities		138,646,279
Net Assets		$11,622,161,543
Net Assets consist of:
Paid in capital		$5,302,886,052
Undistributed net investment income		49,100,719
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		996,111,999
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,274,062,773
Net Assets		$11,622,161,543
Series Growth Company:
Net Asset Value, offering price and redemption price per share ($11,622,161,543 ÷ 638,814,872 shares)		$18.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2017
Investment Income
Dividends		$87,714,574
Interest		1,862
Income from Fidelity Central Funds		1,851,084
Total income		89,567,520
Expenses
Management fee
Basic fee	$29,685,999
Performance adjustment	4,795,080
Transfer agent fees	3,284,943
Accounting and security lending fees	673,226
Custodian fees and expenses	407,148
Independent trustees' fees and expenses	42,681
Audit	60,936
Legal	21,073
Interest	45,544
Miscellaneous	71,886
Total expenses before reductions	39,088,516
Expense reductions	(238,894)	38,849,622
Net investment income (loss)		50,717,898
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,020,978,445
Fidelity Central Funds	10,232
Foreign currency transactions	5,355
Total net realized gain (loss)		1,020,994,032
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $539,342)	2,493,162,095
Fidelity Central Funds	(12,994)
Assets and liabilities in foreign currencies	44,864
Total change in net unrealized appreciation (depreciation)		2,493,193,965
Net gain (loss)		3,514,187,997
Net increase (decrease) in net assets resulting from operations		$3,564,905,895

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2017	Year ended November 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$50,717,898	$22,092,010
Net realized gain (loss)	1,020,994,032	232,071,894
Change in net unrealized appreciation (depreciation)	2,493,193,965	76,323,730
Net increase (decrease) in net assets resulting from operations	3,564,905,895	330,487,634
Distributions to shareholders from net investment income	(21,273,177)	(37,257,434)
Distributions to shareholders from net realized gain	(237,558,300)	–
Total distributions	(258,831,477)	(37,257,434)
Share transactions - net increase (decrease)	(2,090,059,508)	(1,345,489,350)
Total increase (decrease) in net assets	1,216,014,910	(1,052,259,150)
Net Assets
Beginning of period	10,406,146,633	11,458,405,783
End of period	$11,622,161,543	$10,406,146,633
Other Information
Undistributed net investment income end of period	$49,100,719	$19,689,747

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Growth Company Fund

Years ended November 30,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$13.49	$13.08	$12.10	$10.29	$10.00
Income from Investment Operations
Net investment income (loss)B	.07	.01	.03	.02	.01
Net realized and unrealized gain (loss)	4.96	.43	1.04	1.80	.28
Total from investment operations	5.03	.44	1.07	1.82	.29
Distributions from net investment income	(.02)	(.03)	(.02)	(.01)	–
Distributions from net realized gain	(.31)	–	(.07)	–	–
Total distributions	(.33)	(.03)	(.09)	(.01)	–
Net asset value, end of period	$18.19	$13.49	$13.08	$12.10	$10.29
Total ReturnC,D	38.10%	3.38%	8.94%	17.67%	2.90%
Ratios to Average Net AssetsE,F
Expenses before reductions	.38%	.74%	.79%	.74%	.76%G
Expenses net of fee waivers, if any	.38%	.74%	.79%	.74%	.76%G
Expenses net of all reductions	.37%	.74%	.79%	.74%	.76%G
Net investment income (loss)	.43%	.11%	.24%	.22%	.87%G
Supplemental Data
Net assets, end of period (000 omitted)	$11,622,162	$4,032,151	$4,602,479	$4,353,274	$4,063,472
Portfolio turnover rateH	15%	20%	18%	14%	1%I

 A For the period November 7, 2013 (commencement of operations) to November 30, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2017

1. Organization.

Fidelity Series Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which FMR or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Fidelity Series Growth Company.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$245,728,477	Recovery value	Recovery value	0.2% - 0.7% / 0.4%	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	8.3	Increase
			Enterprise value/Sales multiple (EV/S)	0.7 - 9.2 / 4.1	Increase
			Transaction price	$1.00 - $330.00 / $56.28	Increase
			Enterprise value/Gross profit (EV/GP)	5.0	Increase
			Discount rate	8.0% - 69.1% / 29.0%	Decrease
			Enterprise value/Revenue multiple (EV/R)	3.8	Increase
			Discount for lack of marketability	15.0% - 20.0% / 15.8%	Decrease
			Liquidity preference	$4.13 - $68.46 / $31.46	Increase
			Premium rate	15.0% - 40.0% / 28.5%	Increase
			Proxy premium	22.5% - 76.0% / 31.2%	Increase
		Market approach	Transaction price	$0.92 - $139.53 / $56.29	Increase
			Liquidity preference	$16.35 - $45.76 / $36.62	Increase
		Discount cash flow	Discount rate	8.0% - 12.2% / 10.8%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Probability rate	6.3% - 68.9% / 6.9%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2017, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,467,557,951
Gross unrealized depreciation	(235,252,803)
Net unrealized appreciation (depreciation)	$5,232,305,148
Tax Cost	$6,503,169,224

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$81,030,850
Undistributed long-term capital gain	$1,006,445,111
Net unrealized appreciation (depreciation) on securities and other investments	$5,232,338,873

The tax character of distributions paid was as follows:

	November 30, 2017	November 30, 2016
Ordinary Income	$21,273,177	$ 37,257,434
Long-term Capital Gains	237,558,300	–
Total	$258,831,477	$ 37,257,434

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $53,901,829 in these Subsidiaries, representing .46% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,634,942,416 and $3,973,555,608, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective June 1, 2017, under the management contract approved by the Board and shareholders, Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. In addition, the investment adviser pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Prior to June 1, 2017, the investment adviser and its affiliates provided the Fund with investment management related services for which the Fund paid a monthly management fee. The management fee was the sum of an individual fund fee rate that was based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate was based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreased as assets under management increased and increased as assets under management decreased. In addition, the management fee was subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee was based on the relative investment performance of Series Growth Company as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective June 1, 2017, fees for these services are no longer charged to the classes. Prior to June 1, 2017, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of Series Growth Company. FIIOC received no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Growth Company	$3,284,943.05

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2017, these fees are paid by the investment adviser or an affiliate.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $69,142 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$57,321,269	1.10%	$45,544

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $34,749 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,551,084. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $143,209 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,002.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $94,683.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2017	Year ended November 30, 2016
From net investment income
Series Growth Company	$4,446,809	$10,558,686
Class F	16,826,368	26,698,748
Total	$21,273,177	$37,257,434
From net realized gain
Series Growth Company	$92,197,173	$–
Class F	145,361,127	–
Total	$237,558,300	$–

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2017	Year ended November 30, 2016	Year ended November 30, 2017	Year ended November 30, 2016
Series Growth Company
Shares sold	431,705,596	2,063,132	$7,133,495,773	$25,665,235
Reinvestment of distributions	7,164,120	832,704	96,643,982	10,558,686
Shares redeemed	(98,878,934)	(56,027,944)	(1,617,775,564)	(714,389,986)
Net increase (decrease)	339,990,782	(53,132,108)	$5,612,364,191	$(678,166,065)
Class F
Shares sold	5,710,126	13,758,094	$91,560,409	$169,447,726
Reinvestment of distributions	12,022,794	2,107,241	162,187,495	26,698,748
Shares redeemed	(489,437,017)	(67,666,109)	(7,956,171,603)	(863,469,759)
Net increase (decrease)	(471,704,097)	(51,800,774)	$(7,702,423,699)	$(667,323,285)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Series Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from November 7, 2013 (commencement of operations) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Growth Company Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from November 7, 2013 (commencement of operations) to November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 18, 2018

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2017 to November 30, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period-B June 1, 2017 to November 30, 2017
Series Growth Company	.00%
Actual		$1,000.00	$1,152.00	$.00
Hypothetical-C		$1,000.00	$1,025.05	$.00

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Growth Company Fund voted to pay on December 18, 2017, to shareholders of record at the opening of business on December 15, 2017, a distribution of $1.663 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.085 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30 2017, $1,024,223,532, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series Growth Company Fund and Class F designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Series Growth Company Fund and Class F designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Growth Company Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered that the Advisory Contracts currently in place had become effective on June 1, 2017 in connection with shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) voting to approve new management contracts for the Freedom Funds. The Board noted the Advisory Contracts implemented a new fee structure pursuant to which the fund does not pay a management fee to FMR. The Board also approved certain amendments to the sub-advisory agreements for the fund to ensure consistency in the sub-advisory fees paid under the new fee structure compared to the sub-advisory fees paid under the prior fee structure. The Board noted that the amendments will not result in any changes to the nature, extent, and quality of services provided to the fund.

In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

The Board further considered that, effective June 1, 2017, FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.014% through January 31, 2021.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

XS7-ANN-0118
1.968007.104

Item 2.

Code of Ethics

As of the end of the period, November 30, 2017, Fidelity Mt. Vernon Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Growth Company Fund and Fidelity Series Growth Company Fund (the “Funds”):

Services Billed by Deloitte Entities

November 30, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$145,000	$200	$19,100	$3,400
Fidelity Series Growth Company Fund	$62,000	$100	$19,400	$1,700

November 30, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$160,000	$200	$6,200	$3,700
Fidelity Series Growth Company Fund	$82,000	$100	$6,500	$1,700

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Flex Mid Cap Growth Fund, Fidelity Growth Strategies Fund, Fidelity Growth Strategies K6 Fund and Fidelity New Millennium Fund (the “Funds”):

Services Billed by PwC

November 30, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Mid Cap Growth Fund	$38,000	$2,300	$2,800	$1,100
Fidelity Growth Strategies Fund	$48,000	$4,500	$3,500	$2,200
Fidelity Growth Strategies K6 Fund	$38,000	$1,700	$2,800	$800
Fidelity New Millennium Fund	$63,000	$5,700	$67,500	$2,700

November 30, 2016 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Mid Cap Growth Fund	$-	$-	$-	$-
Fidelity Growth Strategies Fund	$49,000	$5,100	$4,100	$2,400
Fidelity Growth Strategies K6 Fund	$-	$-	$-	$-
Fidelity New Millennium Fund	$67,000	$6,200	$4,300	$2,900

A Amounts may reflect rounding.

B Fidelity Flex Mid Cap Growth Fund commenced operations on March 8, 2017 and Fidelity Growth Strategies K6 Fund commenced operations on May 25, 2017.

C Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	November 30, 2017A	November 30, 2016A
Audit-Related Fees	$-	$35,000
Tax Fees	$25,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	November 30, 2017A,B	November 30, 2016A,B
Audit-Related Fees	$9,220,000	$5,315,000
Tax Fees	$150,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Mid Cap Growth Fund and Fidelity Growth Strategies K6 Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2017A,B	November 30, 2016A,B,C
Deloitte Entities	$340,000	$285,000
PwC	$12,730,000	$6,625,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Mid Cap Growth Fund and Fidelity Growth Strategies K6 Fund’s commencement of operations.

C Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Mt. Vernon Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 24, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	January 24, 2018